     As filed with the Securities and Exchange Commission on May 10, 2001


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-2

          [X] REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
              File No. 333-__________

          [_] Pre-Effective Amendment No.
          [_] Post-Effective Amendment No.


                                     and/or

          [X] REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
              File No. 811-5639

          [X] Amendment No. 19

                        PACHOLDER HIGH YIELD FUND, INC.
               Exact Name of Registrant as Specified in Charter

            8044 Montgomery Road, Suite 480, Cincinnati, Ohio 45236
Address of Principal Executive Offices (Number, Street, City, State, Zip Code)

                                (513) 985-3200
              Registrant's Telephone Number, including Area Code


                       James P. Shanahan, Jr., Secretary
            8044 Montgomery Road, Suite 480, Cincinnati, Ohio 45236
 Name and Address (Number, Street, City, State, Zip Code) of Agent for Service

                         Copies of Communications to:

    Alan C. Porter, Esq.                                   Sarah E. Cogan, Esq.
Kirkpatrick & Lockhart LLP                            Simpson Thacher & Bartlett
1800 Massachusetts Avenue, N.W.                          425 Lexington Avenue
  Washington, D.C.  20036                             New York , New York  10017


  Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

  If any of the securities being registered on this form are to be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [_]

       CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

======================================================================================================================
                                                            Proposed             Proposed
                                          Amount             Maximum              Maximum            Amount of
                                          Being              Offering            Aggregate       Registration Fees
     Title of Securities Being          Registered        Price Per Unit (1)      Offering              (1)
            Registered                                                             Price (1)
----------------------------------------------------------------------------------------------------------------------
Auction Rate Cumulative Preferred
Shares, $.01 par value                    3,680               $25,000            $92,000,000           $23,000

======================================================================================================================

(1) Estimated solely for the purpose of computing the registration fee pursuant to Rule 457.

                      ____________________________________


  The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

                   SUBJECT TO COMPLETION, DATED MAY __, 2001

PROSPECTUS

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                                 $ 92,000,000

                        PACHOLDER HIGH YIELD FUND, INC.

                           3,680 Shares, Series_____
         Auction Rate Cumulative Preferred Shares ("Preferred Shares")
                   Liquidation Preference $25,000 Per Share

         Pacholder High Yield Fund, Inc. (the "Fund") is offering 3,680 Series
__ Auction Rate Cumulative Preferred Shares. The Fund is a diversified, closed-end management investment company with a leveraged capital structure. The Fund's investment objective is to provide a high level of total return through current income and capital appreciation by investing primarily in high-yield fixed income securities of domestic companies. The Fund's investment adviser is Pacholder & Company, LLC (the "Adviser").

         The Fund's investments in lower-rated securities and its leveraged capital structure involve special risks. An investment in the Fund is not appropriate for all investors. No assurance can be given that the Fund will achieve its investment objective. See the "Risk Factors" section on page __ of this prospectus for more information about risks.

         Further information concerning the Fund and the securities in which it invests is in the Fund's registration statement, of which this prospectus is a part, on file with the Securities and Exchange Commission.

         These securities have not been approved or disapproved by the Securities and Exchange Commission nor any state securities commission. The Securities and Exchange Commission and state securities commissions have not passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                              Per Share         Total
                                              ---------         -----
Public Offering Price.......................  $                 $
Sales Load..................................  $                 $
Proceeds to Fund (1)........................  $                 $
_____________________
(1) Not including offering expenses incurred by the Fund, estimated to be $_______, including $____ paid to Winton Associates, Inc., an affiliate of the Adviser, for financial advisory and marketing support services related to the offering.

         The public offering price per share will be increased by the amount of dividends, if any, that have accumulated from the date the Preferred Shares are first issued.

         The underwriters are offering the Preferred Shares subject to various conditions. The underwriters expect to deliver the Preferred Shares to an investor's broker-dealer, in book-entry form through The Depository Trust Company, on or about _____, 2001.

         Salomon Smith Barney            Banc One Capital Markets, Inc.

______, 2001

         Investors in Preferred Shares will be entitled to receive cash dividends at an annual rate that may vary for the successive dividend periods for the Preferred Shares. The dividend rate on the Preferred Shares for the initial dividend period from and including the date of issue to but excluding ______, 2001 will be __% per year. For each subsequent dividend period, the auction agent will determine the dividend rate by an auction conducted on the business day prior to that period. The auction usually is held weekly as described under "The Auction." Investors in the Preferred Shares may participate in auctions through their broker-dealers in accordance with the procedures specified in this prospectus. Broker-dealers are not required to maintain a secondary market in Preferred Shares and a secondary market may not provide you with liquidity. The Fund may redeem Preferred Shares as described under "Description of Preferred Shares--Redemption."

         The Preferred Shares will be senior to the Fund's outstanding Common Stock. The Preferred Shares are not listed on an exchange. The Fund's Common Stock is listed on the American Stock Exchange under the symbol "PHF." It is a condition of closing this offering that the Preferred Shares be offered with a rating of "aaa" from Moody's Investors Service, Inc. ("Moody's") and "AAA" from Standard & Poor's Ratings Services ("S&P").

         This prospectus sets forth concisely information you should know before investing, including information about risks. You should read this prospectus before you invest and keep it for future reference. The Fund's Statement of Additional Information ("SAI"), dated _____, 2001, contains additional information about the Fund and is incorporated by reference into (which means it is considered to be a part of) this prospectus. You may obtain a free copy of the SAI by calling _________ or by writing to the Fund at 8044 Montgomery Road, Suite 480, Cincinnati, Ohio 45236. A table of contents to the SAI is located at page __ of this prospectus. The SAI is available along with other Fund-related materials at the Securities and Exchange Commission's Web site (http://www.sec.gov).


                             _____________________


         You should rely only on the information contained in or incorporated by reference into this prospectus. Neither the Fund nor the underwriters have authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. Neither the Fund nor the underwriters are making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus is accurate as of the date on the front cover of this prospectus only.

                                TABLE OF CONTENTS

                                                                                    Page
                                                                                    ----
Prospectus Summary
Financial Highlights
The Fund
Use of Proceeds
Capitalization
Portfolio Composition
Investment Objective and Policies
Description of Leverage
Risk Factors
Description of Preferred Shares
The Auction
Management of the Fund
Custodian, Auction Agent, Transfer Agent, Dividend Paying Agent and Registrar
Federal Taxation
Description of Capital Stock
Conversion to Open-End Fund
Underwriting
Legal Opinions
Reports to Stockholders
Independent Auditors
Further Information
Table of Contents to the Statement of Additional Information

[Prospectus Summary to appear within box border]

                               PROSPECTUS SUMMARY

         This summary highlights selected information from this prospectus and is qualified in its entirety by reference to the detailed information included in this prospectus and the SAI. To understand the offering of the Preferred Shares, you should read this entire prospectus carefully, including the risk factors.

The Fund................ The Fund has been engaged in business as a diversified, closed-end management investment company since 1988. The Fund's common stock, par value $.01 per share ("Common Stock"), is listed on the American Stock Exchange under the symbol "PHF." The Fund's principal office is located at 8044 Montgomery Road, Suite 480, Cincinnati, Ohio 45236, and its telephone number is
                         (513) 985-3200.

The Adviser............. Pacholder & Company, LLC serves as the Fund's investment adviser. The Adviser is a limited liability company 51% owned by Pacholder Associates, Inc. ("Pacholder Associates") and 49% owned by Banc One Investment Advisors Corporation ("Banc One Advisors"). Pacholder Associates is an investment advisory firm formed in 1983 that specializes in high-yield fixed income securities. Pacholder Associates currently manages in excess of $1 billion for institutional clients and provides research and consulting services to those clients and others. Approximately $900 million of the accounts currently managed by Pacholder Associates are dedicated to investing in securities similar to those eligible for purchase by the Fund. Banc One Advisors is an indirect wholly-owned subsidiary of BANK ONE CORPORATION. As of December 31, 2000, Banc One Advisors managed over $131 billion in assets, including One Group(R)Mutual Funds. Banc One Advisors is an affiliate of Banc One Capital Markets, Inc.

                         William J. Morgan has directed and supervised the overall portfolio management strategy for the Fund since 1988. Mr. Morgan also has been responsible for the day-to-day management of the Fund's portfolio since June 2000.

The Offering............ The Fund is offering 3,680 Series __ Auction Rate
                         Cumulative Preferred Shares (the "Preferred Shares") at a purchase price of $25,000 per share plus dividends, if any, that have accumulated from the date the Fund first issues the shares. Salomon Smith Barney Inc. and Bank One Capital Markets are offering the Preferred Shares as underwriters.

                         The Preferred Shares will entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. In general, except as described under "Description of Preferred Shares-- Dividends and Dividend Periods," each dividend period will be seven days. The auction agent will determine the dividend rate for a particular period by an auction conducted on the business day immediately prior to the start of that dividend period.

                         The Preferred Shares are not listed on an exchange. Instead, investors may buy or sell Preferred Shares at an auction that normally is held weekly, by submitting orders to broker-dealers that have entered into an agreement with the auction agent and the Fund or to certain other broker-dealers. _______, the auction agent, reviews orders from broker-dealers on behalf of existing holders that wish to sell, hold at the auction rate, or hold only at a specified dividend rate and on behalf of potential holders that wish to buy Preferred Shares. The auction agent then determines the lowest dividend rate that will result in all of the outstanding Preferred Shares continuing to be held. The first auction date for Preferred Shares will be _____, 2001, the business day before the dividend payment date for the initial dividend period for Preferred Shares. The auction day for Preferred Shares normally will be a Wednesday, and the start date for subsequent dividend periods normally will be the following business day, typically a Thursday, unless the then-current dividend period is a special rate period or the day that normally would be the auction date or the first day of the subsequent dividend period is not a business day.

Ratings................. The Fund will issue the Preferred Shares only if they receive a credit quality rating of "aaa" from Moody's and "AAA" from S&P.

Investment Objective.... The Fund's investment objective is to provide a high
and Policies             level of total return through current income and
                         capital appreciation by investing primarily in high-yield fixed income securities of domestic companies.
                         The Fund invests in a portfolio comprised primarily of lower-rated fixed income securities (commonly referred to as "junk bonds") and other types of high risk securities. Under normal circumstances, the Fund invests at least 80% of the value of its assets in high yield securities. No assurance can be given that the Fund will achieve its investment objective.

Investment Strategy..... The Fund invests primarily in fixed income securities rated in the lower categories by established rating agencies, consisting principally of fixed income securities rated Ba or lower by Moody's and BB or lower by S&P, or unrated fixed income securities deemed by the Adviser to be of comparable quality. Securities rated Ba or lower by Moody's or BB or lower by S&P are commonly referred to as high yield securities or "junk bonds." Such securities generally are regarded by the rating agencies as significantly more speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and more likely to default than higher quality debt securities. Such securities also generally are subject to greater risk than securities with higher ratings during periods of deteriorating economic conditions. (See the SAI for a description of bond ratings.)

                         The Fund also may invest in U.S. dollar denominated high-yield debt securities issued by foreign companies, as well as securities issued or guaranteed by foreign governments, quasi-governmental entities, governmental agencies, supranational entities and other governmental entities. No more than 25% of the Fund's total assets will be invested in U.S. dollar denominated foreign issues. Investment in foreign securities involves special risks. See "Investment Objectives and Policies" and "Risk Factors."

                         The Fund may invest up to 25% of its total assets in securities that are restricted as to disposition under the federal securities laws or are otherwise not readily marketable. Securities eligible for resale in accordance with Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), that have legal or contractual restrictions on resale but are otherwise liquid ("Rule 144A Securities") are not subject to this 25% limitation. The Adviser monitors the liquidity of such restricted securities under the supervision of the Board of Directors.

                         The Fund may invest in securities that are in the lower rating categories or unrated securities. The Fund also may invest in equity and other debt securities, and hybrid securities having debt and equity characteristics. In addition, the Fund may lend its portfolio securities and may enter into repurchase agreements and interest rate swap transactions.

                         The Fund's investments are subject to asset coverage, diversification and related guidelines established in connection with the Fund's receipt from Moody's and S&P of ratings of "aaa" and "AAA," respectively, for the Preferred Shares. Ratings issued by Moody's and S&P, or any other nationally recognized rating agency, do not eliminate or mitigate the risks of investing in the Fund's securities.

Leverage................ The Fund uses financial leverage for investment purposes. Currently, the Fund has outstanding Series C, Series D and Series E Cumulative Preferred Stock due March 2, 2002 (the "2002 Preferred Stock"). The Fund will use approximately $_____ of the net proceeds of the offering to redeem the outstanding shares of 2002 Preferred Stock.

Principal Investment.... Risk is inherent in all investing. The primary risks of
Risks                    investing in Preferred Shares are:

                             . if the Fund increases its leverage by issuing debt securities, such borrowings could constitute a substantial lien and burden on the Preferred Shares if such debt were to have a prior claim against the income of the Fund and against the net assets of the Fund in liquidation.

                             . if an auction fails you may not be able to sell some or all of your Preferred Shares;

                             . you could receive less than the price you paid for your Preferred Shares if you sell them outside of the auction, especially when market interest rates are rising;

                             . a rating agency could downgrade the rating assigned to the Preferred Shares, which could affect liquidity;

                             . the Fund may be forced to redeem your Preferred Shares to meet regulatory or rating agency requirements or may voluntarily redeem your Preferred Shares under certain circumstances;

                             . in extraordinary circumstances, the Fund may not earn sufficient income from its investments to pay dividends on the Preferred Shares;

                             . the value of the Fund's investment portfolio may decline, reducing asset coverage on the Preferred Shares;

                             . if an issuer of a fixed income security in which the Fund invests defaults, there may be a negative impact on the Fund's income and asset coverage; and

                             . the Fund invests in lower-rated securities and unrated securities of comparable quality, which involve greater volatility of price and risk of loss of income and principal, including the possibility of default or bankruptcy of the issuers of the securities.

                         For further discussion of the risks of investing in Preferred Shares, see "Risk Factors."

Dividends and........... The table below shows the dividend rate, the dividend
Dividend Periods         payment date and the number of days for the initial
                         dividend period on the Preferred Shares. For subsequent dividend periods, the Preferred Shares will pay dividends based on a rate set at auctions, normally held every seven days. In most instances dividends also are payable every seven days, on the first business day following the end of the dividend period. If the day on which dividends otherwise would be paid is not a business day, then dividends will be paid on the first business day that falls after that day. The dividend payment date for special dividend periods of more than seven days will be set out in a notice designating a special dividend period. Dividends on Preferred Shares will be cumulative from the date the shares are first issued and will be paid out of legally available funds.
                         See "Description of Preferred Shares--Dividends and
                         Dividend Periods," "--Designation of Special Dividend
                         Periods," and "The Auction."

Number of Days of                                      Dividend Payment Date for
Initial Dividend Period     Initial Dividend Rate       Initial Dividend Period
-----------------------     ---------------------       -----------------------



                                       %                       ______, 2001

Asset Maintenance....... Under the Fund's Articles Supplementary, which establish and fix the rights and preferences of the Preferred Shares, the Fund is required to maintain as of the last business day of each calendar month:

                         . asset coverage of at least 200% with respect to senior securities that are stock, including the Preferred Shares as required by the Investment Company Act of 1940 (the "1940 Act"), and

                         . asset coverage of at least 300% with respect to any senior securities representing indebtedness.


                         Based on the composition of the Fund's portfolio and market conditions as of _____, 2001, the asset coverage of the Preferred Shares as measured pursuant to the 1940 Act would be approximately ___% if the Fund were to issue all of the Preferred Shares offered in this prospectus and use a portion of the proceeds to redeem the outstanding shares of 2002 Preferred Stock.

Redemption.............. The Fund ordinarily will not redeem Preferred Shares.
                         However, it may be required to redeem Preferred Shares if, for example, the Fund does not meet an asset coverage ratio required by law or correct a failure to meet a rating agency guideline in a timely manner. The Fund also may voluntarily redeem Preferred Shares. See "Description of Preferred Shares--Redemption."

Liquidation............. The liquidation preference for the Preferred Shares
Preference               (that is, the amount the Fund must pay to holders of
                         Preferred Shares if the Fund is liquidated) will be $25,000 per share plus accumulated but unpaid dividends, if any, whether or not earned or declared.

Voting Rights........... The 1940 Act requires that the holders of Preferred
                         Shares, and the holders of any other series of preferred stock of the Fund, voting as a separate class, have the right to:

                         .  elect at least two directors at all times, and

                         . elect a majority of the directors if at any time the Fund fails to pay dividends on the Preferred Shares, or any other series of preferred stock of the Fund, for two full years and will continue to be so represented until all dividends in arrears have been paid or otherwise provided for.

                         The holders of Preferred Shares, and the holders of any other series of preferred stock of the Fund, will vote as a separate class or series on other matters as required under the Fund's Charter, the 1940 Act and the law of the Fund's state of incorporation. Each share of Common Stock, each Preferred Share, and each share of any other series of preferred stock of the Fund is entitled to one vote per share.

Federal Income.......... So long as the Fund continues to meet the requirements
Taxes for being a tax-qualified regulated investment company, it generally pays no federal income tax on the earnings it distributes to holders. Because the Fund's portfolio income consists principally of interest income, corporate investors in Preferred Shares generally will not be entitled to the federal dividends-received deduction. Distributions with respect to the Preferred Shares generally will constitute ordinary dividend income to the extent of the Fund's current or accumulated earnings and profits, as calculated for federal income tax purposes. Distributions of net capital gain that are designated as capital gain dividends will be treated as long-term capital gains in the hands of holders. See "Federal Taxation."

Secondary Market........ Broker-dealers may, but are not obligated to, maintain
Trading a secondary trading market in Preferred Shares outside of auctions. There can be no assurance that a secondary market will develop or if it does develop, that it will provide owners with liquidity of investment.

                         You may transfer shares outside of auctions only to or through a broker-dealer that has entered into an agreement with the auction agent and the Fund or other persons as the Fund permits.

Custodian, Auction.....  Firstar Bank, N.A. serves as the Fund's custodian.
Agent, Dividend          _________ serves as auction agent, transfer agent,
Paying Agent and         dividend paying agent, and registrar for the Preferred
Registrar                Shares.

                             FINANCIAL HIGHLIGHTS

         The table below sets forth selected financial information for a share of Common Stock outstanding throughout each period presented. The financial highlights for each of the years in the ten-year period ended December 31, 2000 have been derived from financial statements audited by Deloitte & Touche LLP, the Fund's independent auditors, whose report, along with the most recent financial statements, is included in the Fund's December 31, 2000 annual report. The information should be read in conjunction with those financial statements and notes thereto and is incorporated by reference in the SAI, which is available upon request from the Fund.

                                                                                   Year Ended December 31,
                                                                2000         1999         1998        1997        1996      1995
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....................... $    13.55   $    15.19  $    17.40  $    17.44  $    16.02 $    16.86
                                                            ----------   ----------  ----------  ----------  ---------- ----------
Net investment income......................................       2.22         2.18        2.30        2.22        2.16       2.19

Net realized and unrealized gain/(loss) on investments.....      (3.55)       (1.34)      (2.32)       0.83        1.42      (0.06)
                                                            ----------   ----------  ----------  ----------  ---------- ----------
Net increase/(decrease) in net asset value resulting.......      (1.33)        0.84       (0.02)       3.05        3.58       2.13
                                                            ----------   ----------  ----------  ----------  ---------- ----------
 from operations.
Distributions to Stockholders from:
Preferred dividends........................................      (0.51)       (0.51)      (0.49)      (0.49)      (0.46)     (0.29)
Common:
 Net investment income and short-term gains................      (1.68)       (1.68)      (1.70)      (1.72)      (1.70)     (1.90)
 Net realized long-term gains..............................         --           --          --       (0.16)         --         --
                                                            ----------   ----------  ----------  ----------  ---------- ----------
Total distributions to preferred and common stockholders...      (2.19)       (2.19)      (2.19)      (2.37)      (2.16)     (2.19)
                                                            ----------   ----------  ----------  ----------  ---------- ----------
Capital Change Resulting from the Issuance of Fund Shares:
Common Shares..............................................         --        (0.29)         --       (0.69)         --      (0.67)
Preferred Shares...........................................         --           --          --       (0.03)         --      (0.11)
                                                            ----------   ----------  ----------  ----------  ---------- ----------
                                                                    --        (0.29)         --       (0.72)         --      (0.78)
                                                            ----------   ----------  ----------  ----------  ---------- ----------
Net asset value, end of period............................. $    10.03   $    13.55  $    15.19  $    17.40  $    17.44 $    16.02
                                                            ==========   ==========  ==========  ==========  ========== ==========
Market value per share, end of period...................... $    10.56   $    11.63  $    16.38  $    18.19  $    17.88 $    17.38
                                                            ==========   ==========  ==========  ==========  ========== ==========
TOTAL INVESTMENT RETURN:
Based on market value per common share (1).................       4.97%      (19.91%)     (0.16%)     13.23%      14.37%     16.04%
Based on net asset value per common share (2)..............     (14.48%)       2.56%      (3.19%)     15.44%      20.40%     10.68%
RATIOS TO AVERAGE NET ASSETS (3):
 Expenses..................................................       0.69%        1.14%       0.83%       1.47%       1.80%      0.86%
 Net investment income.....................................      11.40%       10.08%       9.72%       8.92%       9.21%     10.45%
SUPPLEMENTAL DATA:
Net assets at end of period, net of preferred stock
 (000)..................................................... $   95,457   $  128,752  $  108,190  $  123,442  $   87,054 $   79,596
Average net assets during period, net of preferred stock
 (000)..................................................... $  115,318   $  130,836  $  119,223  $  118,893  $   83,074 $   79,614
Portfolio turnover rate....................................         35%          37%         88%        116%         76%        83%
Number of preferred shares outstanding at end of period....  3,500,000    3,500,000   2,450,000   2,450,000   1,650,000  1,650,000
Asset coverage per share of preferred stock outstanding
 at end of period.......................................... $       47   $       57  $       64  $       70  $       73 $       66
Liquidation and average market value per share of
 preferred stock........................................... $       20   $       20  $       20  $       20  $       20 $       20

                                                                  1994               1993            1992         1991
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...........................   $ 19.23            $ 18.52        $ 17.37       $ 14.49
                                                                  -------            -------        -------       -------
Net investment income..........................................      2.12               2.48           2.37          2.18

Net realized and unrealized gain/(loss) on investments.........     (1.64)              1.42           1.32          2.84
                                                                  -------            -------        -------       -------
Net increase/(decrease) in net asset value resulting...........      0.48               3.90           3.69          5.02
                                                                  -------            -------        -------       -------
 from operations.
Distributions to Stockholders from:
Preferred dividends............................................     (0.24)             (0.38)         (0.33)           --
Common:
 Net investment income and short-term gains....................     (1.92)             (2.09)         (2.08)        (2.14)
 Net realized long-term gains..................................        --              (0.21)            --
                                                                  -------            -------        -------       -------
Total distributions to preferred and common stockholders.......     (2.16)             (2.68)         (2.41)        (2.14)
                                                                  -------            -------        -------       -------
Capital Change Resulting from the Issuance of Fund Shares:
Common Shares..................................................     (0.69)             (0.51)            --            --
Preferred Shares...............................................        --                 --          (0.13)
                                                                  -------            -------        -------       -------
                                                                    (0.69)             (0.51)         (0.13)
                                                                  -------            -------        -------       -------
Net asset value, end of period.................................   $ 16.86            $ 19.23        $ 18.52      $  17.37
                                                                  =======            =======        =======      ========
Market value per share, end of period..........................   $ 16.75            $ 21.25        $ 19.38      $  17.25
                                                                  =======            =======        =======      ========
TOTAL INVESTMENT RETURN:
Based on market value per common share (1).....................    (11.12%)            22.41%         25.99%        56.78%
Based on net asset value per common share (2)..................      0.72%             20.27%         18.78%        36.71%
RATIOS TO AVERAGE NET ASSETS (3):
 Expenses......................................................      1.64%              1.81%          1.90%         1.37%
 Net investment income.........................................     10.17%             10.33%         10.32%        12.94%
SUPPLEMENTAL DATA:
Net assets at end of period, net of preferred stock
 (000).........................................................   $58,925            $44,458        $34,001      $ 31,678
Average net assets during period, net of preferred stock.
 (000).........................................................   $59,002            $43,275        $34,950      $ 30,724
Portfolio turnover rate........................................       102%                97%           121%           48%
Number of preferred shares outstanding at end of period........     8,600              9,400         10,000            --
Asset coverage per share of preferred stock outstanding
 at end of period..............................................   $ 7,852            $ 5,730        $ 4,400            --
Liquidation and average market value per share of
 preferred stock...............................................   $ 1,000            $ 1,000        $ 1,000            --

(1) Total investment return excludes the effects of commissions.

(2) Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Rights offerings, if any, are assumed, for purposes of this calculation, to be fully subscribed under the terms of the rights offering.

(3) Ratios calculated on the basis of expenses and net investment income applicable to both the common and preferred shares relative to the average net assets of both the common and preferred shareholders.

Information Regarding Senior Securities

         The following table shows certain information regarding each class of senior security of the Fund as of the end of each fiscal year of the Fund since its inception.

                                                                                             Involuntary
                                                                           Asset Coverage    Liquidation      Approximate
                                                       Total Amount             for          Preference      Market Value
                                 At December 31     Outstanding (shs)       Shares ($)(4)   Per Share ($)    Per Share (5)
                                 --------------     -----------------       ------------    ------------     ------------
8.60% Cumulative Preferred
   Stock.......................            1992(1)             10,000              4,400           1,000               --
                                           1993                 9,400              5,730           1,000               --
                                           1994                 8,600              7,852           1,000               --
6.95% Cumulative Preferred
   Stock.......................            1995(2)          1,650,000                 66              20               --
                                           1996             1,650,000                 73              20               --
Cumulative Preferred Stock.....            1997(3)          2,450,000                 70              20               --
                                           1998(3)          2,450,000                 64              20               --
                                           1999(3)          3,500,000                 57              20               --
                                           2000(3)          3,500,000                 47              20               --

(1) On April 15, 1992, the Fund issued 10,000 shares of 8.60% Cumulative Preferred Stock. In 1993, the Fund redeemed shares of such stock having an aggregate liquidation value of $600,000, and in 1994 the Fund redeemed shares of such stock having an aggregate liquidation value of $800,000.

(2) On August 15, 1995, the remaining shares of 8.60% Cumulative Preferred Stock were called for redemption and the Fund issued 1,650,000 shares of 6.95% Cumulative Preferred Stock.

(3) On March 3, 1997, the shares of 6.95% Cumulative Preferred Stock were exchanged on a share-for-share basis for shares of Series A Cumulative Preferred Stock and the Fund issued 800,000 shares of Series B Cumulative Stock. On December 14, 1998, the shares of Series A and Series B Cumulative Preferred Stock were exchanged on a share-for-share basis for shares of Series C and Series D Cumulative Preferred Stock, respectively. On March 26, 1999, the Fund issued 1,050,000 shares of 6.46% Series E Cumulative Preferred Stock. The Fund will redeem the outstanding shares of 2002 Preferred Stock with a portion of the proceeds of this offering.

(4) Amount shown is per share of preferred stock. Calculated by subtracting the Fund's total liabilities (not including senior securities constituting debt but including preferred stock) from the Fund's total assets and dividing such amount by the number of outstanding shares of preferred stock.

(5) All shares of preferred stock have been issued in private placements and there have been no market transactions.

                                    THE FUND

         The Fund is a diversified, closed-end management investment company. The Fund was organized as a corporation under the laws of Maryland on August 17, 1988 and has registered with the Securities and Exchange Commission ("SEC") under the 1940 Act. As of ______, 2001, the Fund had total net assets of approximately $___ and net assets attributable to Common Stock of approximately $___. The Fund's principal office is located at 8044 Montgomery Road, Suite 480, Cincinnati, Ohio 45236, and its telephone number is (513) 985-3200. The Fund's investment adviser is Pacholder & Company, LLC, an investment management firm registered with the SEC under the Investment Advisers Act of 1940. See "Management of the Fund."

                                 USE OF PROCEEDS

         The estimated net proceeds of this offering of Preferred Shares will be $______ after payment of offering expenses and the sales load. The Fund will use approximately $ ______ of the net proceeds of the offering to redeem the Fund's outstanding shares of 2002 Preferred Stock, and the balance of the net proceeds of the offering will be invested in accordance with the Fund's investment objectives and policies during a period not to exceed 90 days from the offer and sale of the Preferred Shares, depending on market conditions and the availability of appropriate securities. Pending such investment, the Fund will invest in high quality, short-term securities.

                                 CAPITALIZATION

         The following table sets forth the unaudited capitalization of the Fund as of ______, 2001, and as adjusted to give effect to the issuance of the Preferred Shares offered in this prospectus and the redemption of the Fund's outstanding shares of 2002 Preferred Stock.

                                                                                                         Amount
                                                                                                      Outstanding As
                                                                                      Amount Held        Adjusted
                                                      Amount         Amount           By Fund For     Following the
                   Title of Class                  Authorized       Outstanding       Its Account        Offering
                   --------------                  ----------       -----------       -----------        --------
Common Stock, $.01 par value................   46,500,000 shares     _______ shares    0 shares        _______ shares

Cumulative Preferred Stock, $.01 par value
    Series C................................    1,650,000 shares   1,650,000 shares    0 shares              0 shares
    Series D................................      800,000 shares     800,000 shares    0 shares              0 shares


    Series E................................    1,050,000 shares   1,050,000 shares    0 shares              0 shares

Auction Rate Cumulative Preferred Shares,
$.01 par value..............................        3,680 shares           0 shares    0 shares          3,680 shares

                             PORTFOLIO COMPOSITION

         As of March 31, 2001, the Fund's portfolio included ___ holdings issued by ___ issuers representing ____ different industry groups. The percentage of the Fund's assets invested in fixed income securities within the various rating categories, determined on a dollar-weighted average, as of March 31, 2001, were as follows:

              Rating Category                       Percentage*
              ---------------                       ----------

              BB or Ba............................      [ ]
              B ..................................      [ ]
              CCC or Caa..........................      [ ]
              CC or Ca............................      [ ]
              C...................................      [ ]
              D...................................      [ ]
              Unrated.............................      [ ]
              Equity..............................      [ ]
              Cash and Cash Equivalents...........      [ ]
                                                        ---
                   Total Investments..............     100.0
                                                       =====
             _______________
             * Based on the S&P rating if the security is rated by S&P, otherwise based on the Moody's rating.


                        INVESTMENT OBJECTIVE AND POLICIES

         The Fund's investment objective is to provide a high level of total return through current income and capital appreciation by investing primarily in high-yield fixed income securities of domestic companies. Under normal circumstances, the Fund invests at least 80% of the value of its assets in high yield securities. No assurance can be given that the Fund will be able to achieve its investment objective. The Fund's investment objective and non-fundamental investment policies may be changed by the Board of Directors without shareholder approval.

         The Fund invests in a diversified portfolio comprised primarily of publicly traded bonds, debentures, notes and preferred stocks issued by domestic companies that generally have market capitalizations (including debt) of at least $100 million. These securities are generally traded in the over-the-counter market, but some may be listed on an exchange. The Fund is not restricted as to the nature or type of debt or equity securities in which it may invest. Debt securities in which the Fund invests may or may not bear fixed or variable rates of interest, or carry equity features, such as conversion or exchange rights, or warrants for the acquisition of shares of stock of the same or a different company, and may or may not have been issued in connection with a leveraged buy-out. The Fund also may invest in privately placed debt securities and in hybrid securities, such as debt with warrants attached, and other privately held obligations of, in most cases, public companies, such as loans, credit paper and loan participations.

Investment Philosophy and Analysis

         The Adviser seeks to identify and purchase for the Fund fixed income securities which have a higher relative value and more favorable risk return characteristics than the high yield market as a whole. As part of this strategy, the Fund may seek to invest a portion of its portfolio in securities that are trading at a significant discount from their face value or principal amount. These securities offer the potential for significant capital appreciation if the issuer is able to pay the security at maturity or to redeem the issue at face value, or if the credit quality of the security improves. Conversely, these securities may take considerable time to appreciate in value and, in some cases, may become less valuable or worthless, particularly in the event of a default or the bankruptcy of the issuer.

         The Adviser believes that the risks associated with investing in securities trading at a significant discount from their face value or principal amount can be managed through credit, financial and legal analysis and research, and through portfolio diversification.

         In analyzing prospective investments for the Fund, the Adviser generally considers a number of factors including the following:

Financial Condition:     The Adviser performs credit and financial analysis,
                         emphasizing cash flow, on all investments. Generally, the Fund will avoid investment in a company if the Adviser believes accurate financial and business information is not available.

Value of Assets:         Adviser generally estimates the value of a company to
                         measure the risk of loss in case the company is unable to meet its debt obligations. If the investment is purchased at or below this value, the ultimate risk of loss may be reduced. Additionally, in certain cases, sale of the assets of a company may provide more value than its continued operation.

Business Prospects:      The Adviser generally considers the industry outlook
                         and competitive factors, which may include supplier and customer relationships, strengths and weaknesses of products, viability of product lines and other considerations in an effort to determine the company's business prospects. In most cases a high level of total return will be realized through the value inherent in the continued operation of the company's business.

Capital Structure:       Adviser reviews the terms of each debt instrument in
                         order to assess the priority of the Fund's investment relative to other debt and equity holders. The Fund generally will seek a position in the capital structure of a company that will enable it to preserve the value of its investment in the case of a restructuring or a liquidation.

Management:              The Adviser considers the depth and capabilities of the
                         management team to assess its ability to lead a company through financial or operating difficulties. The
                         Adviser also considers management's ownership interest in the company. When management has a substantial equity stake in the company, the Adviser believes management will be motivated to enhance and protect its interest in the company and to avoid liquidation, reorganization or bankruptcy.

Capital Requirements:    The Adviser considers a company's needs for additional
                         capital and the potential sources for such capital.

Additional Investment Policies

         Private Placements. The Fund may invest up to 25% of its total assets in securities that are subject to restrictions on resale because they have not been registered under the Securities Act. The Fund also may purchase restricted securities that, although privately placed, may be offered and sold to "qualified institutional buyers" pursuant to Rule 144A under the Securities Act, and these securities are not subject to the 25% limitation.

         Foreign Investments. The Fund may invest up to 25% of its total assets in U.S. dollar denominated securities or other obligations of foreign companies issued or trading in the United States. Investing in the securities of foreign issuers involves special risks not typically associated with investing in U.S. companies. See "Risk Factors and Special Considerations--Foreign Securities" for a discussion of the risks of investing in foreign securities.

         Non-Accruing Securities. Some of the Fund's portfolio investments may not be current on payment of interest or dividends or may be in default at the time of acquisition ("non-accruing securities"). Non-accruing securities may present the opportunity for significant capital appreciation based on the Adviser's estimation of their liquidation or reorganization value. There can be no assurance, however, that such capital appreciation will occur or that it will occur within the time frame estimated by the Adviser. Non-accruing securities may be less liquid and more volatile than other portfolio securities. Consistent with the Fund's objective of obtaining high levels of current income, non-accruing securities will generally comprise no more than 20% of the Fund's net assets. Some portfolio securities may become non-accruing securities after they are acquired by the Fund. Given the unpredictability of performance by the issuers of the Fund's portfolio investments, it is impossible to estimate the amount of the Fund's assets that could become invested in non-accruing securities. Accordingly, there can be no assurance that the level of non-accruing securities will not exceed 20% of the Fund's net assets. The Adviser will not purchase additional non-accruing securities for the Fund if, at the time of proposed acquisition, non-accruing securities comprise 20% or more of the net assets of the Fund.

          The Fund may invest from time to time in securities of companies involved, at the time of acquisition or thereafter, in reorganization, restructuring or bankruptcy proceedings. It is the policy of the Fund not to invest in the securities of an issuer for the purpose of exercising control or management. The Adviser may, however, intentionally seek an active role in reorganization, restructuring or bankruptcy proceedings at the time of investment, or may decide to assume such a role. The Adviser's active participation in reorganization, restructuring or bankruptcy proceedings, whether as a member of creditors' or equity holders' committees or otherwise, could restrict the Fund's ability to sell the related portfolio securities.

          Equity Securities. Equity securities will generally comprise no more than 10% of the Fund's total assets. Equity securities are defined as common stocks and preferred stocks without mandatory redemption features and do not include bonds, debentures or other debt obligations that are convertible into equity securities. The Adviser will not purchase additional equity securities for the Fund if, at the time of proposed acquisition, equity securities comprise 10% or more of the Fund's total assets. However, there can be no assurance that the Fund's investments in equity securities will not exceed 10% of its total assets, particularly if issuers of portfolio securities become involved in restructuring or reorganization proceedings that result in the conversion of debt obligations into equity securities or if there is an increase in the value of the equity securities held by the Fund relative to the Fund's debt obligations.

          Temporary Investments. There may be times when securities satisfying the Adviser's investment criteria are unavailable or when, in the Adviser's judgment, conditions in the securities markets render investment in such securities inconsistent with the Fund's investment strategy and the best interests of shareholders. During these periods, or pending investment in such securities, the Fund may invest in temporary investments. For this purpose, temporary investments include (i) short-term debt obligations, such as commercial paper, bank certificates of deposit, bankers' acceptances and short-term obligations of the U.S. government, its agencies or instrumentalities, and repurchase agreements with respect to any of the foregoing, and (ii) certain corporate fixed income securities, such as variable or floating rate notes and preferred stock, with structural characteristics which are intended to reduce the risk of loss from interest rate fluctuations. Temporary investments with longer maturities may be rated in the lower rating categories classified by Moody's or S&P or may not be rated. The yield on temporary investments generally will tend to be lower than the yield on the Fund's other portfolio securities. All temporary investments will be paying interest currently at the time of purchase. It is impossible to predict when, for how long or to what extent temporary investments will be utilized.

Lending Securities

          Consistent with applicable regulatory requirements, the Fund may lend up to 25% of its net assets to brokers, dealers, banks or other recognized institutional borrowers of securities, provided that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral that is equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the interest and dividends, if any, on the loaned securities, while at the same time earning a fee or interest from the borrower.

          A loan may be terminated by the borrower on one business day's notice or by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms that the Adviser and the Board of Directors deem to be creditworthy. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund.

          Because voting or consent rights that accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities that are the subject of the loan. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities and may share the interest earned on collateral with the borrower.

Swap Agreements

          The Fund may enter into interest rate swap agreements for the purpose of hedging its payment obligations with respect to senior securities. The costs of these transactions, and the payments made or received by the Fund thereunder, will be borne by or inure to the benefit of the Fund's common stockholders. If there is a default by the other party to the transaction, the Fund will have contractual remedies pursuant the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if the Fund did not enter into interest rate swap agreements. Moreover, even if the Adviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the liability being hedged. The Fund expects to utilize interest rate swap arrangements to hedge a portion of the dividend payment obligations with respect to the Preferred Shares.

                            DESCRIPTION OF LEVERAGE

General

          The Fund is permitted to borrow money and issue senior securities provided that immediately thereafter the Fund has an asset coverage of all senior securities and borrowing of at least 200%. The terms of any senior securities are subject to the provisions of the 1940 Act and any provisions of the Fund's Charter, or in the case of stock, credit agreements related to borrowings or other indebtedness incurred by the Fund, and, to the extent that the Fund seeks a rating for the senior securities, any additional guidelines may be more restrictive than those imposed by the 1940 Act, the Fund's Charter or the applicable credit agreement. Generally, the rights of lenders to receive payments of principal, interest, fees and other obligations owing to the lenders by the Fund will be senior to the rights of holders of preferred stock, including the Preferred Shares, with respect to the payment of dividends or upon liquidation.

The 2002 Preferred Stock

          The Fund has outstanding 3,500,000 shares of Cumulative Preferred Stock, par value $.01 per share, comprised of 1,650,000 Series C shares, 800,000 Series D shares, and 1,050,000 Series E shares. Under the 1940 Act, the Fund may not declare or pay any dividend or distribution on its Common Stock, or repurchase any shares of Common Stock, unless full cumulative dividends on all shares of preferred stock have been declared and paid, and unless immediately thereafter the preferred stock has an "asset coverage" (as defined in the 1940
Act) of at least 200% after deducting the amount of such dividend, distribution or purchase price, as the case may be. See "Asset Coverage and Other Financial Tests" below.

          The outstanding shares of 2002 Preferred Stock are fully paid and non-assessable, are not convertible into shares of Common Stock (or any other capital stock of the Fund) and have no preemptive rights. The following is a summary of terms of the 2002 Preferred Stock as set forth in the Fund's Charter.

          Dividends. Holders of the 2002 Preferred Stock are entitled to receive cumulative cash dividends payable quarterly at the annual rate of 7.15%, in the case of the Series C shares, 7.05%, in the case of the Series D shares and 6.46% in the case of Series E shares, of the liquidation preference ($20 per share) of the 2002 Preferred Stock. A quarterly dividend may not be declared or paid on the 2002 Preferred Stock unless full cumulative dividends have been or contemporaneously are declared and paid on all outstanding shares of 2002 Preferred Stock through the most recent quarterly dividend payment dates therefor. If full cumulative dividends have not been paid, any dividends on the 2002 Preferred Stock are required to be paid pro rata on all outstanding shares.

          Liquidation Preference. In the event of any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, holders of the share of 2002 Preferred Stock will be entitled to receive a preferential liquidating distribution in the amount of $20 per share, plus an amount equal to all accrued and unpaid dividends to the date of distribution, before any distribution or payment is made in respect of the Common Stock. If the assets of the Fund are insufficient to pay holders of the 2002 Preferred Stock the liquidating distribution to which they are entitled, then holders of the 2002 Preferred Stock will share ratably in any assets available for distribution.

Unless and until the liquidation preference of the 2002 Preferred Stock has been paid in full, the Fund may not pay any dividends or distributions on the Common Stock.

          Redemption. On March 2, 2002, the Fund is required to redeem all of the then outstanding shares of 2002 Preferred Stock at a price equal to $20 per share plus accumulated and unpaid dividends through the date of redemption. In addition, if the financial restrictions described below under "Asset Coverage and Other Financial Tests" are not met as of the evaluation dates prescribed in the Fund's Charter, then the Fund may be required to redeem such number of shares at the liquidation value thereof that, after giving effect to such redemption, the restrictions would be met. The Fund also may redeem the 2002 Preferred Stock, in whole or in part, at any time at a redemption price equal to $20 per share, plus accumulated and unpaid dividends through the date of redemption and a make-whole premium equal to the discounted value of the remaining scheduled payments with respect to the redeemed shares over the amount of the liquidation preference of such shares. The Fund will use a portion of the proceeds of the offering of the Preferred Shares to redeem the outstanding shares of 2002 Preferred Stock.

          Voting Rights. Except as described below, holders of the shares of 2002 Preferred Stock have equal voting rights with holders of the Common Stock of one vote per share, and holders of the shares of 2002 Preferred Stock and the Common Stock vote together as a single class. Under the Fund's Charter, holders of the 2002 Preferred Stock, as a class, are entitled to elect two directors; holders of the Common Stock, as a class, are entitled to elect two directors; and holders of the Common Stock and the2002 Preferred Stock, voting together as a single class, are entitled to elect the remaining directors of the Fund. In addition, if at any time dividends on the 2002 Preferred Stock shall be unpaid in an amount equal to two full years' dividends, or if the Fund shall have failed to redeem any shares of 2002 Preferred Stock as required, then holders of the outstanding shares of 2002 Preferred Stock will be entitled to elect a majority of the Fund's directors.

          As long as any shares of 2002 Preferred Stock are outstanding: (1) the Fund may not (a) petition the courts to file the Fund into bankruptcy, dissolve the Fund or liquidate the Fund's assets, or consent to a petition seeking liquidation, reorganization or other relief under applicable laws of any jurisdiction relating to bankruptcy, insolvency or reorganization, (b) merge or consolidate with any corporation, (c) convert to open-end status, or (d) sell all or substantially all of its assets, without approval of a majority of the outstanding shares of 2002 Preferred Stock and Common Stock, each voting as a separate class; (2) the adoption of any plan of reorganization adversely affecting either the 2002 Preferred Stock or the Common Stock requires the separate approval of a majority of the outstanding shares of such class; (3) any action requiring a vote of security holders under Section 13(a) of the 1940 Act requires the approval of a majority of the outstanding shares of 2002 Preferred Stock and Common Stock, each voting as a separate class; (4) the Fund may not
(a) amend, alter or repeal any of the preferences, rights or powers of the 2002 Preferred Stock; (b) increase or decrease the number of shares of 2002 Preferred Stock authorized to be issued; (c) create, authorize or issue any class or series of stock ranking on a parity with or senior to the 2002 Preferred Stock with respect to the payment of dividends or the distribution of assets in liquidation, dissolution or the winding up of the affairs of the Fund; (d) create, authorize, assume or suffer to exist any indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness provided that this shall not prevent the Fund from clearing securities transactions in the ordinary course of business; or (e) create, incur or suffer to exist or agree to the creation, incurrence or existence of any lien, mortgage, debt, pledge, charge or security on any of the assets of the Fund, without the approval of a majority of the outstanding shares of 2002 Preferred Stock, voting separately as a class;
(5) holders of the 2002 Preferred Stock and the Common Stock vote as separate classes in connection with the election of directors as described above; and (6) the Common Stock and the 2002 Preferred Stock vote as separate classes to the extent otherwise required under Maryland law or the 1940 Act. For purposes of the foregoing, a "majority of the outstanding shares" means the vote, at the annual or a special meeting of shareholders, (i) of 67% or more of the shares present at such meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy; or (ii) of more than 50% of the outstanding shares, whichever is the less.

          Asset Coverage and Other Financial Tests. The Fund's Charter requires the Fund to determine periodically that certain asset coverage, dividend coverage and other financial tests have been met and that the Fund has complied with certain other restrictions. In the event that, on any date of determination, the Fund does not comply with an applicable test or restriction, then the Fund will be required to cure such violation within a stated cure period or, if such violation cannot be cured, to redeem the 2002 Preferred Stock. For so long as any shares of 2002 Preferred Stock are outstanding, the Fund is required (i) to determine (a) weekly and (b) the business day immediately preceding the declaration date of each dividend on the Common Stock, or any repurchase of shares of Common Stock, that the ratio of the value of the Fund's total assets, less all liabilities and indebtedness not representing senior securities (as defined in the 1940 Act), to the aggregate amount of senior securities representing indebtedness of the Fund, plus the aggregate liquidation value of all outstanding shares of 2002 Preferred Stock and the amount of all unpaid dividends accrued to and including the date of determination on all outstanding shares of 2002 Preferred Stock is at least 235%; and (ii) to determine quarterly that the ratio of the Fund's net investment income for the preceding four fiscal quarters to the amount of all dividends accrued during such period on all the outstanding shares of 2002 Preferred Stock is at least 300%; and (ii) to make bi-weekly determinations that the amount of certain eligible portfolio property (as defined in the Charter) equals or exceeds the basic maintenance amount (as defined in the Charter). The Fund's Charter provide that the Fund shall not, without prior written confirmation that such action will not have an adverse effect on the rating of the2002 Preferred Stock, (i) lend securities, (ii) issue any class of stock ranking prior to or on a parity with the 2002 Preferred Stock with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Fund; (iii) engage in short sales; (iv) sell or purchase futures or options; (v) merge or consolidate with any other corporation; (vi) authorize, assume or suffer to exist any indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness, provided that the Fund may borrow money to clear securities transactions if the asset coverage and eligible portfolio coverage tests are met after giving effect to such borrowing; or (vii) engage in reverse repurchase obligations.

                                 RISK FACTORS

          Risk is inherent in all investing. Before investing you should consider carefully the following risks that you assume when you invest in Preferred Shares.

Leverage Risk

          The Fund's leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. Leverage amplifies the affect of fluctuations in the Fund's portfolio value on the Preferred Shares' asset coverage.

          The Fund reserves the right at any time, if it believes that market conditions are appropriate, to increase its level of senior securities to maintain or increase the Fund's current level of leverage to the extent permitted by the 1940 Act, the Fund's investment restrictions and the Fund's Charter and any existing agreements between the Fund and third parties. If the Fund were to increase its leverage by issuing debt securities, such borrowings could constitute a substantial lien and burden on the Preferred Shares if such debt were to have a prior claim against the income of the Fund and against the net assets of the Fund in liquidation.

          Additionally, because the investment advisory fee paid to the Adviser is based on the average net assets of the Fund (including assets attributable to senior securities), the Adviser may benefit from an increase in the Fund's assets resulting from the use of leverage, giving the Adviser an incentive to utilize leverage.

Auction Risk

          The dividend rate for the Preferred Shares normally is set through an auction process. In the auction, holders of Preferred Shares may indicate the dividend rate at which they would be willing to hold or sell their Preferred Shares or purchase additional Preferred Shares. The auction also provides liquidity for the sale of Preferred Shares. An auction fails if there are more Preferred Shares offered for sale than there are buyers. You may not be able to sell your Preferred Shares at an auction if the auction fails. Also, if you place hold orders (orders to retain Preferred Shares) at an auction only at a specified dividend rate, and that bid rate exceeds the rate set at the auction, you will not retain your Preferred Shares. Additionally, if you buy Preferred Shares or elect to retain Preferred Shares without specifying a dividend rate below which you would not wish to continue to hold those shares and the auction sets a below-market rate, you may receive a lower rate of return on your shares than the market rate. Finally, the dividend period may be changed, subject to certain conditions and with notice to holders of Preferred Shares, which could affect the liquidity of your investment.

Secondary Market Risk

          The Preferred Shares are not registered on a stock exchange or the NASDAQ stock market. Broker-dealers may maintain a secondary trading market in the Preferred Shares outside of auctions, but may discontinue this activity any time. You may transfer your Preferred Shares outside of auctions only to or through a broker-dealer or such other persons who may be permitted by the Fund. If you try to sell your Preferred Shares between auctions, you may not be able to sell any or all of your shares, or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated dividends. If the Fund has designated a special rate period (a dividend period of more than seven days), changes in interest rates could affect the price you would receive if you sold your Preferred Shares in the secondary market. Broker-dealers that maintain a secondary trading market for Preferred Shares are not required to do so, and the Fund is not required to redeem shares either if an auction or an attempted secondary market sale fails because of a lack of buyers. If you sell your Preferred Shares to a broker-dealer between auctions, you may receive less than the price you paid for them when market interest rates have risen since the last auction and during a special rate period.

Ratings and Asset Coverage Risk

          Preferred Shares. While it is a condition to the closing of this offering that Moody's assigns a rating of "aaa" and S&P assigns a rating of "AAA" to the Preferred Shares, the ratings do not eliminate or necessarily mitigate the risks of investing in Preferred Shares. In addition, Moody's, S&P or another rating agency could downgrade the Preferred Shares, which could make the shares less liquid at an auction or in the secondary market. If a rating agency downgrades the Preferred Shares, the dividend rate on the Preferred Shares will be the applicable maximum rate based on the credit rating of the Preferred Shares, which will be a rate higher than is payable currently on the Preferred Shares. See "Description of Preferred Shares--Dividends and Dividends Periods." See "Rating Agency Guidelines" for a description of the asset maintenance tests the Fund must meet.

          Portfolio Securities. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or a rating agency might not change its rating of a particular issue to reflect subsequent events. Unless otherwise provided in the Moody's or S&P guidelines applicable to the Preferred Shares, none of these events will require the sale of such securities by the Fund, but the Adviser will consider such events in its determination whether the Fund should continue to hold the securities.

Interest Rate Risk

          The Preferred Shares generally will pay dividends based on a rate set at auction, usually held weekly. The Fund purchases fixed income securities, which pay interest based on long-term rates. Both long-term and short-term interest rates may fluctuate. If short-term interest rates rise, the Preferred Shares dividend rates may rise. Thus, it is possible that the amount of dividends paid to holders of the Preferred Shares would exceed the income from the Fund's portfolio securities. However, the Preferred Shares dividend rates would need to greatly exceed the yield on the Fund's portfolio before the Fund's ability to pay the Preferred Shares dividends would be impaired. Generally, fixed income securities will decrease in value when long-term interest rates rise and increase in value when interest rates decline. If long-term rates rise, generally the value of the Fund's investment portfolio will decline, reducing the amount of assets serving as asset coverage for the Preferred Shares. If such rise is significant, it could trigger a requirement to redeem the Preferred Shares.

Inflation Risk

          Inflation is the reduction in the purchasing power of money resulting from the increase in the prices of goods and services. Inflation risk is the risk that the inflation adjusted (or "real") value of Preferred Shares investment or the income from that investment will be worth less in the future. As inflation occurs, the real value of the Preferred Shares and distributions declines. In an inflationary period, however, it is expected that, through the auction process, dividend rates on the Preferred Shares would increase, tending to offset this risk.

Reinvestment Risk

          Reinvestment risk is the risk that income from the Fund's portfolio will decline if and when the Fund invests the proceeds from matured, traded, prepaid or called fixed income securities at lower interest rates. A decline in income could affect the Fund's asset coverage and ability to pay dividends on the Preferred Shares. Investment risk also exists for holders of Preferred Shares because the shares are subject to involuntary redemption under circumstances where the investor may not be able to achieve a comparable yield or an investment with similar terms and quality.

High Yield Investments

          The principal value of the lower-rated securities in which the Fund invests will be affected by interest rate levels, general economic conditions, specific industry conditions and the creditworthiness of the individual issuer. Although the Fund seeks to reduce risk by portfolio diversification, extensive credit analysis and attention to trends in the economy, industries and financial markets, these efforts will not eliminate risk.

          Fixed income securities offering the high current income sought by the Fund will ordinarily be in the lower rating categories of recognized rating agencies or will not be rated. The values of such securities tend to reflect individual corporate developments or adverse economic change to a greater extent than higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Periods of economic uncertainty and changes generally result in increased volatility in the market prices and yields of high yield securities and thus in the Fund's asset coverage of the Preferred Shares. The rating agencies generally regard these securities as predominantly speculative with respect to capacity to pay interest and repay principal and riskier than securities in the higher rating categories.

          The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. The high yield securities held by the Fund are frequently subordinated to the prior payment of senior indebtedness and are traded in markets that may be relatively less liquid than the market for higher-rated securities. Changes by recognized rating agencies in their ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of the Fund's investments. Changes in the value of portfolio securities will not necessarily affect cash income derived from such securities, but will affect the Fund's asset coverage of the Preferred Shares.

          The Fund will rely on the Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the Adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.

          Some of the lower-rated securities in which the Fund invests were issued to raise funds in connection with the acquisition of a company, in a so-called "leveraged buy-out" transaction. The highly leveraged capital structure of such issuers may make them especially vulnerable to adverse changes in economic conditions, including rising interest rates.

          Generally, when interest rates rise, the value of fixed-rate debt obligations, including high yield securities, tends to decrease; when interest rates fall, the value of fixed-rate debt obligations tends to increase. In addition, in a period of rising interest rates the high cost of the Fund's leverage and/or increasing defaults by issuers of high-yield debt obligations would likely exacerbate any decline in the Fund's net asset value. If an issuer of a high yield security containing a redemption or call provision exercises either provision in a declining interest rate market, the Fund may invest the proceeds from such redemption at a lower yield.

          The market for high yield securities has expanded rapidly in recent years. This expanded market has not yet completely weathered an economic downturn. An economic downturn or an increase in interest rates could have a negative effect on the high yield securities market and on the market value of the high yield securities held by the Fund, as well as on the ability of the issuers of such securities to repay principal and interest on their borrowings.

          The credit ratings issued by rating agencies may not fully reflect the true risks of an investment. For example, credit ratings typically evaluate the safety of principal and interest payments, not market value risk, of high yield securities. Also, rating agencies may fail to change on a timely basis a credit rating to reflect change in economic or company conditions that affect a security's market value. Although the Adviser considers ratings of recognized rating agencies such as Moody's and S&P, the Adviser primarily relies on its own credit analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The Adviser continually monitors the investments in the Fund's portfolio and carefully evaluates whether to dispose of or retain high yield securities whose credit ratings have changed. As of _______, 2001, approximately __% of the market value of the Fund's total investments was represented by fixed income securities regarded by the rating agencies as below investment grade (that is, rated Ba1 or lower by Moody's or BB+ or lower by S&P).

          At times a major portion of an issue of lower-rated securities may be held by relatively few institutional purchasers. Although the Fund generally considers such securities to be liquid because of the availability of an institutional market for such securities, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund may find it more difficult to sell such securities when the Adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if the securities were more widely held.

Restricted Securities

          The Fund also purchases a significant number of Rule 144A Securities, which are "restricted" securities but which may be treated as liquid by the Fund in appropriate circumstances, in accordance with SEC guidelines. The Adviser, pursuant to procedures adopted by the Board of Directors, makes a determination regarding the liquidity of such securities prior to their purchase and continues to analyze the liquidity of such securities, focusing on such factors, among others, as trading activity and availability of information. Investing in Rule 144A Securities, however, could have the effect of increasing the illiquidity of the Fund's assets to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

Restrictions on Dividends and other Distributions

          Restrictions imposed on the declaration and payment of dividends or other distributions to the holders of the Fund's Common Stock and Preferred Shares, both by the 1940 Act and by requirements imposed by rating agencies, might impair the Fund's ability to maintain its qualification as a regulated investment company for federal income tax purposes. While the Fund intends to redeem Preferred Shares to enable the Fund to distribute its income as required to maintain its qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), there can be no assurance that such actions can be effected in time to meet such requirements. See "Federal Taxation--Federal Income Tax Treatment of the Fund."

                        DESCRIPTION OF PREFERRED SHARES

          The following is a brief description of the terms of the Preferred Shares. This description does not purport to be complete and is qualified by reference to the Articles Supplementary and other Charter documents, which have been filed as exhibits to the Fund's registration statement on Form N-2 of which this prospectus is a part.

General

          Under the Charter, the Fund is authorized to issue shares of preferred stock, with rights as determined by the Board of Directors, without the approval of holders of Common Stock. The Preferred Shares will have a liquidation preference of $25,000 per share, plus an amount equal to accumulated dividends. The Preferred Shares, when issued by the Fund and paid for pursuant to the terms of this prospectus, will be fully paid and non-assessable and will have no preemptive, exchange or conversion rights. Any Preferred Shares repurchased or redeemed by the Fund will be classified as authorized but unissued Preferred Shares. The Board of Directors may by resolution classify or reclassify any authorized but unissued Preferred Shares from time to time by setting or changing the preferences, rights, voting powers, restrictions, limitations as to dividends, or terms or conditions of redemption of such shares. The Fund will not issue any class of stock senior to or on parity with the Preferred Shares. The Preferred Shares will not be subject to any sinking fund, but will be subject to mandatory redemption under certain circumstances described below.

Dividends and Dividend Periods

          General. The following is a general description of dividends and dividend rate periods. See the SAI for a more detailed discussion of this topic. The dividend rate for the initial dividend period for the Preferred Shares offered in this prospectus will be the rate set out on the cover of this prospectus. For subsequent dividend periods, the Preferred Shares will pay dividends based on a rate set at the auction, normally held weekly, but the rate set at the auction will not exceed the maximum rate. Dividend periods generally will be seven days, and a dividend period generally will begin on the first calendar day after an auction for the Preferred Shares. In most instances, dividends are also paid weekly, on the business day following the end of the dividend period. The Fund, subject to some limitations, may change the length of dividend periods, designating them as "special dividend periods." See "--Designation of Special Dividend Periods."

          Dividend Payments. Except as provided below, the dividend payment date will be the first business day after the dividend period ends. The dividend payment date for special dividend periods of more than seven days will be set out in the notice designating a special dividend period. See "--Designation of Special Dividend Periods" for a discussion of payment dates for a special dividend period.

          Dividends on Preferred Shares will be paid on the dividend payment date to holders of record as their names appear on the Fund's record books on the business day next preceding the dividend payment date. If dividends are in arrears, they may be declared and paid at any time to holders of record as their names appear on the Fund's record books on such date, not more than 15 days before the payment date, as the Fund's Board of Directors may fix.

          The Depository Trust Company, in accordance with its current procedures, is expected to credit in same-day funds on each dividend payment date dividends received from the Fund to the accounts of broker-dealers who act on behalf of holders of Preferred Shares. Such broker-dealers, in turn, are expected to distribute dividend payments to the person for whom they are acting as agents. If a broker-dealer does not make dividends available to holders of Preferred Shares in same-day funds, these holders will not have funds available until the next business day.

          Dividend Rate Set at Auction. Preferred Shares pay dividends based on a rate set at auction. The auction usually is held weekly, but may be held less frequently. The auction sets the dividend rate, and Preferred Shares may be bought and sold at the auction. _________ the auction agent, reviews orders from broker-dealers on behalf of existing holders that wish to sell, hold at the auction rate, or hold only at a specified dividend rate, and on behalf of potential holders that wish to buy Preferred Shares. The auction agent then determines the lowest dividend rate that will result in all of the outstanding Preferred Shares continuing to be held. See "The Auction."

          Determination of Dividend Rate. The Fund computes the dividends per share by multiplying the dividend rate determined at the auction by a fraction, the numerator of which normally is seven and the denominator of which normally is 360. This rate is then multiplied by $25,000 to arrive at the dividend per share. The numerator may be different if the rate period includes a holiday.

          If an auction for any subsequent dividend period of Preferred Shares is not held for any reason other than as described below, the dividend rate on those shares will be the maximum rate on the auction date for that subsequent dividend period.

          Maximum Rate. The dividend rate that results from an auction for Preferred Shares will not be greater than the "maximum rate." The maximum rate means the applicable percentage of the "AA" Financial Composite Commercial Paper Rate on the date of such auction determined as set forth below based on the lower of the credit ratings assigned to the Preferred Shares by Moody's and S&P:

         Moody's Credit Rating     S&P Credit Rating       Applicable Percentage
         ---------------------     -----------------       ---------------------

             aa3 or Above            AA- or Above                  150%
               a3 to a1                A- to A+                    160%
             baa3 to baa1            BBB- to BBB+                  250%
              Below baa3              Below BBB-                   275%


          Effect of Failure to Pay Dividends in a Timely Manner. If the Fund fails to pay, in a timely manner, the auction agent the full amount of any dividend on the Preferred Shares, but the Fund cures the failure and pays any late charge before 12:00 noon, New York City time, on the third business day following the date the failure occurred, no auction will be held for the Preferred Shares for the first subsequent dividend period thereafter, and the dividend rate for Preferred Shares for that subsequent dividend period will be the maximum rate.

          However, if the Fund does not effect a timely cure, no auction will be held for the Preferred Shares for the first subsequent dividend period thereafter (and for any dividend period thereafter, to and including the dividend period during which the failure is cured and the late charge is paid), and the dividend rate for the Preferred Shares for each such subsequent dividend period will be the default rate.

          The default rate means 300% of the applicable "AA" Financial Composite Commercial Paper Rate for a dividend period of fewer than 184 days and 300% of the applicable Treasury Index Rate for a dividend period of 184 days or more. Late charges are also calculated at the applicable default rate.

          Restrictions on Dividends and Other Distributions. When the Fund has any Preferred Shares outstanding, the Fund may not pay any dividend or distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Stock) in respect of the Common Stock or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Stock (except by conversion into or exchange for shares of the Fund ranking junior to the Preferred Shares as to the payment of dividends and the distribution of assets upon liquidation), unless (1) the Fund has paid all cumulative dividends on Preferred Shares; (2) the Fund has redeemed any Preferred Shares that it has called for mandatory redemption; and (3) after paying the dividend, the Fund meets both asset coverage requirements described under "Rating Agency Guidelines."

          Except as set forth in the next sentence, no dividends will be declared or paid or set apart for payment on any class or series of shares of stock of the Fund ranking, as to the payment of dividends, on parity with the Preferred Shares for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the Preferred Shares through their most recent dividend payment date. When dividends are not paid in full upon the Preferred Shares through their most recent dividend payment date or upon any other class or series of shares of stock ranking on a parity as to the payment of dividends with Preferred Shares through their most recent respective dividend payment dates, all dividends declared upon Preferred Shares and any other such class or series of stock ranking on parity as to the payment of dividends with Preferred Shares will be declared pro rata so that the amount of dividends declared per share on the Preferred Shares and such other class or series of shares will in all cases bear to each other the same ratio that accumulated dividends per share on Preferred Shares and such other class or series of shares bear to each other.

Designation of Special Dividend Periods

          The Fund may instruct the auction agent to hold auctions and pay dividends less frequently than weekly. The Fund may do this if, for example, the Fund expects that short-term rates might increase or market conditions otherwise change, in an effort to optimize the effect of the Fund's leverage on holders of its Common Stock. The Fund does not currently expect to hold auctions and pay dividends less frequently than weekly in the near future. If the Fund designates a special dividend period, changes in interest rates could affect the price received if the shares were sold in the secondary market.

          Before the Fund designates a special dividend period: (1) at least seven business days (or two business days in the event the duration of the dividend period prior to such special dividend period is less than eight days) and not more than 30 business days before the first day of the proposed special dividend period, the Fund must issue a press release stating its intention to designate a special dividend period and inform the auction agent of the proposed special dividend period by telephonic or other means and confirm it in writing promptly thereafter and (2) the Fund must inform the auction agent of the proposed special dividend period by 3:00 p.m., New York City time, on the second business day before the first day of the proposed special dividend period.

Voting Rights

          Except as noted below, the Fund's Common Stock and Preferred Shares have equal voting rights of one vote per share and vote together as a single class. In elections of directors, the holders of Preferred Shares, as a separate class, vote to elect two directors, and the holders of the Common Stock and holders of Preferred Shares vote together as a single class to elect the remaining directors. In addition, during any period ("Voting Period") in which the Fund has not paid dividends on the Preferred Shares in an amount equal to two full years dividends, the holders of Preferred Shares, voting as a single class, are entitled to elect (in addition to the two directors set forth above) the smallest number of additional directors as is necessary to ensure that a majority of the directors has been elected by the holders of Preferred Shares. The holders of Preferred Shares will continue to have these rights until all dividends in arrears have been paid or otherwise provided for.

          In an instance when the Fund has not paid dividends as set forth in the immediately preceding paragraph, the terms of office of all persons who are directors of the Fund at the time of the commencement of a Voting Period will continue, notwithstanding the election by the holders of the Preferred Shares of the number of directors that such holders are entitled to elect. The persons elected by the holders of the Preferred Shares, together with the incumbent directors, will constitute the duly elected directors of the Fund. When all dividends in arrears on the Preferred Shares have been paid or provided for, the terms of office of the additional directors elected by the holders of the Preferred Shares will terminate.

          In addition, so long as any Preferred Shares are outstanding:

          . the Fund may not be voluntarily liquidated, dissolved, wound up, merged or consolidated and may not sell all or substantially all of its assets, without the approval of at least a majority of the Preferred Shares and the shares of Common Stock, each voting as a separate class;

          . the adoption of any plan of reorganization adversely affecting either the Preferred Shares or the Common Stock requires the approval of a majority of the outstanding shares of such class;

          . the Fund may not, without the affirmative vote of at least a majority of the Preferred Shares outstanding, voting as a separate class, file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent;

          . the approval of a majority of the outstanding Preferred Shares and Common Stock, each voting as a separate class, is required to approve any action requiring a vote of security holders under
               Section 13(a) of the 1940 Act including, among other things, changes in the Fund's investment restrictions described under "Investment Restrictions" in the SAI and changes in the Fund's subclassification as a closed-end investment company; and

          . the approval of a majority of the outstanding Preferred Shares, voting separately as a class, is required to amend, alter or repeal any of the authorized preferences, rights or powers of the holders of Preferred Shares.

          The Common Stock and the Preferred Shares also will vote separately to the extent otherwise required under Maryland law or the 1940 Act as in effect from time to time. To the extent required under the 1940 Act, certain actions by the Fund's holders require a vote of a majority of the Fund's outstanding voting securities. The class vote of holders of Preferred Shares described above will in each case be in addition to a separate vote of the requisite percentage of shares of Common Stock and Preferred Shares, voting together as a single class, necessary to authorize the action in question.

          For purpose of any right of the holders of Preferred Shares to vote on any matter, whether the right is created by the Charter, by statute or otherwise, a holder of a Preferred Share is not entitled to vote and the Preferred Share will not be deemed to be outstanding for the purpose of voting or determining the number of Preferred Shares required to constitute of quorum, if prior to or concurrently with a determination of the Preferred Shares entitled to vote or of Preferred Shares deemed outstanding for quorum purposes, as the case may be, a notice of redemption was given in respect of those Preferred Shares and sufficient Deposit Securities (as defined in the SAI) for the redemption of those Preferred Shares were deposited.

Rating Agency Guidelines

          The Fund is required under Moody's and S&P guidelines to maintain assets having in the aggregate a discounted value at least equal to the Preferred Shares Basic Maintenance Amount defined below. Moody's and S&P have each established separate guidelines for determining discounted value. To the extent any particular portfolio holding does not satisfy the applicable rating agency's guidelines, all or a portion of such holding's value will not be included in the calculation of discounted value (as defined by such rating agency). The Moody's and S&P guidelines also impose certain diversification requirements on the Fund's overall portfolio. The "Preferred Shares Basic Maintenance Amount" includes the sum of (i) the aggregate liquidation preference of the Preferred Shares then outstanding, (ii) the total principal of any senior debt (plus accrued and projected dividends), (iii) certain Fund expenses and
(iv) certain other current liabilities.

          The Fund also is required under rating agency guidelines to maintain, with respect to the Preferred Shares, as of the last business day of each month in which Preferred Shares are outstanding, asset coverage of at least 200% with respect to senior securities that are stock of the Fund, including the Preferred Shares (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities that are shares of a closed-end investment company as a condition of declaring dividends on its Common Stock) ("1940 Act Preferred Shares Asset Coverage"). Based on the Fund's assets and liabilities as of ______, 2001, and assuming the issuance of all Preferred Shares offered hereby and the use of the proceeds as intended, the 1940 Act Preferred Shares Asset Coverage with respect to Preferred Shares would be computed as follows:


            Value of Fund assets less liabilities
              not constituting senior securities              $[ ]
       ------------------------------------------------ =  --------- = [ ]%
         Senior securities representing indebtedness
        plus liquidation value of the Preferred Shares        $[ ]



          If the Fund does not timely cure a failure to maintain (1) a discounted value of its portfolio equal to the Preferred Shares Basic Maintenance Amount or (2) the 1940 Act Preferred Shares Asset Coverage, in each case in accordance with the requirements of the rating agency or agencies then rating the Preferred Shares, the Fund will be required to redeem Preferred Shares as described above under "Description of Preferred Shares--Redemption."

          The Fund may, but is not required to, adopt any modifications to the guidelines that may hereafter be established by Moody's or S&P. Failure to adopt any such modifications, however, may result in a change or a withdrawal of the ratings altogether. In addition, any rating agency providing a rating for the Preferred Shares may, at any time, change or withdraw any such rating. The Board of Directors may, without stockholder approval, amend, alter, add to or repeal any or all of the definitions and related provisions that have been adopted by the Fund pursuant to the rating agency guidelines in the event the Fund receives written confirmation from Moody's or S&P, or both, as appropriate, that any such change would not impair the ratings then assigned by Moody's and S&P to the Preferred Shares.

          As described by Moody's and S&P, the Preferred Shares rating is an assessment of the capacity and willingness of the Fund to pay Preferred Shares' obligations. The ratings on the Preferred Shares are not recommendations to purchase, hold or sell the Preferred Shares, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The rating agency guidelines also do not address the likelihood that an owner of the Preferred Shares will be able to sell such shares in an auction or otherwise. The ratings are based on current information furnished to Moody's and S&P by the Fund and the Adviser and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information.

          The rating agency guidelines will apply to the Preferred Shares only so long as such rating agency is rating such shares. The Fund will pay fees to Moody's and S&P for rating the Preferred Shares.

Redemption

          Mandatory Redemption. If the Fund does not timely cure a failure to
(1) maintain a discounted value of its portfolio equal to the Preferred Shares Basic Maintenance Amount, (2) maintain the 1940 Act Preferred Shares Asset Coverage, or (3) file a required certificate related to asset coverage on time, the Preferred Shares will be subject to mandatory redemption out of funds legally available therefor in accordance with the Articles Supplementary and applicable law, at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption. Any such redemption will be limited to the number of Preferred Shares necessary to restore the required discounted value or the 1940 Act Preferred Shares Asset Coverage, as the case may be.

          In determining the number of Preferred Shares required to be redeemed in accordance with the foregoing, the Fund will allocate the number of shares required to be redeemed to satisfy the Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred Shares Asset Coverage, as the case may be, pro rata among the

Preferred Shares of the Fund, subject to redemption or retirement. If fewer than all outstanding Preferred Shares are, as a result, to be redeemed, the Fund may redeem such shares by lot or other method that it deems fair and equitable.

          Optional Redemption. To the extent permitted under the 1940 Act and Maryland law, the Fund at its option may redeem Preferred Shares having a dividend period of one year or less, in whole or in part, on the business day after the last day of such dividend period upon not less than 15 calendar days and not more than 40 calendar days prior notice. The optional redemption price per share will be $25,000 per share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the date fixed for redemption. Preferred Shares having a dividend period of more than one year are redeemable at the option of the Fund, in whole or in part, prior to the end of the relevant dividend period, subject to any specific redemption provisions, which may include the payment of redemption premiums to the extent required under any applicable specific redemption provisions. The Fund will not make any optional redemption unless, after giving effect thereto, (i) the Fund has available certain deposit securities with maturities or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to holders of the Preferred Shares by reason of the redemption of the Preferred Shares on such date fixed for the redemption and (ii) the Fund has eligible assets with an aggregate discounted value at least equal to the Preferred Shares Basic Maintenance Amount.

          Notwithstanding the foregoing, Preferred Shares may not be redeemed at the option of the Fund unless all dividends in arrears on the outstanding Preferred Shares, including all outstanding shares of Preferred Shares, have been or are being contemporaneously paid or set aside for payment. This would not prevent the lawful purchase or exchange offer for Preferred Shares made on the same terms to holders of all outstanding Preferred Shares.

Liquidation

          Subject to the rights of holders of any series of preferred stock ranking on parity with the Preferred Shares with respect to the distribution of assets upon liquidation of the Fund, whether voluntary or involuntary, the holders of the Preferred Shares then outstanding will be entitled to receive and to be paid out of the assets of the Fund available for distribution to its stockholders, before any payment or distribution will be made on the Common Stock, an amount equal to the liquidation preference with respect to such shares ($25,000 per share), plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to and including the date of final distribution. After the payment to the holders of Preferred Shares of the full preferential amounts provided for as described in this prospectus, the holders of Preferred Shares as such will have no right or claim to any of the remaining assets of the Fund.

          Neither the consolidation nor merger of the Fund with or into any other corporation or corporations, nor the sale, lease, exchange or transfer by the Fund of all or substantially all of its property and assets, will be deemed to be a liquidation, dissolution or winding up of the Fund for the purposes of the foregoing paragraph.

                                  THE AUCTION

Summary of Auction Procedures

          The following is a brief summary of the auction procedures, which are described in more detail in the SAI. These auction procedures are complicated, and there are exceptions to these procedures. Many of the terms in this section have a special meaning. Any terms in this section not defined have the meaning assigned to them in the SAI and the SAI Glossary. The auction determines the dividend rate for the Preferred Shares, but the dividend rate will not be higher than the maximum rate. See "Description of Preferred Shares--Dividends and Dividend Periods." You may buy, sell or hold the Preferred Shares in the auction.

          If you own Preferred Shares, you may instruct, orally or in writing, a broker-dealer to enter an order in the auction. Existing holders of Preferred Shares can enter three kinds of orders regarding their Preferred Shares: sell, bid and hold.

          . If you enter a sell order, you indicate that you want to sell Preferred Shares at $25,000 per share, no matter what the next dividend period's rate will be.

          . If you enter a bid (or "hold at a rate") order, you indicate that you want to sell Preferred Shares only if the next dividend period's rate is less than the rate you specify.

          . If you enter a hold order, you indicate that you want to continue to own Preferred Shares, no matter what the next dividend period's rate will be.

          You may enter different types of orders for your Preferred Shares, as well as orders for additional Preferred Shares. All orders must be for whole shares. All orders you submit are irrevocable. There are a fixed number of Preferred Shares, and the dividend rate likely will vary from auction to auction depending on the number of bidders, the number of shares the bidders seek to buy, and general economic conditions including current interest rates. If you own Preferred Shares and submit a bid higher than the maximum rate, your bid will be treated as a sell order. If you do not enter an order, the broker-dealer will assume that you want to continue to hold the Preferred Shares, but if you fail to submit an order and the dividend period is longer than seven days, the broker-dealer will treat your failure to submit a bid as a sell order.

          If you do not currently own Preferred Shares, or want to buy more shares, you may instruct a broker-dealer to enter a bid order to buy shares in an auction at $25,000 per share at or above a specified dividend rate. If your bid specifies a rate higher than the maximum rate, your order will not be accepted.

          Broker-dealers will submit orders from existing and potential holders of Preferred Shares to the auction agent. Neither the Fund nor the auction agent will be responsible for a broker-dealer's failure to submit orders from existing or potential holders of Preferred Shares. A broker-dealer's failure to submit orders for the Preferred Shares held by it or its customers will be treated in the same manner as a holder's failure to submit an order to the broker-dealer. A broker-dealer may submit orders to the auction agent for its own account provided it is not an affiliate of the Fund. Neither the Fund nor the Adviser may submit an order in any auction, except that any broker-dealer that is an affiliate of the Fund or the Adviser may submit orders in an auction, but only if such orders are not for its own account.

          The auction agent after each auction for Preferred Shares will pay to each broker-dealer, from funds provided by the Fund, a service charge at the annual rate of 0.25% of the purchase price of the Preferred Shares placed by such broker-dealer in the case of any auction immediately preceding a dividend period of less than one year, or a percentage agreed to by the Fund and the broker-dealers, in the case of any auction immediately preceding a dividend period of one year or longer, of the purchase price of the Preferred Shares placed by the broker-dealers at the auction.

          If the number of Preferred Shares subject to bid orders with a dividend rate equal to or lower than the maximum rate for the Preferred Shares is at least equal to the number of Preferred Shares subject to sell orders, then the dividend rate for the next dividend period will be the lowest rate submitted which, taking into account that rate and all lower rates submitted in order from existing and potential holders, would result in existing and potential holders owning all the Preferred Shares available for purchase in the auction.

          If the number of Preferred Shares subject to bid orders with a dividend rate equal to or lower than the maximum rate for the Preferred Shares is less than the number of Preferred Shares subject to sell orders, then the auction is considered to be a failed auction, and the dividend rate will be the maximum rate. In that event, existing holders that have submitted sell orders (or are treated as having submitted sell orders) may not be able to sell any or all of the Preferred Shares for which they submitted sell orders.

          The auction agent will not accept a bid above the maximum rate. The purpose of the maximum rate is to place an upper limit on dividends with respect to Preferred Shares and in so doing to help protect the earnings available to pay Common Stock dividends, and to serve as the dividend rate in the event of a failed auction (that is, an auction where there are more Preferred Shares offered for sale than there are buyers for those shares).

          If broker-dealers submit or are deemed to submit hold orders for all outstanding Preferred Shares, that is considered an "all hold" auction and the dividend rate for the next dividend period will be the all hold rate. The "all hold rate" is 80% of the "AA" Financial Composite Commercial Paper Rate (the interest equivalent of rates applicable to "AA"-rated securities for time periods that vary depending on the dividend period).

          The auction procedures include a pro rata allocation of shares for purchase and sale. This allocation process may result in an existing holder continuing to hold or selling, or a potential holder buying, fewer shares than the number of shares in its order. If this happens, broker-dealers will be required to make appropriate pro rata allocations among their customers.

          Settlement of purchases and sales will be made on the next business day (which also is a dividend payment date) after the auction date through The Depository Trust Company. Purchasers will pay for their shares through broker-dealers in same-day funds to The Depository Trust Company against delivery to the broker-dealers. The Depository Trust Company will make payment to the sellers' broker-dealers in accordance with its normal procedures, which require broker-dealers to make payment against delivery in same-day funds. As used in this prospectus, a business day is a day on which the NYSE is open for trading, and which is not a Saturday, Sunday or any other day on which banks in New York City are authorized or obligated by law to close.

          The first auction for Preferred Shares will be held on ______, 2001, the business day preceding the dividend payment date for the initial dividend period. Thereafter, except during special dividend periods, auctions for Preferred Shares normally will be held every Wednesday, and each subsequent dividend period for Preferred Shares normally will begin on the following Thursday.

          The following is a simplified example of how a typical auction works. Assume that the Fund has 1,000 outstanding Preferred Shares, and three current holders. The three current holders and three potential holders submit orders through broker-dealers at the auction:

Current Holder A      Owns 500 shares, wants to sell all 500 shares if      Bid order of 5.1% rate for all 500
                      auction rate is less than 5.1%                        shares

Current Holder B      Owns 300 shares, wants to hold                        Hold order -- will take the auction rate

Current Holder C      Owns 200 shares, wants to sell all 200 shares if      Bid order of 4.9% rate for all 200
                      auction rate is less than 4.9%                        shares

Potential Holder D    Wants to buy 200 shares                               Places order to buy at or above 5.0%

Potential Holder E    Wants to buy 300 shares                               Places order to buy at or above 4.9%

Potential Holder F    Wants to buy 200 shares                               Places order to buy at or above 5.1%


          The lowest dividend rate that will result in all 1,000 Preferred Shares continuing to be held is 5.0% (the offer by D). Therefore, the dividend rate will be 5.0%. Current holders B and C will continue to own their Preferred Shares. Current holder A will sell its Preferred Shares because A's dividend rate bid was higher than the dividend rate. Potential holder D will buy 200 shares and potential holder E will buy 300 shares because their bid rates were at or below the dividend rate. Potential holder F will not buy any Preferred Shares because its bid rate was above the dividend rate.

Secondary Market Trading and Transfer of Preferred Shares

          The underwriters are not required to make a market in the Preferred Shares. The broker-dealers (including the underwriters) may maintain a secondary trading market for Preferred Shares outside of auctions, but they are not required to do so. There can be no assurance that a secondary trading market for Preferred Shares will develop or, if it does develop, that it will provide owners with liquidity of investment. Preferred Shares will not be registered on any stock exchange or on the NASDAQ market. Investors who purchase Preferred Shares in an auction for a special dividend period should note that because the dividend rate on such shares will be fixed for the length of that dividend period, the value of such shares may fluctuate in response to the changes in interest rates, and may be more or less than their original cost if sold on the open market in advance of the next auction thereof, depending on market conditions.

          You may sell, transfer, or otherwise dispose of Preferred Shares only in whole shares and only

          . pursuant to a bid or sell order placed with the auction agent in accordance with the auction procedures;

          .    to a broker-dealer; or

     .  to such other persons as may be permitted by the Fund; provided,
                                                               --------
        however, that (x) if you hold your shares in the name of a broker-
        -------
        dealer, a sale or transfer of your shares to that broker-dealer, or to another customer of that broker-dealer, will not be considered a sale or transfer for purposes of the foregoing if that broker-dealer remains the existing holder of the shares immediately after the transaction; and (y) in the case of all transfers, other than through an auction, the broker-dealer (or other person, if the Fund permits) receiving the transfer will advise the auction agent of the transfer.

     Further description of the auction procedures can be found in the SAI.

                            MANAGEMENT OF THE FUND

Board of Directors

     The management of the Fund, including general supervision of the duties performed by the Adviser under the Fund's investment advisory agreement, is the responsibility of the Fund's Board of Directors under the 1940 Act and the laws of the state of Maryland.

Investment Adviser

     Pacholder & Company, LLC, 8044 Montgomery Road, Suite 480, Cincinnati, Ohio 45236, is the Fund's investment adviser. The Adviser is an Ohio limited liability company organized in June 1998. Pacholder Associates, Inc. ("Pacholder Associates") owns 51% of the equity interest in the Adviser, and Banc One Investment Advisors Corporation ("Banc One Advisors") owns the remaining 49%. The Fund is the only client of the Adviser.

     Pacholder Associates is an investment advisory firm, formed in 1983, that specializes in high-yield fixed income securities. Pacholder Associates currently manages in excess of $1 billion for institutional clients and provides research and consulting services to those clients and others. Approximately $900 million of the accounts currently managed by Pacholder Associates are dedicated to investing in securities similar to those eligible for purchase by the Fund. Asher O. Pacholder and Sylvia A. Pacholder own a majority of Pacholder Associates' outstanding stock. Employees of Pacholder Associates own the remaining outstanding stock. William J. Morgan, James P. Shanahan, Jr. and James
E. Gibson, directors and/or officers of the Fund, are also shareholders, officers and/or directors of Pacholder Associates.

     Banc One Advisors is an indirect wholly-owned subsidiary of BANK ONE CORPORATION, a bank holding company located in the state of Illinois. As of December 31, 2000, Banc One Advisors managed over $131 billion in assets. BANK ONE CORPORATION has affiliated banking organizations in 15 states and has several affiliates that engage in data processing, venture capital, investment and merchant banking, and other diversified services including trust management, investment management, brokerage, equipment leasing, mortgage banking, consumer finance, and insurance. On a consolidated basis, BANK ONE CORPORATION had assets of over $269 billion as of December 31, 2000.

     Banc One Advisors represents a consolidation of the investment advisory staffs of a number of bank affiliates of BANK ONE CORPORATION, which have considerable experience in the management of open-end management investment company portfolios, including One Group(R) Mutual Funds (an open-end management investment company consisting of units of beneficial interest in 56 separate funds).

     William J. Morgan has directed and supervised the overall portfolio management strategy of the Fund since the Fund commenced operations in 1988. Mr. Morgan also has been responsible for day-to-day management of the Fund since June 2000. Mr. Morgan is President and Managing Director of Pacholder Associates and is responsible for the overall management of the firm. He has been responsible for Pacholder Associates' investment management operations since the inception of the firm. Prior to co-founding Pacholder Associates in 1983, Mr. Morgan was the Fixed Income Portfolio Manager at Union Central Life Insurance Company and was responsible for research and management of a wide variety of securities, primarily fixed-income debt obligations of the U.S. Government and corporate issuers.

Investment Advisory Agreement

     Pursuant to an Investment Advisory Agreement dated August 20, 1998, as amended (the "Advisory Agreement"), the Adviser manages the investment and reinvestment of the Fund's assets and continuously reviews, supervises and administers the Fund's investment program. The Adviser determines in its discretion the securities to be purchased or sold, subject to the ultimate supervision and direction of the Fund's Board of Directors.

     As compensation for its services, the Adviser receives an annual fee which increases or decreases from a "fulcrum fee" of 0.90% of the Fund's average net assets based on the total return investment performance of the Fund for the prior twelve-month period relative to the percentage change in the Credit Suisse First Boston Domestic + High Yield Index(TM) (the "Index") for the same period (the "Index Return"). A general description of the Index, and the Index Return and total return investment performance of the Fund for the twelve-month periods ended December 31, 1989 through 2000 are set forth in the SAI.

     The advisory fee is paid quarterly at an annual rate that varies between 0.40% and 1.40% of the Fund's average net assets. The fee is structured so that it will be 0.90% if the Fund's investment performance for the preceding 12 months (net of all fees and expenses, including the advisory fee) equals the Index Return. The advisory fee increases or decreases from the 0.90% fulcrum fee by 10% of the difference between the Fund's investment performance during the preceding 12 months and the Index Return during that period, up to the maximum fee of 1.40% or down to the minimum fee of 0.40%.

     The following table shows the fee rates that would be applicable based on the relative performance of the Fund and the Index during for a particular twelve-month period:

        Fund Performance                    Advisory Fee Rate*
    (net of fees and expenses)         (% of average net assets)
     -------------------------         -------------------------

     Index Return    + 5                         1.40
     Index Return    + 4                         1.30
     Index Return    + 3                         1.20
     Index Return    + 2                         1.10
     Index Return    + 1                         1.00
     Index Return                                0.90
     Index Return    - 1                         0.80
     Index Return    - 2                         0.70
     Index Return    - 3                         0.60
     Index Return    - 4                         0.50
     Index Return    - 5                         0.40

     *      The advisory fee increases or decreases from a fulcrum fee of 0.90%.

     The advisory fee paid by the Fund has exceeded for certain periods, and may in the future exceed, the fees paid by other closed end investment companies. In addition, the 0.90% fulcrum fee is higher than the fees paid by many closed-end funds. The advisory fee paid by the Fund may exceed the advisory fees paid other comparable funds even if the Fund's investment performance is not equal to the Index Return. Moreover, the Adviser could receive the maximum fee, even though the Fund's absolute investment performance is negative. The Adviser also could receive the minimum fee when the Fund experiences significant positive performance.

     The Adviser bears all expenses of its employees and overhead incurred in connection with its duties under the Advisory Agreement.

Administrative and Accounting Services

     Kenwood Administrative Management, Inc. (the "Administrator"), 8044 Montgomery Road, Suite 480, Cincinnati, Ohio 45236, an affiliate of Pacholder Associates, serves as the administrator of the Fund pursuant to an Administration Agreement with the Fund dated June 5, 1996 (the "Administration Agreement"). The Administrator monitors the Fund's compliance with various regulatory requirements, coordinates and monitors the activities of the Fund's other service providers, handles various public and shareholder relations matters, and assists in the preparation of financial and other reports. Under the Administration Agreement, the Fund pays the Administrator a monthly fee at the annual rate of 0.10% of the Fund's average weekly net assets.

     The Administration Agreement was approved by the Fund's shareholders on June 4, 1996. Continuation of the Administration Agreement was approved by the Fund's Board of Directors, including a majority of the Independent Directors, most recently on May 22, 2000. The Administration Agreement will continue in effect from year to year if specifically approved at least annually by the Fund's Board of Directors or by a vote of a majority of the Fund's outstanding voting securities. In either event, the Administration Agreement also must be approved annually by vote of a majority of the Independent Directors, cast in person at a meeting called for that purpose.

     Pursuant to an Accounting Services Agreement with the Fund dated May 20, 1991, as amended, Pacholder Associates, an affiliate of the Adviser, is responsible for (i) accounting relating to the Fund and its investment transactions, (ii) determining the net asset value per share of the Fund, (iii) maintaining the Fund's books of account, and (iv) monitoring, in conjunction with the Fund's custodian, all corporate actions, including dividends and distributions and stock splits, taken in respect of securities held by the Fund. For these services the Fund pays Pacholder Associates a monthly fee at the annual rate of 0.025% of the first $100 million of the Fund's average weekly net assets and 0.015% of such assets in excess of $100 million, and reimburses it for out-of-pocket expenses.

Financial Advisory and Marketing Support Services

     Winton Associates, Inc., an affiliate of the Adviser, has agreed to provide the Fund with financial advisory and marketing support services related to the offering of the Preferred Shares for a fee equal to $ ___. Winton Associates, Inc., a wholly-owned subsidiary of Pacholder Associates, is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. William J. Morgan, James P. Shanahan, Jr. and James E. Gibson, directors and/or officers of the Fund, are also officers and/or directors of Winton Associates, Inc.

Fund Expenses

     Under the Advisory Agreement, the Fund pays expenses, including the expenses of the Fund's

     .   registrar, custodian, and stock transfer and dividend agent;
     . brokers' commissions chargeable to the Fund in connection with portfolio transactions to which the Fund is a party;
     . all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies;
     . the cost and expense of engraving or printing of certificates representing shares of the Fund;
     . all costs and expenses in connection with the registration and maintenance of registration of the Fund and its shares with the SEC and various states and other jurisdictions (including filing fees and legal fees and disbursements of counsel and the costs and expenses of preparation, printing (including typesetting) and distributing a prospectus for such purposes);
     . all expenses of stockholders' and directors' meetings and of preparing, printing and mailing proxy statements and reports to stockholders;
     . fees of directors who are not employees of the Adviser or any corporate affiliate of the Adviser;
     .   travel expenses of directors;
     .   all expenses incident to the payment of any dividend reinvestment program;
     . charges and expenses of any outside service used for pricing of the Fund's portfolio securities;
     . charges and expenses of legal counsel, and of independent accountants, in connection with any matter relating to the Fund;
     .   membership dues of industry associations;
     .   interest payable on Fund borrowings;
     . fees and expenses incident to the listing of the Fund's shares on any stock exchange;
     .   postage;
     . insurance premiums on property or personnel (including officers and directors) of the Fund which inure to its benefit;
     . extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto);
     .   fees and expenses of counsel, accountants and investment bankers; and

     . all other charges and costs of the Fund's operation unless otherwise explicitly provided in the Advisory Agreement.

  CUSTODIAN, AUCTION AGENT, TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR

     _________, whose principal place of business is _________, will act as auction agent, transfer agent, dividend paying agent, and registrar for the Preferred Shares. The Fund's securities and cash are held under a custodian agreement by Firstar Bank, N.A., whose principal business address is 425 Walnut Street, Cincinnati, Ohio 45201-1118. Firstar also serves as the Fund's transfer agent, dividend paying agent, and registrar for the Fund's Common Stock.

                               FEDERAL TAXATION

     The following discussion offers only a brief outline of the federal income tax consequences of investing in the Common Stock and is based on the federal tax laws in effect on the date hereof. Such tax laws are subject to change by legislative, judicial or administrative action, possibly with retroactive effect. Investors should consult their own tax advisors for more detailed information and for information regarding the impact of state, local and foreign taxes on an investment in the Fund.

Federal Income Tax Treatment of the Fund

     The Fund has elected to be, will qualify for the current taxable year for treatment as, and intends to continue for each taxable year to qualify for treatment as, a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (an "RIC"). To qualify, the Fund must, among other things, (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities, or other income derived from its business of investing in securities ("Income Requirement"); and (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the value of its total assets is represented by cash, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of its total assets and that does not represent more than 10% of the issuer's outstanding voting securities and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

     For each taxable year that the Fund qualifies as a RIC, it will not be subject to federal income tax on that part of its investment company taxable income (consisting generally of net investment income, net short-term capital gain, if any, and determined without regard to any deduction for dividends paid and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders, if it distributes at least 90% of its investment company taxable income for that year ("Distribution Requirement"). The Fund intends to make sufficient distributions of its investment company taxable income each taxable year to meet the Distribution Requirement. If the Fund failed to qualify for treatment as a RIC for any taxable year, (a) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (b) the shareholders would treat all those distributions, including distributions of net capital gain, as dividends (that is, ordinary income) to the extent of the Fund's earnings and profits.

     The Fund also currently intends to distribute all realized net capital gain annually. If, however, the Board of Directors determines for any taxable year to retain all or a portion of the Fund's net capital gain, that decision will not affect the Fund's ability to qualify for treatment as a RIC but will subject the Fund to a tax of 35% of the amount retained. In that event, the Fund expects to designate the retained amount as undistributed capital gains in a notice to its shareholders, who (i) will be required to include their proportionate shares of the undistributed amount in their gross income as long-term capital gain and
(ii) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund against their federal income tax liabilities. For federal income tax purposes, the tax basis of shares owned by a Fund shareholder will be increased by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's gross income.

     The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year at least 98% of the sum of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. For this and other purposes, a distribution will be treated as paid by the Fund and received by the shareholders on December 31 if it is declared by the Fund in that month, made payable to shareholders of record on a date in that month and paid by the Fund at any time through the end of the following January. Any such distribution thus will be taxable to shareholders whose taxable year is the calendar year in the year the distribution is declared, rather than the year in which the distribution is received.

Federal Income Tax Treatment of Holders of Preferred Shares

     Based in part on its lack of any present intention to redeem or purchase the Preferred Shares at any time in the future and upon the advice of tax counsel, the Fund believes that under present law the Preferred Shares will constitute stock of the Fund and distributions with respect to the Preferred Shares (other than distributions in redemption of the Preferred Shares that are treated as exchanges of stock under Section 302(b) of the Code) thus will constitute dividends to the extent of the Fund's current or accumulated earnings and profits as calculated for federal income tax purposes. Such dividends generally will be taxable as ordinary income to holders and generally will not qualify for the dividend-received deduction available to corporations under
Section 243 of the Code. This view relies in part on a published ruling of the Internal Revenue Service (the "IRS") stating that certain preferred stock similar in many material respects to the Preferred Shares represents equity. It is possible, however, that the IRS might take a contrary position asserting, for example, that the Preferred Shares constitute debt of the Fund. If this position were upheld, the discussion of the treatment of distributions above would not apply. Instead, distributions by the Fund to holders of Preferred Shares would constitute interest, whether or not such distributions exceeded the earnings and profits of the Fund, would be included in full in the income of the recipient and would be taxed as ordinary income. Kirkpatrick & Lockhart LLP, counsel to the Fund, believes that if the IRS were to pursue in court the position that the Preferred Shares should be treated as debt for federal income tax purposes, the IRS would be unlikely to prevail if the issue were properly litigated.

     Distributions of net capital gain that are designated by the Fund as capital gain dividends will be treated as long-term capital gains in the hands of holders regardless of the holders' respective holding periods for their Preferred Shares. The IRS currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains). Accordingly, the Fund intends to designate distributions of net capital gain made with respect to Preferred Shares as capital gain dividends in proportion to the Preferred Shares' share of total dividends paid during the year. Because the Fund currently has a significant capital loss carry forward, it is not anticipated that the Fund will distribute net capital gains to stockholders, including holders of the Preferred Shares, for the foreseeable future.

Sale of Shares

     The sale or other disposition of Preferred Shares generally will be a taxable transaction for federal income tax purposes. Selling holders of Preferred Shares generally will recognize gain or loss in an amount equal to the difference between their respective bases in the Preferred Shares and the amount received in exchange therefor. If such Preferred Shares are held as a capital asset, the gain or loss generally will be a capital gain or loss. Similarly, a redemption (including a redemption resulting from liquidation of the Fund), if any, of Preferred Shares by the Fund generally will give rise to capital gain or loss if the holder does not own (and is not regarded under certain tax law rules of constructive ownership as owning) any shares of Common Stock in the Fund and provided that the redemption proceeds do not represent declared but unpaid dividends.

     Generally, a holder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. However, any loss realized upon a taxable disposition of Preferred Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received by the holder (or credited to the holder as an undistributed capital gain) with respect to such shares. Also, any loss realized upon a taxable disposition of Preferred Shares may be disallowed if other Preferred Shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date the shares are disposed of. If disallowed, the loss will be reflected by an upward adjustment to the basis of the Preferred Shares acquired.

Backup Withholding

     The Fund may be required to withhold, for U.S. federal income taxes, 31% of all dividends and redemption proceeds payable to stockholders who fail to provide the Fund with their correct taxpayer identification numbers or who fail to make required certifications, or if the Fund or a stockholder has been notified by the IRS that such stockholder is subject to backup withholding. Corporate stockholders and other stockholders specified in the Code and the Treasury regulations promulgated thereunder are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the stockholder's federal income tax liability if the appropriate information is provided to the IRS.

Other Taxation

     Foreign stockholders, including stockholders who are nonresident aliens, may be subject to U.S. withholding tax on certain distributions at a rate of 30% or such lower rates as may be prescribed by any applicable treaty. Investors are advised to consult their own tax advisers with respect to the application to their own circumstances of the above-described general taxation rules and with respect to the state, local, foreign and non-federal income tax consequences to them of an investment in Preferred Shares.

Further Information

     The SAI summarizes further federal income tax considerations that may apply to the Fund and its stockholders and may qualify the considerations discussed herein.

                         DESCRIPTION OF CAPITAL STOCK

General

     The authorized capital stock of the Fund consists of 46,500,000 shares of Common Stock and 3,500,000 shares of 2002 Preferred Stock. The Board of Directors has the authority to reclassify any authorized but unissued shares of capital stock into one or more additional or other classes or series of stock and intends to reclassify 3,860 shares of Common Stock as Series ___ Auction Rate Cumulative Preferred Stock, par value $.01 per share, representing the Preferred Shares.

     The Fund will use approximately $ _______ of the net proceeds of the offering of Preferred Shares to redeem the outstanding shares of 2002 Preferred Stock.

Common Stock

     All shares of Common Stock have equal rights in all respects as to dividends, assets and voting privileges and have no redemption or preemptive rights. In the event of liquidation, each share is entitled to its proportion of the Fund's assets after payment of debts and expenses and the liquidation preference of any outstanding preferred stock. The outstanding shares of Common Stock are fully paid and non-assessable. Holders of the Common Stock are entitled to one vote per share and do not have cumulative voting rights.

     The Fund may from time to time sell additional shares of Common Stock, although it has no present intention of offering additional shares other than under the Dividend Reinvestment Plan. An offer, if made, would require the approval of the Fund's Board of Directors. Any additional offering will be subject to the requirements of the 1940 Act, which requires that shares may not be sold at a price below net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to one or more classes of the Fund's capital stock or with the consent of a majority of the outstanding shares of Common Stock.

     So long as any Preferred Shares or any shares of other preferred stock of the Fund are outstanding, holders of the Fund's Common Stock will not be entitled to receive any dividends of or other distributions from the Fund, unless at the time of such declaration, (1) all accrued dividends on Preferred Shares have been paid and (2) the value of the Fund's total assets (determined after deducting the amount of such dividend or other distribution), less all liabilities and indebtedness of the Fund not represented by senior securities, is at least 300% of the aggregate amount of such securities representing indebtedness and at least 200% of the aggregate amount of securities representing indebtedness plus the aggregate liquidation value of the outstanding Preferred Shares (expected to equal the aggregate original purchase price of the outstanding Preferred Shares plus redemption premium, if any, together with any accrued and unpaid dividends thereon, whether or not earned or declared and on a cumulative basis). In addition to the requirements of the 1940 Act, the Fund is required to comply with other asset coverage requirements as a condition of the Fund obtaining a rating of the Preferred Shares from a rating agency. These requirements include an asset coverage test more stringent than under the 1940 Act.

     Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), holders of Common Stock may elect to receive all dividends and capital gains distributions in cash paid by check mailed directly to the Common Stock holders by or under the direction of Firstar Bank, N.A., as dividend paying agent. Pursuant to the Plan, holders of Common Stock not making this election will have all dividends and distributions automatically reinvested by Firstar Bank N.A., as Plan agent, in whole or fractional shares of Common Stock. If, on the record date for the distribution: (a) the market price is equal to or exceeds the net asset value ("NAV") at the time the shares are valued for purposes of determining the number of shares equivalent to the cash dividend or capital gains distribution, participants will be issued shares of Common Stock at the most recently determined NAV, but in no event less than 95% of the market price; or (b) the NAV of the Fund's Common Stock exceeds the market price of the Common Stock, or if the Fund declares a dividend or capital gains distribution payable only in cash, the Plan agent will buy Common Stock in the open market, on the American Stock Exchange or elsewhere, for the Plan participants' accounts. For additional detailed information contact Firstar Bank, N.A., Corporate Trust Services, 425 Walnut Street, ML 5125, P.O. Box 1118, Cincinnati, Ohio, 45201-1118 and 1 (800) 637-7549.

     The Fund's Common Stock has been listed on the American Stock Exchange since 1988. On _____, 2001, the last reported sales price of the Fund's Common Stock on the American Stock Exchange was $_____. The Fund's NAV on ______, 2001 was $_____.

Special Voting Requirements

     The Fund's Articles of Incorporation contain an election to be governed by Sections 3-601 through 3-603 of the Maryland General Corporation Law, which require, among other things, a "super-majority" vote with respect to "business combinations" (defined as any merger or similar fundamental transaction subject to a statutory vote and certain transactions involving a transfer of assets or securities to interested stockholders and their affiliates) between Maryland corporations and "interested stockholders" (defined as beneficial owners of more than 10% of the outstanding voting stock of such corporations). Unless certain value and other standards are met (in the case of merger-type transactions) or an exemption is available, business combinations with interested stockholders may not be consummated unless recommended by the Board of Directors of the Fund and approved by the affirmative vote of at least 80% of the votes entitled to be cast by the shareholders and two-thirds of the votes entitled to be cast by the shareholders other than the interested stockholders.

     The foregoing provisions will make it difficult to change the Fund's management and could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The Board of Directors has considered these provisions and believes that they are in the shareholders' best interest.

                          CONVERSION TO OPEN-END FUND

     The Fund's Board of Directors may elect to submit to the Fund's stockholders at any time a proposal to convert the Fund to an open-end investment company and in connection therewith to redeem any outstanding Preferred Shares, as would be required upon such conversion by the 1940 Act. In determining whether to exercise its discretion to submit this issue to stockholders, the Board of Directors would consider all factors then relevant, including the relationship of the market price of the Common Stock to NAV, the extent to which the Fund's capital structure is leveraged and the possibility of re-leveraging, the spread, if any, between yields on high yield securities in the Fund's portfolio as compared to interest and dividend charges on senior securities and general market and economic conditions. In addition to any vote required by Maryland law, conversion of the Fund to an open-end investment company would require the affirmative vote of the holders of a majority (as defined in the 1940 Act) of each class of the shares entitled to be voted on the matter, including the Preferred Shares, voting as a separate class. Stockholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940
Act) at their NAV, less such redemption charges, if any, as might be in effect at the time of redemption. Conversion of the Fund to an open-end investment company would require the redemption of any outstanding preferred stock, including the Preferred Shares. The

Board of Directors believes, however, that the closed-end structure is desirable in light of the Fund's investment objective and policies. Therefore, it is currently not likely that the Board of Directors would vote to convert the Fund to an open-end fund.

                                 UNDERWRITING

     The underwriters named below (the "underwriters"), acting through Salomon Smith Barney Inc., have severally agreed, subject to the terms and conditions of the Underwriting Agreement with the Fund (the "Underwriting Agreement"), to purchase, and the Fund has agreed to sell, the number of Preferred Shares offered hereby set forth opposite their respective names.

Underwriters                                     Number of Preferred Shares

Salomon Smith Barney Inc.....................
Banc One Capital Markets, Inc................
      Total..................................    3,680

     The Underwriting Agreement provides that the obligations of the underwriters to purchase the shares included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions. The underwriters are obligated to purchase all of the Preferred Shares offered hereby if they purchase any of the shares. In the Underwriting Agreement, the Fund and the Adviser have agreed to indemnify the underwriters against certain liabilities, including liabilities arising under the Securities Act or to contribute payments the underwriters may be required to make for any of those liabilities.

     The Fund has been advised by the underwriters that they propose initially to offer some of the Preferred Shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the shares to selected dealers at the public offering price less a concession not in excess of $____ per share. The sales load the Fund will pay of $___ per share is equal to __% of the initial offering price. After the initial public offering, the underwriters may change the public offering price and the concession. Investors must pay for the Preferred Shares offered in this prospectus purchased in the initial public offering on or before________, 2001.

     Banc One Capital Markets, Inc. is an affiliate of the Adviser, and accordingly, under the 1940 Act the Fund's portfolio transactions with Banc One Capital Markets, Inc. will be restricted.

     The Fund anticipates that the Underwriters may from time to time act as brokers or dealers in connection with the execution of the Fund's portfolio transactions after they have ceased to be underwriters. The Fund anticipates that the underwriters or their respective affiliates may from time to time act in auctions as broker-dealers and receive fees as described under "The Auction" and in the SAI. The underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with, and perform services for, the Fund.

     The principal business address of Salomon Smith Barney Inc. is 388 Greenwich Street, New York, New York 10013. The principal business address of Banc One Capital Markets, Inc. is ___________.

                                LEGAL OPINIONS

     Certain legal matters in connection with the Preferred Shares offered in the prospectus will be passed on for the Fund by Kirkpatrick & Lockhart LLP, Washington, D.C., and for the Underwriters by Simpson Thacher & Bartlett, New York, New York.

                            REPORTS TO STOCKHOLDERS

     The Fund sends unaudited semi-annual and audited annual reports to its stockholders, including a list of investments held.

                             INDEPENDENT AUDITORS

     The financial statements of the Fund at December 31, 2000 have been audited by Deloitte & Touche LLP, independent auditors, as set forth in their report incorporated by reference in the SAI, and are included in reliance upon their report given upon Deloitte & Touche LLP's authority as experts in accounting and auditing. The address of Deloitte & Touche LLP is 1700 Courthouse Plaza, NE, Dayton, Ohio 45402.

                              FURTHER INFORMATION

     The Fund has filed with the SEC, Washington, D.C. 20549, a registration statement on Form N-2 (the "Registration Statement") under the Securities Act and the 1940 Act with respect to the Preferred Shares offered hereby. Further information concerning these securities and the Fund may be found in the Registration Statement, of which this prospectus constitutes a part, on file with the SEC. The Registration Statement may be inspected without charge at the SEC's office in Washington, D.C., and copies of all or any part thereof may be obtained from such office after payment of the fees prescribed by the SEC. The Fund's 1940 Act registration number is 811-5639.

     The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith files reports and other information with the SEC. Such reports and other information can be inspected and copied at the public reference facilities maintained by the SEC at 450 Fifth Street, NW, Washington, D.C. 20549 and the SEC's regional offices at Seven World Trade Center, New York, New York 10048. Copies of such material can be obtained from the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, D.C. 20549 at prescribed rates. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference into this prospectus, and reports, proxy and information statements, and other information regarding registrants that file electronically with the SEC. In addition, reports, proxy and information statements, and other information concerning the Fund can be inspected at the offices of the American Stock Exchange, 86 Trinity Place, New York, New York 10006-1881.

         TABLE OF CONTENTS TO THE STATEMENT OF ADDITIONAL INFORMATION

                                                                       Page
                                                                       ----
General Information
Additional Information About Investments and Investment Techniques
Investment Restrictions
Management of the Fund
Portfolio Transactions
Determination of Net Asset Value
Additional Information Concerning the Auctions for Preferred Shares
Description of Preferred Shares
Moody's and S&P Guidelines
Federal Taxation
Performance Data and Index Returns
Financial Statements
Appendix A:  Glossary
Appendix B:  Ratings of Investments

                                  $92,000,000

                        Pacholder High Yield Fund, Inc.

                   Auction Rate Cumulative Preferred Shares

                           3,680 Shares, Series ___

                                  Prospectus

                                  _____, 2001


                             Salomon Smith Barney

                        Banc One Capital Markets, Inc.

                   SUBJECT TO COMPLETION, DATED May __, 2001

                      STATEMENT OF ADDITIONAL INFORMATION

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                                  _____, 2001

                        Pacholder High Yield Fund, Inc.
                        8044 Montgomery Road, Suite 480
                            Cincinnati, Ohio 45236

                           3,680 SHARES, SERIES ___

                   AUCTION RATE CUMULATIVE PREFERRED SHARES

     This Statement of Additional Information ("SAI") of Pacholder High Yield Fund, Inc. (the "Fund") relating to this offering of the Fund's Auction Rate Cumulative Preferred Shares (the "Preferred Shares") does not constitute a prospectus, but should be read in conjunction with the Fund's prospectus relating to the Preferred Shares dated ______, 2001. This SAI does not include all information that a prospective investor should consider before purchasing Preferred Shares in this offering, and investors should obtain and read the prospectus prior to purchasing such shares. A copy of the prospectus may be obtained without charge by calling the Fund toll-free at _________.

     Capitalized terms used in this SAI have the meanings assigned to them in the prospectus or in the Glossary of this SAI.

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                        Page
                                                                        ----
General Information
Additional Investment Policies and Investment Restrictions
Management of the Fund
Portfolio Transactions
Determination of Net Asset Value
Additional Information Concerning the Auctions for Preferred Shares
Description of Preferred Shares
Moody's and S&P Guidelines
Federal Taxation
Performance Data and Index Returns
Financial Statements
Appendix A: Glossary
Appendix B: Ratings of Investments                                       A-1
                                                                         B-1

--------------------------------------------------------------------------------

                              GENERAL INFORMATION

     The Fund is a diversified, closed-end management investment company registered under the 1940 Act. Pacholder & Company, LLC (the "Adviser") serves as the Fund's investment adviser. The Fund's investment objective is to provide a high level of total return through current income and capital appreciation by investing primarily in high-yield fixed income securities of domestic companies. The Fund's current income, if any, will be distributed to holders of Common Stock only after satisfaction of the obligation to pay dividends on the Preferred Shares. No assurance can be given that the Fund will achieve its investment objective.

          ADDITIONAL INVESTMENT POLICIES AND INVESTMENT RESTRICTIONS

     The following policies supplement those set forth in the prospectus, which is part of the registration statement on Form N-2. Unless designated as fundamental policies, they may be changed by the Board of Directors without shareholder approval.

Additional Investment Policies

     Zero Coupon Securities. The Fund may invest in zero coupon securities. Zero coupon securities are debt securities which are issued at a discount to their face amount and do not entitle the holder to any periodic payments of interest prior to maturity. Interest earned on zero coupon securities accretes at a stated yield until the security reaches its face amount at maturity. Generally, the prices of zero coupon securities may be more sensitive to market interest rate fluctuations than conventional securities.

     Industrial Development Bonds. The Fund may from time to time invest in certain industrial development bonds, including pollution control revenue bonds. Industrial development bonds are issued by governmental entities but are payable solely by the companies which own and operate the facilities financed by the bonds. The Fund will not invest in industrial development bonds to obtain any tax benefits associated with such investments.

     When-Issued and Delayed Delivery Securities. The Fund may purchase securities on a when-issued or delayed delivery basis. When-issued and delayed delivery transactions arise when securities are purchased and sold with delivery and payment beyond the regular settlement date. The settlement of when-issued transactions can take place a month or more after the date of the transaction. The prices of the securities so purchased are subject to market fluctuation during this period and no interest accrues to the purchaser prior to the date of settlement. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value of the security in determining the net asset value of the Fund. At the time of delivery of the securities, the value may be more or less than the purchase price. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis will have the effect of leverage and may increase the volatility of the Fund's net asset value. In addition, because the Fund is dependent on the party issuing the when-issued or delayed delivery security to complete the transaction, failure by the other party to deliver the securities as arranged would result in the Fund's loss of an investment opportunity.

     When, As and If Issued Securities. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Adviser determines that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value.

     Repurchase Agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which are considered to be loans under the 1940 Act, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying securities ("collateral"), which are held by the Fund's custodian bank, at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The Fund will receive interest from the institution until the date when the repurchase is to occur. Repurchase agreements involve certain risks not associated with direct investments in debt securities and the Fund will follow procedures designed to minimize these risks. The procedures include effecting repurchase transactions only with larger, well-capitalized and well-established financial institutions, whose financial condition will be continually monitored. In addition, the Adviser will attempt to ensure that the value of the collateral underlying the repurchase agreement is always at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate the collateral. Exercise of the Fund's right to liquidate the collateral, however, could involve certain costs or delays, and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. In addition, to the extent the Fund's security interest in the collateral may not be properly perfected, the Fund could suffer a loss of up to the entire amount of the collateral.

Investment Restrictions

     The following restrictions are fundamental policies. All percentage limitations on investments apply at the time of the making of an investment and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

     The Fund may not:

     (1) borrow money (through repurchase agreements or otherwise) or issue senior securities unless immediately thereafter the Fund has an asset coverage of all senior securities and borrowing of at least 200%;

     (2) make short sales of securities or purchase securities or evidences of interests therein on margin (except it may make covered short sales of securities and obtain short-term credit necessary for the clearance of transactions), or write or purchase put or call options (except to the extent that a purchase of a stand-by commitment may be considered the purchase of a put);

     (3) underwrite any issue of securities, except to the extent that in connection with the disposition of its portfolio investments it may be deemed to be an underwriter under the federal securities laws;

     (4) purchase or sell real estate, including limited partnership interests therein (except securities which are secured by real estate and securities of companies, such as real estate investment trusts, that deal in real estate or interests therein), or oil, gas or other mineral leases, commodities or commodity contracts in the ordinary course of its business, except such interests and other property acquired as a result of owning other securities, though securities will not be purchased in order to acquire any of these interests;

     (5) make loans, except as described under "Lending Securities" above or by entering into repurchase agreements;

     (6) purchase or sell municipal obligations, including debt obligations issued by states, cities, local authorities and possessions and territories of the United States except for certain industrial development bonds as described under "Additional Investment Policies--Industrial Development Bonds" above;

     (7) purchase or retain the securities of any company if, to the knowledge of the Fund, those officers and directors of the Fund or managers of the Adviser who each own beneficially more than 0.5% of the securities of that company, together own more than 5% of the securities of the company;

     (8) purchase or retain the securities of any company controlled by an affiliate of the Fund or the Adviser or purchase or sell any security from or to any account controlled by the Adviser or its affiliates; and

         (9) invest more than 5% of its total assets (valued at the time of investment) in securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or acquire more than 10% of the outstanding voting securities of any one issuer (at the time of acquisition); except that up to 25% of the Fund's total assets (at the time of investment) may be invested without regard to the limitations set forth in this paragraph 9.

                            MANAGEMENT OF THE FUND

Directors and Officers

         The directors and officers of the Fund, their addresses, their ages and their principal occupations for at least the past five years are set forth below.

                                   Positions with                      Principal Occupations During
     Name and Address                Registrant                Age           Past Five Years
     ----------------                ----------                ---           ---------------
*William J. Morgan (1)          Chairman of the Board,         46      President, Secretary and Director,
   8044 Montgomery Road,        President and Director                 Pacholder Associates, Inc.;
   Suite 480                                                           Director, ICO, Inc. (oil field
   Cincinnati, OH  45236                                               services and petrochemical
                                                                       services); Smith-Corona
                                                                       Corporation (office equipment
                                                                       manufacturer); and Laclede Steel
                                                                       Co. (steel and steel products).


Daniel A. Grant (1)(2)          Director                       56      President, Utility Management
   1440 Greenfield Crossing                                            Services (business consulting).
   Ballwin, MO  63021


John F. Williamson (2)(3)       Director                       62      Chairman and President,
   6215 Squires Court                                                  Williamson Associates, Inc.
   Spring, TX  77389                                                   (investment adviser)(since 1997);
                                                                       Executive Vice President and Chief
                                                                       Financial Officer, Asset Allocation
                                                                       Concepts, Inc. (investment
                                                                       adviser)(1995 to 1996); Director,
                                                                       ICO, Inc. (oil field services and
                                                                       petrochemical services).


George D. Woodard(2)(3)         Director                       54      Closely Held Business Specialist,
   22229 North 54th Way                                                Henry & Horne, P.L.C. (certified
   Phoenix, AZ  85054-7144                                             public accountants)(since March
                                                                       2000 and 1996-1999); Realtor with
                                                                       A.S.K. Realty (August
                                                                       1999-February 2000); Principal,
                                                                       George D. Woodard, C.P.A.
                                                                       (1995-1996).



James P. Shanahan, Jr.        Secretary                        40      Managing Director and
   8044 Montgomery Road,                                               General Counsel, Pacholder
   Suite 480                                                           Associates, Inc.
   Cincinnati, OH  45326

James E. Gibson               Treasurer                        36      Executive Vice President,
   8044 Montgomery Road,                                               Pacholder Associates, Inc.
   Suite 480
   Cincinnati, OH  45236

* Directors who are "interested persons" of the Fund, as defined in the 1940
Act.

(1) Elected by holders of the Common Stock.

(2) Directors who are members of the Audit Committee of the Fund's Board of Directors.

(3) Elected by holders of the 2002 Preferred Stock.

Compensation of Directors

         The Fund is not part of a fund complex. For the fiscal year ended December 31, 2000, the Fund's directors received the following compensation for serving as directors.

                                                Total
                                            Compensation
            Director                        from Fund (1)
            --------                        -------------
            William J. Morgan..........         None
            Daniel A. Grant............        $17,000
            John F. Williamson.........        $17,000
            George D. Woodard..........        $17,000

            (1) The Fund does not currently provide pension or retirement plan benefits to directors.

Holdings of Capital Stock

         As of ______, 2001, The Depository Trust Company, 7 Hanover Square, New York, New York 10004, owned of record ________ shares representing _____% of the outstanding shares of Common Stock. Principal Life Insurance Company and its affiliates, 711 High Street, Des Moines, Iowa 50392, owns all of the Fund's outstanding shares of 2002 Preferred Stock.

         As of December 31, 2000, all directors and officers of the Fund owned in the aggregate less than 1% of the Common Stock.

Investment Advisory Agreement

         Pursuant to an Investment Advisory Agreement dated August 20, 1998, as amended (the "Advisory Agreement"), the Adviser manages the investment and reinvestment of the Fund's assets and continuously reviews, supervises and administers the Fund's investment program. The Adviser determines in its discretion the securities to be purchased or sold, subject to the ultimate supervision and direction of the Fund's Board of Directors.

         As calculated and paid according to the formula set forth in the prospectus, for the fiscal years ended December 31, 1998, 1999 and 2000, the Adviser received advisory fees totaling $869,714, $1,622,952 and $741,274, respectively, which represent 0.52%, 0.83% and 0.40%, respectively, of the Fund's average net assets during such periods.

         In the event the Credit Suisse First Boston Domestic + High Yield Index
(TM) is no longer published or available or becomes an inappropriate measure of the Fund's performance, the Board of Directors will approve another appropriate index or will negotiate a fixed advisory fee with the Adviser, in which event the advisory fee payable for the immediately preceding 180-day period will be the lesser of the fee payable under the Advisory Agreement and the fee payable under the new advisory agreement.

         The Advisory Agreement was last approved by the Fund's shareholders on November 16, 1999 and by the Board of Directors on May 22, 2000. The Advisory Agreement will continue in effect from year to year if specifically approved at least annually by the Fund's Board of Directors or by a vote of the holders of a majority of the Fund's outstanding voting securities. In either event, the Advisory Agreement also must be approved annually by vote of a majority of the directors who are not parties to the agreement or "interested persons" (as defined in the 1940 Act) of any such party ("Independent Directors"), cast in person at a meeting called for that purpose. The Advisory Agreement may be terminated by either party at any time without penalty upon 30 days' written notice, and will terminate automatically in the event of its assignment. Termination will not affect the right of the Adviser to receive payments of any unpaid compensation earned prior to termination.

         The Adviser will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the performance of its obligations under the Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by it of its obligations and duties under, such Agreement, or damages resulting from a breach of fiduciary duty with respect to receipt of compensation for services.

         The services of the Adviser are not deemed to be exclusive, and nothing in the Advisory Agreement prevents the Adviser, or any affiliate thereof, from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities.

         The Fund and its Adviser have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act which establishes rules of conduct for persons who are associated with the Fund and the Adviser. The code of ethics governs their personal investment and other investment-related activities. Copies of the code of ethics may be requested from the SEC's Public Reference Room at 450 Fifth Street, NW, Washington, D.C. 20549-0102 at prescribed rates. Such information also is available on the SEC'S EDGAR database on the SEC's internet Web site (http://www.sec.gov).

Custodian, Auction Agent, Transfer Agent, Dividend Paying Agent and Registrar

         ________, whose principal place of business is _________, will act as auction agent, transfer agent, dividend paying agent and registrar for the Preferred Shares. The Fund's securities and cash are held under a custodian agreement by Firstar Bank, N.A., whose principal business address is 425 Walnut Street, Cincinnati, Ohio 45201-1118. Firstar also serves as the Fund's transfer agent, dividend paying agent and registrar for the Fund's Common Stock.

Independent Public Accountant

         Deloitte & Touche LLP, 1700 Courthouse Plaza, NE, Dayton, Ohio 45402, is the Fund's independent accountant. In addition to the normal audit services, Deloitte & Touche LLP provides services in connection with the preparation and review of federal and state tax returns for the Fund. Deloitte & Touche LLP has served as the Fund's independent accountants since 1988.

                            PORTFOLIO TRANSACTIONS

         Subject to policy established by the Board of Directors of the Fund, the Adviser is responsible for arranging for the execution of the Fund's portfolio transactions and the allocation of brokerage transactions. In executing portfolio transactions, the Adviser seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved. Fixed income securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. While the Adviser generally will seek reasonably competitive commission rates, payment of the lowest commission is not necessarily consistent with obtaining the best results in particular transactions.

         In placing orders with brokers and dealers, the Adviser will attempt to obtain the best net price and the most favorable execution for orders; however, the Adviser may, in its discretion, purchase and sell portfolio securities through brokers and dealers who provide the Adviser with research, analysis, advice and similar services. The research services provided by broker-dealers may be useful to Pacholder Associates in serving its clients, but they can also be useful to the Adviser in serving the Fund. Not all of such services may be used by the Adviser in connection with the Fund. The Fund may, in return for research and analysis, pay brokers a higher commission than may be charged by other brokers, provided that the Adviser determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of the Adviser and its affiliates to the Fund and other clients, and that the total commission paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. Information and research received from such brokers and dealers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under its Advisory Agreement with the Fund, and the advisory fee that the Fund pays to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services.

         The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

         The Adviser's investment management personnel evaluate the quality of research provided by brokers or dealers. The Adviser sometimes uses evaluations resulting from this effort as a consideration in the selection of brokers or dealers to execute portfolio transactions. However, the Adviser is unable to quantify the amounts of commission that might be paid as a result of such research because certain transactions might be effected through brokers which provide research but which would be selected principally because of their execution capabilities.

         Investment decisions for the Fund and for other investment accounts managed by Pacholder Associates are made independently of each other in the light of differing considerations for the various accounts. However, the same investment decision may be made for two or more such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated to accounts according to a formula deemed equitable to each account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Fund is concerned, in other cases it is believed to be beneficial to the Fund.

         The Fund has no obligation to deal with any broker or group of brokers in the execution of transactions.

         For the fiscal years ended December 31, 1998, 1999, and 2000, the Fund paid brokerage commissions for the execution of portfolio transactions of $1,818.85, $0, and $1,223.73, respectively.

                       DETERMINATION OF NET ASSET VALUE

         The net asset value of the Common Stock is computed at least weekly, generally on Thursday of each week. This determination is made as of the close of trading on the Exchange (usually 4:00 p.m., Eastern time) by deducting the amount of the Fund's liabilities (including accrued expenses) and the liquidation value of outstanding shares of preferred stock from the value of the Fund's assets (including interest and dividends accrued but not paid) and dividing the difference by the number of outstanding shares of Common Stock. The Fund utilizes information furnished by a pricing service approved by the Board of Directors in valuing portfolio securities.

         Portfolio securities that are actively traded in the over-the-counter market (including listed securities for which the primary market is believed to be over-the-counter) are valued at the most recently quoted bid price provided by the principal market makers. Portfolio securities for which the primary market is an exchange or for which trading information is regularly reported are valued at the last sale price, or if no sale has occurred, at the closing bid price. Portfolio securities for which market information is not available are valued at fair value determined under procedures established and monitored by the Board of Directors. Although no single standard for determining fair value exists, the current fair value of a security generally would be the amount that the Fund could expect to receive on its current sale. Some, but not necessarily all, of the factors that may be considered in determining fair value include:
(i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on the disposition of the securities; and (iii) an evaluation of the forces that influence the market in which the securities are purchased and sold. Without limiting or including all of the specific factors that may be considered in determining fair value, some of the specific factors include: type of security, financial condition of the issuer, cost at date of purchase, size of holding, discount from market value, value of unrestricted securities of the same type at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the securities, price and extent of public trading in similar companies, or other relevant matters.

         Short-term debt securities are valued at amortized cost, if their term to maturity from the date of acquisition by the Fund is less than 60 days, or by amortizing their value on the 61st day prior to maturity, if their term to maturity from the date of acquisition by the Fund is more than 60 days, unless the Board of Directors determines this method does not represent fair value. Repurchase agreements are valued at cost plus accrued interest.

                     ADDITIONAL INFORMATION CONCERNING THE
                         AUCTIONS FOR PREFERRED SHARES

General

         The Articles Supplementary provide that the Applicable Rate for each Dividend Period will be equal to the rate per annum that the Auction Agent advises has resulted on the Business Day preceding the first day of a Dividend Period for such Preferred Shares (an "Auction Date") from implementation of the Auction Procedures set forth in the Charter and summarized below, in which persons determine to hold or offer to sell or, based on dividend rates bid by them, offer to purchase or sell Preferred Shares. Each periodic implementation of the Auction Procedures is referred to herein as an "Auction." The following summary is qualified by reference to the Auction Procedures set forth in the Charter.

         Auction Agency Agreement. The Fund has entered into an Auction Agency Agreement (the "Auction Agency Agreement") with the Auction Agent (currently, ________), which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for Preferred Shares so long as the Applicable Rate is to be based on the results of the Auction.

         Broker-Dealer Agreements. Each Auction requires the participation of one or more Broker-Dealers. The Auction Agent has entered into agreements (collectively, the "Broker-Dealer Agreements") with several Broker-Dealers selected by the Fund, which provide for the participation of those Broker-Dealers in Auctions for the Preferred Shares. See "Broker-Dealers" below.

         Securities Depository. The Depository Trust Company ("DTC") will act as the Securities Depository for the Agent Members with respect to the Preferred Shares. One certificate for all of the Preferred Shares will be registered in the name of Cede & Co., as nominee of the Securities Depository. Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of the Preferred Shares contained in the Charter. The Fund will also issue stop-transfer instructions to the transfer agent for the Preferred Shares. Prior to the commencement of the right of Holders of the Preferred Shares to elect a majority of the Fund's Directors, as described under "Description of Preferred Shares--Voting Rights" in the prospectus, Cede & Co. will be the Holder of all Preferred Shares and owners of such shares will not be entitled to receive certificates representing their ownership interest in such shares.

         DTC, a New York chartered limited purpose trust company, performs services for its participants (including Agent Members), some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such Agent Member in Preferred Shares, whether for its own account or as a nominee for another person.

Orders by Existing Holders and Potential Holders

         On or prior to the Submission Deadline on each Auction Date for the Preferred Shares:

         (a) each Beneficial Owner of Preferred Shares may submit to its Broker-Dealer by telephone or otherwise a:

                    (i) "Hold Order"-- indicating the number of Outstanding
               shares, if any, of the Preferred Shares that such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for such shares for the next succeeding Dividend Period of such shares;

                    (ii) "Bid"-- indicating the number of Outstanding shares, if any, of the Preferred Shares that such Beneficial Owner offers to sell if the Applicable Rate for such Preferred Shares for the next succeeding Dividend Period shall be less than the rate per annum specified by such Beneficial Owner in such Bid; and/or

                    (iii) "Sell Order"-- indicating the number of Outstanding
               shares, if any, of the Preferred Shares that such Beneficial Owner offers to sell without regard to the Applicable Rate for such Preferred Shares for the next succeeding Dividend Period; and

         (b) Broker-Dealers shall contact customers who are Potential Beneficial Owners by telephone or otherwise to determine whether such customers desire to submit Bids, in which they will indicate the number of shares, if any, of the Preferred Shares that they offer to purchase if the Applicable Rate for the Preferred Shares for the next succeeding Dividend Period is not less than the rate per annum specified in such Bids.

         The communication to a Broker-Dealer of the foregoing information is herein referred to as an "Order" and collectively as "Orders." A Beneficial Owner or a Potential Beneficial Owner placing an Order with its Broker-Dealer is herein referred to as a "Bidder" and collectively as "Bidders." The submission by a Broker-Dealer of an Order to the Auction Agent shall likewise be referred to herein as an "Order" and collectively as "Orders," and an Existing Holder or Potential Holder who places an Order with the Auction Agent or on whose behalf an Order is placed with the Auction Agent shall likewise be referred to herein as a "Bidder" and collectively as "Bidders."

         A Beneficial Owner may submit different types of Orders to its Broker-Dealer with respect to the Preferred Shares then held by such Beneficial Owner. A Bid placed by a Beneficial Owner specifying a rate higher than the Applicable Rate determined in the Auction shall constitute an irrevocable offer to sell the Preferred Shares subject thereto. A Beneficial Owner that submits a Bid to its Broker-Dealer having a rate higher than the Maximum Rate on the Auction Date thereof will be treated as having submitted a Sell Order to its Broker-Dealer. A Beneficial Owner that fails to submit to its Broker-Dealer prior to the Submission Deadline for Preferred Shares an Order or Orders covering all the Outstanding shares held by such Beneficial Owner will be deemed to have submitted a Hold Order to its Broker-Dealer covering the number of Outstanding shares held by such Beneficial Owner and not subject to Orders submitted to its Broker-Dealer; provided, however, that if a Beneficial Owner fails to submit to its Broker-Dealer prior to the Submission Deadline for Preferred Shares an Order or Orders covering all of the Outstanding Preferred Shares held by such Beneficial Owner for an Auction relating to a Special Dividend Period consisting of more than seven Dividend Period Days, such Beneficial Owner will be deemed to have submitted a Sell Order to its Broker-Dealer covering the number of Outstanding shares held by such Beneficial Owner and not subject to Orders submitted to its Broker-Dealer. A Sell Order shall constitute an irrevocable offer to sell the Preferred Shares subject thereto at a price per share equal to $25,000. A Beneficial Owner of Preferred Shares that offers to become the Beneficial Owner of additional Preferred Shares is, for purposes of such offer, a Potential Beneficial Owner.

         A Potential Beneficial Owner of Preferred Shares may submit to its Broker-Dealer Bids in which it offers to purchase Preferred Shares if the Applicable Rate for the next Dividend Period is not less than the rate specified in such Bid. A Bid placed by a Potential Beneficial Owner specifying a rate not higher than the Maximum Rate shall constitute an irrevocable offer to purchase the number of Preferred Shares specified in such Bid if the rate determined in the Auction is equal to or greater than the rate specified in such Bid.

         As described more fully below under "--Submission of Orders by Broker-Dealers to Auction Agent," the Broker-Dealers will submit the Orders of their respective customers who are Beneficial Owners and Potential Beneficial Owners to the Auction Agent, designating themselves (unless otherwise permitted by the Fund) as Existing Holders in respect of the Preferred Shares subject to Orders submitted or deemed submitted to them by Beneficial Owners and as Potential Holders in respect of shares subject to Orders submitted to them by Potential Beneficial Owners. However, neither the Fund nor the Auction Agent will be responsible for a Broker-Dealer's failure to comply with the foregoing. Any Order placed with the Auction Agent by a Broker-Dealer as or on behalf of an Existing Holder or a Potential Holder will be treated in the same manner as an Order placed with a Broker-Dealer by a Beneficial Owner or a Potential Beneficial Owner, as described in the preceding paragraph. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an Order in respect of any Preferred Shares held by it or its customers who are Beneficial Owners will be treated in the same manner as a Beneficial Owner's failure to submit to its Broker-Dealer an Order in respect of Preferred Shares held by it, as described in the second preceding paragraph. For information concerning the priority given to different types of Orders placed by Existing Holders, see "--Submission of Orders by Broker-Dealers to Auction Agent" below.

         Neither the Fund nor an affiliate may submit an Order in any Auction, except that any Broker-Dealer that is an affiliate of the Fund may submit Orders in an Auction, but only if such Orders are not for its own account.

         The Auction Procedures include a pro rata allocation of Preferred Shares for purchase and sale, which may result in an Existing Holder continuing to hold or selling, or a Potential Holder purchasing, a number of the Preferred Shares that is fewer than the number of shares specified in its Order. See "--Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares" below. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as Existing Holders or Potential Holders in respect of customer Orders will be required to make appropriate pro rata allocations among their respective customers. Each purchase or sale shall be made for settlement on the Business Day next succeeding the Auction Date at a price per share equal to $25,000. See "--Notification of Results; Settlement" below.

         As described above, any Bid specifying a rate higher than the Maximum Rate will (i) be treated as a Sell Order if submitted by a Beneficial Owner or an Existing Holder and (ii) not be accepted if submitted by a Potential Beneficial Owner or a Potential Holder. Accordingly, the Auction Procedures establish the Maximum Rate as a maximum rate per annum that can result from an Auction. See "--Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" and "--Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares" below.

Concerning the Auction Agent

         The Auction Agent is acting as agent for the Fund in connection with Auctions. In the absence of bad faith or negligence on its part, the Auction Agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the Auction Agency Agreement and will not be liable for any error of judgment made in good faith unless the Auction Agent will have been negligent in ascertaining the pertinent facts.

         The Auction Agent may rely upon, as evidence of the identities of the Existing Holders of Preferred Shares, the Auction Agent's registry of Existing Holders, the results of Auctions and notices from any Broker-Dealer (or other person, if permitted by the Fund) with respect to transfers described under "The Auction--Secondary Market Trading and Transfer of Preferred Shares" in the prospectus and notices from the Fund. The Auction Agent is not required to accept any such notice for an Auction unless it is received by the Auction Agent by 3:00 p.m., Eastern time, on the Business Day preceding such Auction.

         The Auction Agent may terminate the Auction Agency Agreement upon notice to the Fund on a date no earlier than 60 days after such notice. If the Auction Agent should resign, the Fund will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. The Fund may remove the Auction Agent, provided that prior to such removal, the Fund shall have entered into such an agreement with a successor Auction Agent.

Broker-Dealers

         The Auction Agent after each Auction for the Preferred Shares will pay to each Broker-Dealer, from funds provided by the Fund, a service charge at the annual rate of 1/4 of 1% (.25%) in the case of any Auction immediately preceding a Dividend Period of less than one year, or a percentage agreed to by the Fund and the Broker-Dealers in the case of any Auction immediately preceding a Dividend Period of one year or longer, of the purchase price of the Preferred Shares placed by such Broker-Dealer at such Auction. For the purposes of the preceding sentence, the Preferred Shares will be placed by a Broker-Dealer if such shares were (a) the subject of Hold Orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its customers who are Beneficial Owners or (b) the subject of an Order submitted by such Broker-Dealer that is (i) a Submitted Bid of an Existing Holder that resulted in such Existing Holder continuing to hold such shares as a result of the Auction or (ii) a Submitted Bid of a Potential Holder that resulted in such Potential Holder purchasing such shares as a result of the Auction or (iii) a valid Hold Order.

         The Fund may request the Auction Agent to terminate one or more Broker-Dealer Agreements at any time, provided that at least one Broker-Dealer Agreement is in effect after such termination.

         The Broker-Dealer Agreement provides that a Broker-Dealer (other than an affiliate of the Fund) may submit Orders in Auctions for its own account, unless the Fund notifies all Broker-Dealers that they may no longer do so, in which case Broker-Dealers may continue to submit Hold Orders and Sell Orders for their own accounts. Any Broker-Dealer that is an affiliate of the Fund may submit Orders in Auctions, but only if such Orders are not for its own account. If a Broker-Dealer submits an Order for its own account in any Auction, it might have an advantage over other Bidders because it would have knowledge of all Orders submitted by it in that Auction. Such Broker-Dealer, however, would not have knowledge of Orders submitted by other Broker-Dealers in that Auction.

Submission of Orders By Broker-Dealers to Auction Agent

         Prior to 1:00 p.m., New York City time, on each Auction Date, or such other time on the Auction Date specified by the Auction Agent (i.e., the Submission Deadline), each Broker-Dealer will submit to the Auction Agent in writing all Orders obtained by it for the Auction to be conducted on such Auction Date, designating itself (unless otherwise permitted by the Fund) as the Existing Holder or Potential Holder, as the case may be, in respect of the Preferred Shares subject to such Orders. Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.

         If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent will round such rate to the next highest one-thousandth (0.001) of 1%.

         If one or more Orders of an Existing Holder is submitted to the Auction Agent covering in the aggregate more than the number of Outstanding Preferred Shares subject to an Auction held by such Existing Holder, such Orders will be considered valid in the following order of priority:

         (a) all Hold Orders for shares will be considered valid, but only up to and including in the aggregate the number of Outstanding shares held by such Existing Holder, and, if the number of shares subject to such Hold Orders exceeds the number of Outstanding shares of such series held by such Existing Holder, the number of shares subject to each such Hold Order shall be reduced pro rata to cover the number of Outstanding shares held by such Existing Holder;

          (b) (i) any Bid for shares will be considered valid up to and including the excess of the number of shares of Outstanding shares held by such Existing Holder over the number of shares subject to any Hold Orders referred to in clause (a) above;

         (ii) subject to subclause (i), if more than one Bid of an Existing Holder for shares is submitted to the Auction Agent with the same rate and the number of Outstanding shares subject to such Bids is greater than such excess, such Bids will be considered valid up to and including the amount of such excess, and the number of shares subject to each Bid with the same rate will be reduced pro rata to cover the number of shares equal to such excess;

          (iii) subject to subclauses (i) and (ii), if more than one Bid of an Existing Holder for shares is submitted to the Auction Agent with different rates, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

         (iv) in any such event, the number, if any, of such Outstanding shares subject to any portion of Bids considered not valid in whole or in part under this clause (b) will be treated as the subject of a Bid for shares by or on behalf of a Potential Holder at the rate specified therein; and

          (c) all Sell Orders for shares will be considered valid up to and including the excess of the number of Outstanding shares held by such Existing Holder over the sum of shares subject to valid Hold Orders referred to in clause
(a) above and valid Bids referred to in clause (b) above.

         If more than one Bid of a Potential Holder for Preferred Shares is submitted to the Auction Agent by or on behalf of any Potential Holder, each such Bid submitted will be a separate Bid with the rate and number of shares therein specified.

Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate

         Not earlier than the Submission Deadline on each Auction Date for the Preferred Shares, the Auction Agent will assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers (each such Hold Order, Bid or Sell Order as submitted or deemed submitted by a Broker-Dealer being herein referred to as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order" and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and will determine the excess of the number of Outstanding shares over the number of Outstanding shares subject to Submitted Hold Orders (such excess being herein referred to as the "Available Preferred Shares") and whether Sufficient Clearing Bids have been made in the Auction. "Sufficient Clearing Bids" will have been made if the number of Outstanding shares that are the subject of Submitted Bids of Potential Holders specifying rates not higher than the Maximum Rate for all Dividend Periods equals or exceeds the number of outstanding shares that are the subject of Submitted Sell Orders (including the number of shares of such series subject to Bids of Existing Holders specifying rates higher than the Maximum Rate).

         If Sufficient Clearing Bids for Preferred Shares have been made, the Auction Agent will determine the lowest rate specified in such Submitted Bids (the "Winning Bid Rate") which, taking into account the rates in the Submitted Bids of Existing Holders, would result in Existing Holders continuing to hold an aggregate number of Outstanding shares which, when added to the number of outstanding shares to be purchased by Potential Holders, based on the rates in their Submitted Bids, would equal not less than the Available Preferred Shares. In such event, the Winning Bid Rate will be the Applicable Rate for the next Dividend Period for all Preferred Shares.

         If Sufficient Clearing Bids have not been made (other than because all of the outstanding Preferred Shares are subject to Submitted Hold Orders), the Applicable Rate for the next Dividend Period for all Preferred Shares will be equal to the Maximum Rate. If Sufficient Clearing Bids have not been made, Beneficial Owners that have submitted or that are deemed to have submitted Sell Orders may not be able to sell in the Auction all Preferred Shares subject to such Sell Orders but will continue to own shares for the next Dividend Period. See "--Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares" below.

         If all of the outstanding Preferred Shares are subject to Submitted Hold Orders, the Applicable Rate for all shares for the next succeeding Dividend Period will be the All Hold Rate.

Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares

         Based on the determinations made under "--Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" above and, subject to the discretion of the Auction Agent to round and allocate certain shares as described below, Submitted Bids and Submitted Sell Orders will be accepted or rejected in the order of priority set forth in the Auction Procedures, with the result that Existing Holders and Potential Holders of Preferred Shares will sell, continue to hold and/or purchase such shares as set forth below. Existing Holders that submitted or were deemed to have submitted Hold Orders (or on whose behalf Hold Orders were submitted or deemed to have been submitted) will continue to hold the Preferred Shares subject to such Hold Orders.

         If Sufficient Clearing Bids for Preferred Shares have been made:

         (a) Each Existing Holder that placed or on whose behalf was placed a Submitted Sell Order or Submitted Bid specifying any rate higher than the Winning Bid Rate will sell the outstanding shares subject to such Submitted Sell Order or Submitted Bid;

         (b) Each Existing Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate lower than the Winning Bid Rate will continue to hold the Outstanding shares subject to such Submitted Bid;

         (c) Each Potential Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate lower than the Winning Bid Rate will purchase the number of outstanding shares subject to such Submitted Bid;

         (d) Each Existing Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate equal to the Winning Bid Rate will continue to hold the shares subject to such Submitted Bid, unless the number of Outstanding Preferred Shares subject to all such Submitted Bids is greater than the number of Preferred Shares ("remaining shares") in excess of the Available Preferred Shares over the number of Preferred Shares accounted for in clauses (b) and (c) above, in which event each Existing Holder with such a Submitted Bid will continue to hold Preferred Shares subject to such Submitted Bid determined on a pro rata basis based on the number of Outstanding Preferred Shares subject to all such Submitted Bids of such Existing Holders; and

         (e) Each Potential Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate equal to the Winning Bid Rate for shares will purchase any Available Preferred Shares not accounted for in clauses (b) through (d) above on a pro rata basis based on the Outstanding Preferred Shares subject to all such Submitted Bids.

         If Sufficient Clearing Bids for Preferred Shares have not been made (unless this results because all Outstanding shares are subject to Submitted Hold Orders):

         (a) Each Existing Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate equal to or lower than the Maximum Rate for shares will continue to hold the Preferred Shares subject to such Submitted Bid;

         (b) Each Potential Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate equal to or lower than the Maximum Rate for shares will purchase the number of Preferred Shares subject to such Submitted Bid; and

         (c) Each Existing Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate higher than the Maximum Rate for shares or a Submitted Sell Order will sell a number of shares subject to such Submitted Bid or Submitted Sell Order determined on a pro rata basis based on the number of Outstanding shares subject to all such Submitted Bids and Submitted Sell Orders.

         If, as a result of the pro rata allocation described in clauses (d) or
(e) of the second preceding paragraph or clause (c) of the next preceding paragraph, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a Preferred Share, the Auction Agent will, in such manner as, in its sole discretion, it will determine, round up or down to the nearest whole share the number of Preferred Shares being sold or purchased on such Auction Date so that the number of shares sold or purchased by each Existing Holder or Potential Holder will be whole shares. If as a result of the pro rata allocation described in clause (e) of the second preceding paragraph, any Potential Holder would be entitled or required to purchase less than a whole Preferred Share, the Auction Agent will, in such manner as, in its sole discretion, it will determine, allocate shares for purchase among Potential Holders so that only whole shares are purchased by any such Potential Holder, even if such allocation results in one or more of such Potential Holders not purchasing Preferred Shares.

Notification Of Results; Settlement

         The Auction Agent will be required to advise each Broker-Dealer that submitted an Order of the Applicable Rate for the next Dividend Period and, if the Order was a Bid or Sell Order, whether such Bid or Sell Order was accepted or rejected, in whole or in part, by telephone by approximately 3:00 p.m., New York City time, on each Auction Date. Each Broker-Dealer that submitted an Order for the account of a customer will then be required to advise such customer of the Applicable Rate for the next Dividend Period and, if such Order was a Bid or a Sell Order, whether such Bid or Sell Order was accepted or rejected, in whole or in part, will be required to confirm purchases and sales with each customer purchasing or selling Preferred Shares as a result of the Auction and will be required to advise each customer purchasing or selling Preferred Shares as a result of the Auction to give instructions to its Agent Member of the Securities Depository to pay the purchase price against delivery of such shares or to deliver such shares against payment therefor, as appropriate. The Auction Agent will be required to record each transfer of Preferred Shares on the registry of Existing Holders to be maintained by the Auction Agent. of Existing Holders to be maintained by the Auction Agent.

         In accordance with the Securities Depository's normal procedures, on the Business Day after the Auction Date, the transactions described above will be executed through the Securities Depository and the accounts of the respective Agent Members at the Securities Depository will be debited and credited and shares delivered as necessary to effect the purchases and sales of Preferred Shares as determined in the Auction. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery through their Agent Members; the Securities Depository will make payment in accordance with its normal procedures, which now provide for payment against delivery by their Agent Members in same-day funds.

         If any Existing Holder selling shares of the Preferred Stock in an Auction fails to deliver such shares, the Broker-Dealer of any person that was to have purchased such shares in such Auction may deliver to such person a number of whole Preferred Shares that is less than the number of shares that otherwise was to be purchased by such person. In such event, the number of shares to be so delivered will be determined by the Broker-Dealer. Delivery of such lesser number of shares will constitute good delivery.

                        DESCRIPTION OF PREFERRED SHARES

         The description of the Preferred Shares contained in this SAI does not purport to be complete and is subject to and qualified in its entirety by reference to the Charter, including the provisions of the Articles Supplementary establishing the Preferred Shares. A copy of the Articles Supplementary is filed as an exhibit to the registration statement of which the prospectus and this SAI are a part and may be inspected, and a copy thereof may be obtained, as described under "Further Information" in the prospectus.

Dividends and Dividend Periods

         Holders of the Preferred Shares will be entitled to receive, when, as and if declared by the Board of Directors, out of funds legally available therefor, cumulative cash dividends on their shares, at the Applicable Rate determined as described under "--Determination of Dividend Rate," payable on the dates set forth below. Dividends so declared and payable will be paid to the extent permitted under the Code, and to the extent available and in preference to and priority over any dividend declared and payable on shares of the Fund's Common Stock.

         By 12:00 noon, New York City time, on each Dividend Payment Date, the Fund is required to deposit with the Paying Agent sufficient funds for the payment of declared dividends. The Fund does not intend to establish any reserves for the payment of dividends.

         Each dividend will be paid by the Paying Agent to the Holder, which Holder is expected to be the nominee of the Securities Depository. The Securities Depository will credit the accounts of the Agent Members of the beneficial owners in accordance with the Securities Depository's normal procedures. The Securities Depository's current procedures provide for it to distribute dividends in same-day funds to Agent Members who are in turn expected to distribute such dividends to the persons for whom they are acting as agents. The Agent Member of a beneficial owner will be responsible for holding or disbursing such payments on the applicable Dividend Payment Date to such beneficial owner in accordance with the instructions of such beneficial owner.

         Holders will not be entitled to any dividends, whether payable in cash, property or shares, in excess of full cumulative dividends except as described under "--Determination of Dividend Rate." No interest will be payable in respect of any dividend payment or payments which may be in arrears. See "--Default Period."

         The amount of dividends per outstanding share payable (if declared) on each Dividend Payment Date of each Dividend Period of less than one year (or in respect of dividends on another date in connection with a redemption during such Dividend Period) shall be computed by multiplying the Applicable Rate (or the Default Rate) for such Dividend Period (or a portion thereof) by a fraction, the numerator of which will be the number of days in such Dividend Period (or portion thereof) such share was outstanding and for which the Applicable Rate or the Default Rate was applicable and the denominator of which will be 360, multiplying the amount so obtained by the liquidation value, and rounding the amount so obtained to the nearest cent. During any Dividend Period of one year or more, the amount of dividends per share payable on any Dividend Payment Date (or in respect of dividends on another date in connection with a redemption during such Dividend Period) will be computed as described in the preceding sentence, except that it will be determined on the basis of a year consisting of twelve 30-day months.

         Determination of Dividend Rate. The dividend rate for the initial Dividend Period (i.e., the period from and including the Date of Original Issue to and including the initial Auction Date) and the initial Auction Date are set forth on the cover page of the prospectus. For each subsequent Dividend Period, subject to certain exceptions, the dividend rate will be the Applicable Rate that the Auction Agent advises the Fund has resulted from an Auction.

         Dividend Periods after the initial Dividend Period will either be Standard Dividend Periods (seven days) or, subject to certain conditions and with notice to Holders, Special Dividend Periods.

         A Special Dividend Period will not be effective unless Sufficient Clearing Bids exist at the Auction in respect of such Special Dividend Period (that is, in general, the number of shares subject to Bids by Potential Beneficial Owners is at least equal to the number of shares subject to Sell Orders by Existing Holders). If Sufficient Clearing Bids do not exist at any Auction in respect of a Special Dividend Period, the Dividend Period commencing on the Business Day succeeding such Auction will be the Standard Dividend Period, and the Holders of Preferred Shares will be required to continue to hold such shares for such Standard Dividend Period.

         Dividends will accumulate at the Applicable Rate from the Date of Original Issue and will be payable on each Dividend Payment Date thereafter. Dividends will be paid through the Securities Depository on each Dividend Payment Date. The Applicable Rate resulting from an Auction will not be greater than the Maximum Rate. The Maximum Rate is subject to upward, but not downward, adjustment in the discretion of the Board of Directors after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund would be in compliance with the Preferred Shares Basic Maintenance Amount.

         The Maximum Rate for the Preferred Shares will apply automatically following an Auction for such shares in which Sufficient Clearing Bids have not been made (other than because all Preferred Shares were subject to Submitted Hold Orders) or following the failure to hold an Auction for any reason on the Auction Date scheduled to occur (except for circumstances in which the Dividend Rate is the Default Rate, as described below). The All Hold Rate will apply automatically following an Auction in which all of the Outstanding Preferred Shares are subject (or are deemed to be subject) to Hold Orders.

         Prior to each Auction, Broker-Dealers will notify Holders of the term of the next succeeding Dividend Period as soon as practicable after the Broker-Dealers have been so advised by the Fund. After each Auction, on the Auction Date, Broker-Dealers will notify Holders of the Applicable Rate for the next succeeding Dividend Period and of the Auction Date of the next succeeding Auction.

         Notification of Dividend Period. The Fund will designate the duration of Dividend Periods of the Preferred Shares; provided, however, that no such designation is necessary for a Standard Dividend Period and that any designation of a Special Dividend Period will be effective only if (i) notice thereof has been given as provided herein, (ii) any failure to pay in the timely manner to the Auction Agent the full amount of any dividend on, or the redemption price of, the Preferred Shares has been cured as set forth under "--Default Period,"
(iii) Sufficient Clearing Bids existed in an Auction held on the Auction Date immediately preceding the first day of such proposed Special Dividend Period,
(iv) if the Fund mailed a notice of redemption with respect to any shares, as described under "--Redemption," the Redemption Price with respect to such shares has been deposited with the Paying Agent, and (v) the Fund has confirmed that, as of the Auction Date next preceding the first day of such Special Dividend Period, it has Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount and has consulted with the Broker-Dealers and has provided notice and a Preferred Shares Basic Maintenance Certificate to each Rating Agency which is then rating the Preferred Shares and so requires.

         If the Fund proposes to designate any Special Dividend Period, not fewer than seven Business Days (or two Business Days in the event the duration of the Special Dividend Period is fewer than eight days) nor more than 30 Business Days prior to the first day of such Special Dividend Period, notice will be (i) made by press release and (ii) communicated by the Fund by telephonic or other means to the Auction Agent and confirmed in writing promptly thereafter. Each such notice will state (A) that the Fund proposes to exercise its option to designate a succeeding Special Dividend Period, specifying the first and last days thereof and (B) that the Fund will, by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such Special Dividend Period, notify the Auction Agent, who will promptly notify the Broker-Dealers, of either (x) its determination, subject to certain conditions, to proceed with such Special Dividend Period, in which case the Fund may specify the terms of any Specific Redemption Provisions, or (y) its determination not to proceed with such Special Dividend Period, in which case the succeeding Dividend Period will be a Standard Dividend Period.

         No later than 3:00 p.m., New York City time, on the second Business Day next preceding the first day of any proposed Special Dividend Period, the Fund will deliver to the Auction Agent, who will promptly deliver to the Broker-Dealers and Existing Holders, either:

                 (i) a notice stating (A) that the Fund has determined to designate the next succeeding Dividend Period as a Special Dividend Period, specifying the first and last days thereof and (B) the terms of the Specific Redemption Provisions, if any; or

                 (ii) a notice stating that the Fund has determined not to exercise its option to designate a Special Dividend Period.

         If the Fund fails to deliver either such notice with respect to any designation of any proposed Special Dividend Period to the Auction Agent or is unable to make the confirmation described above by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such proposed Special Dividend Period, the Fund will be deemed to have delivered a notice to the Auction Agent with respect to such Dividend Period to the effect set forth in clause (ii) above, thereby resulting in a Standard Dividend Period.

         Default Period. A "Default Period" will commence on any date the Fund fails to deposit irrevocably in trust in same-day funds with the Paying Agent by 12:00 noon, New York City time, (A) the full amount of any declared dividend payable on the Dividend Payment Date (a "Dividend Default") or (B) the full amount of any redemption price (the "Redemption Price") payable on the date fixed for redemption (the "Redemption Date") (a "Redemption Default" and, together with a Dividend Default, hereinafter referred to as "Default").

         A Default Period with respect to a Dividend Default or a Redemption Default will end by 12:00 noon, New York City time, on the Business Day on which all unpaid dividends and any unpaid Redemption Price will have been deposited irrevocably in trust in same-day funds with the Paying Agent.

         In the case of a Dividend Default, no Auction will be held during a Default Period and the Applicable Rate for each Dividend Period commencing during a Default Period, will be equal to the Default Rate.

         Each subsequent Dividend Period commencing after the beginning of a Default Period will be a Standard Dividend Period; provided, however, that the commencement of a Default Period will not by itself cause the commencement of a new Dividend Period. No Auction will be held during a Default Period.

         No Default Period with respect to a Dividend Default or Redemption Default will be deemed to commence if the amount of any dividend or any Redemption Price due (if such default is not solely due to the willful failure of the Fund) is deposited irrevocably in trust, in same-day funds with the Paying Agent by 12:00 noon, New York City time, within three Business Days after the applicable Dividend Payment Date or Redemption Date, together with an amount equal to the Default Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 365. The Default Rate will be equal to the Reference Rate multiplied by three.

Restrictions on Dividends, Redemption and Other Payments

         Under the 1940 Act, the Fund may not (i) declare any dividend with respect to the Preferred Shares if, at the time of such declaration (and after giving effect thereto), asset coverage with respect to the Fund's senior securities representing indebtedness, including all outstanding senior indebtedness of the Fund, would be less than 200% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing stock of a closed-end investment company as a condition of declaring dividends on its preferred shares) or (ii) declare any other distribution on the Preferred Shares or purchase or redeem Preferred Shares if, at the time of the declaration (and after giving effect thereto), asset coverage with respect to the Fund's senior securities representing indebtedness would be less than 300% (or such higher percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing stock of a closed-end investment company as a condition of declaring distributions, purchases or redemptions of its capital stock). A declaration of a dividend or other distribution on or purchase or redemption of Preferred Shares is prohibited, unless there is no event of default under indebtedness senior to the Preferred Shares and, immediately after such transaction, the Fund would have Eligible Assets with an aggregated Discounted Value at least equal to the asset coverage requirements under indebtedness senior to the Preferred Shares.

         For so long as Preferred Shares are Outstanding, except as otherwise provided in the Articles Supplementary, the Fund will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, shares of Common Stock or other shares, ranking junior to the Preferred Shares as to dividends or upon liquidation) with respect to shares of Common Stock or any other shares of the Fund ranking junior to the Preferred Shares as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any shares of Common Stock or other shares ranking junior to the Preferred Shares (except by conversion into or exchange for shares of the Fund ranking junior to the Preferred Shares as to dividends and upon liquidation), unless (i) immediately after such transaction, the Fund would have Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount and the 1940 Act Preferred Shares Asset Coverage would be achieved, (ii) all cumulative and unpaid dividends due on or prior to the date of the transaction have been declared and paid in full with respect to the Fund's preferred shares, including the Preferred Shares, and (iii) the Fund has redeemed the full number of shares of preferred stock required to be redeemed by any mandatory provision for redemption including the Preferred Shares required to be redeemed by any provision for mandatory redemption contained in the Articles Supplementary.

         For so long as Preferred Shares are Outstanding, except as set forth in the next sentence, the Fund will not declare, pay or set apart for payment on any class or series of shares of the Fund ranking, as to the payment of dividends, on a parity with the Preferred Shares for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the Preferred Shares through their most recent Dividend Payment Date. When dividends are not paid in full upon the Preferred Shares through their most recent Dividend Payment Date or upon any other class or series of shares ranking on a parity as to the payment of dividends with the Preferred Shares through their most recent Dividend Payment Dates, all dividends declared upon the Preferred Shares and any other such series of shares ranking on a parity as to the payment of dividends with the Preferred Shares will be declared pro rata so that the amount of dividends declared per Preferred Shares and such other class or series of preferred shares will in all cases bear to each other the same ratio that accumulated dividends per Preferred Shares and such other series of preferred shares bear to each other.

Redemption

         Optional Redemption. To the extent permitted under the 1940 Act and Maryland law, the Fund at its option may redeem Preferred Shares having a Dividend Period of one year or less, in whole or in part, on the Dividend Payment Date upon not less than 15 days' and not more than 40 days' prior notice. The optional redemption price per share will be $25,000 per share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the date fixed for redemption. Preferred Shares having a Dividend Period of more than one year are redeemable at the option of the Fund, in whole or in part, prior to the end of the relevant Dividend Period, subject to any Specific Redemption Provisions, which may include the payment of redemption premiums to the extent required under any applicable Specific Redemption Provisions. The Fund will not effect any optional redemption unless after giving effect thereto (i) the Fund has available certain Deposit Securities with maturity or tender dates not later than the day preceding the applicable Redemption Date and having a value not less than the amount (including any applicable premium) due to Holders of Preferred Shares by reason of the redemption of the Preferred Shares on such date fixed for the redemption and (ii) the Fund would have Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount.

         Mandatory Redemption. If the Fund fails as of any Valuation Date to meet the Preferred Shares Basic Maintenance Amount Test or, as of the last Business Day of any month, the 1940 Act Preferred Shares Asset Coverage, and such failure is not cured within five Business Days following the relevant Valuation Date in the case of a failure to meet the Preferred Shares Basic Maintenance Amount Test or the last Business Day of the following month in the case of a failure to meet the 1940 Act Preferred Shares Asset Coverage (each an "Asset Coverage Cure Date"), the Preferred Shares will be subject to mandatory redemption out of funds legally available therefor. The number of Preferred Shares to be redeemed in such circumstances will be equal to the lesser of (A) the minimum number of Preferred Shares the redemption of which, if deemed to have occurred immediately prior to the opening of business on the relevant Asset Coverage Cure Date, would result in the Fund meeting the Preferred Shares Basic Maintenance Amount Test, and the 1940 Act Preferred Shares Asset Coverage, as the case may be, in either case as of the relevant Asset Coverage Cure Date (provided that, if there is no such minimum number of shares the redemption of which would have such result, all Preferred Shares then Outstanding will be redeemed), and (B) the maximum number of Preferred Shares that can be redeemed out of funds expected to be available therefor on the Mandatory Redemption Date at the Mandatory Redemption Price.

         Preferred Shares may be subject to mandatory redemption in accordance with the foregoing redemption provisions notwithstanding the terms of any Specific Redemption Provision.

         The Fund will effect any required mandatory redemption pursuant to: (A) the Preferred Shares Basic Maintenance Amount Test, no later than 30 days after the Fund last met the Preferred Shares Basic Maintenance Amount Test or (B) the 1940 Act Preferred Shares Asset Coverage, no later than 30 days after the Asset Coverage Cure Date (the "Mandatory Redemption Date"), except that if the Fund does not have funds legally available for the redemption of, or is not otherwise legally permitted to redeem, all of the required number of Preferred Shares which are subject to mandatory redemption, or the Fund otherwise is unable to effect such redemption on or prior to such Mandatory Redemption Date, the Fund will redeem those Preferred Shares on the earliest practicable date on which the Fund will have such funds available, upon notice to record owners of the Preferred Shares and the Paying Agent. The Fund's ability to make a mandatory redemption may be limited by the provisions of the 1940 Act or Maryland law.

         The redemption price per share in the event of any mandatory redemption will be $25,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption, plus (in the case of a Dividend Period of more than one year) any redemption premium, if any, determined by the Board of Directors after consultation with the Broker-Dealers and set forth in any applicable Specific Redemption Provisions (the "Mandatory Redemption Price").

         Redemption Procedure. Pursuant to the 1940 Act, the Fund will file a notice of its intention to redeem with the Commission so as to provide at least the minimum notice required by the 1940 Act (notice currently must be filed with the Commission generally at least 30 days prior to the Redemption Date). The Auction Agent will use its reasonable efforts to provide telephonic notice to each Holder of Preferred Shares called for redemption not later than the close of business on the Business Day immediately following the Business Day on which the Auction Agent determines the shares to be redeemed (or, during a Default Period with respect to such shares, not later than the close of business on the Business Day immediately following the day on which the Auction Agent receives notice of redemption from the Fund). Such telephonic notice will be confirmed promptly in writing not later than the close of business on the third Business Day preceding the Redemption Date by providing the notice sent by the Paying Agent to each Holder of Preferred Shares called for redemption, the Paying Agent (if different from the Auction Agent) and the Securities Depository ("Notice of Redemption"). Notice of Redemption will be addressed to the registered owners of Preferred Shares at their addresses appearing on the share records of the Fund. Such notice will set forth (i) the Redemption Date, (ii) the number and identity of the Preferred Shares to be redeemed, (iii) the redemption price (specifying the amount of accumulated dividends to be included therein), (iv) that dividends on the shares to be redeemed will cease to accumulate on such Redemption Date, and (v) the provision under which redemption shall be made.

         If fewer than all of the Preferred Shares are redeemed on any date, the shares to be redeemed on such date will be selected by the Fund on a pro rata basis in proportion to the number of shares held by such Holders, by lot or by such other method as is determined by the Fund to be fair and equitable, subject to the terms of any Specific Redemption Provisions. Preferred Shares may be subject to mandatory redemption notwithstanding the terms of any Specific Redemption Provisions. The Auction Agent will give notice to the Securities Depository, whose nominee will be the Holder of all Preferred Shares, and the Securities Depository will determine the number of shares to be redeemed from the account of the Agent Member of each beneficial owner. Each Agent Member will determine the number of shares to be redeemed from the account of each beneficial owner for which it acts as agent. An Agent Member may select for redemption shares from the accounts of some beneficial owners without selecting for redemption any shares from the accounts of other beneficial owners. Notwithstanding the foregoing, if neither the Securities Depository nor its nominee is Holder of all of the shares, the particular shares to be redeemed will be selected by the Fund by lot, on a pro rata basis or by such other method as the Fund deems fair and equitable, as contemplated above.

         If Notice of Redemption has been given, then upon the deposit of funds sufficient to effect such redemption, all rights of the owners of the shares so called for redemption will cease, except the right of the owners of such shares to receive the redemption price, but without interest, and such shares will no longer be deemed to be outstanding for any purpose. The Fund will be entitled to receive from the Paying Agent, promptly after the date fixed for redemption, any cash deposited with the Paying Agent in excess of (i) the aggregate redemption price of the Preferred Shares called for redemption on such date and (ii) such other amounts, if any, to which Holders of

Preferred Shares called for redemption may be entitled. The Fund will be entitled to receive, from time to time, from the Paying Agent the interest, if any, earned on such funds deposited with the Paying Agent and the owners of shares so redeemed will have no claim to any such interest. Any funds so deposited which are unclaimed two years after such Redemption Date will be paid by the Paying Agent to the Fund upon its request; provided, however, the Paying Agent shall notify all owners of the shares whose funds are unclaimed by placing a notice in The Wall Street Journal concerning the availability of such funds for three consecutive weeks. Thereupon, the Paying Agent will be relieved of all responsibility to the owners of such shares and such owners may look only to the Fund for payment.

         So long as any Preferred Shares are held of record by the nominee of the Securities Depository, the redemption price for such shares will be paid on the Redemption Date to the nominee of the Securities Depository. The Securities Depository's normal procedures provide for it to distribute the amount of the redemption price to Agent Members who, in turn, are expected to distribute such funds to the person for whom they are acting as agent.

         Notwithstanding the provisions for redemption described above, no Preferred Shares may be redeemed at the option of the Fund unless all dividends in arrears on the outstanding Preferred Shares, and all capital stock of the Fund ranking on a parity with the Preferred Shares with respect to the payment of dividends or upon liquidation, have been or are being contemporaneously paid or set aside for payment, except in connection with the liquidation of the Fund in which case all shares of the Preferred Shares and all shares ranking in a parity with the Preferred Shares must receive proportionate amounts.

         Except for the provisions described above, nothing contained in the Charter limits any legal right of the Fund to purchase or otherwise acquire any Preferred Shares outside of an Auction at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such purchase, there is no arrearage in the payment of dividends on or the mandatory or optional redemption price with respect to, any Preferred Shares for which Notice of Redemption has been given and the Fund is in compliance with the 1940 Act Preferred Shares Asset Coverage and has Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount after giving effect to such purchase or acquisition on the date thereof. Any shares which are purchased, redeemed or otherwise acquired by the Fund will have no voting rights. If fewer than all the outstanding Preferred Shares are redeemed or otherwise acquired by the Fund, the Fund will give notice of such transaction to the Auction Agent, in accordance with the procedures agreed upon by the Board of Directors.

Asset Maintenance

         The Fund is required to satisfy two separate asset maintenance requirements in respect of the Preferred Shares: (1) the Fund must maintain assets in its portfolio that have a value, discounted in accordance with the Rating Agency Guidelines, at least equal to the aggregate liquidation preference of the Preferred Shares plus specified liabilities, payment obligations and other amounts; and (2) the Fund must maintain asset coverage for Preferred Shares of at least 200%.

         Preferred Shares Basic Maintenance Amount. The Fund is required to maintain, as of each Valuation Date, Eligible Assets having in the aggregate a Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount, calculated separately for S&P (if S&P is then rating the Preferred Shares) and Moody's (if Moody's is then rating the Preferred Shares). For this purpose, the Market Value of the Fund's portfolio securities is (i) computed based upon one or more pricing services agreements approved by the Board of Directors or (ii) the lower bid price from two independent dealers in securities, one of which bids shall be in writing. If the Fund fails to meet such requirement on any Valuation Date and such failure is not cured by the Asset Coverage Cure Date, the Fund will be required under certain circumstances to redeem certain Preferred Shares.

         The "Preferred Shares Basic Maintenance Amount" as of any Valuation Date is defined as the dollar amount equal to the sum of:

                 (i) (A) the sum of the products resulting from multiplying the number of Outstanding Preferred Shares on such date by the Liquidation Preference per share; (B) the aggregate amount of dividends that will have accumulated at the Applicable Rate (whether or not earned or declared) to and including the first Dividend Payment Date for each Outstanding Preferred Share that follows such Valuation Date (or to the 30th day after such Valuation Date, if such 30/th/ day occurs before the first following Dividend Payment Date); (C) the aggregate amount of dividends that would accumulate at the then current Maximum Rate for the Exposure Period multiplied by the Volatility Factor on any Preferred Shares Outstanding from the first day following the Dividend Payment Date referred to in (B) above through the 30/th/ day after such Valuation Date, but only if such 30th day occurs after the first day following the Dividend Payment Date, except that if such Valuation Date occurs during a Default Period, the dividend for purposes of the calculation would accumulate at the Default Rate; (D) the amount of the current outstanding balances of any indebtedness which is senior to the Preferred Shares plus interest actually accrued together with 30 days additional interest on the current outstanding balances calculated at the current rate; (E) the amount of anticipated Fund expenses for the 90 days subsequent to such Valuation Date; and (F) any current liabilities, including, without limitation, indebtedness due within one year and any redemption premium due with respect to Preferred Shares for which a Notice of Redemption has been given, as of such Valuation Date, to the extent reflected in any of (i)(A) through (i)(E): less

                 (ii) the sum of any cash plus the value of any Fund assets irrevocably deposited by the Fund for payment of any of (i)(B) through
         (i)(D) ("value," for purposes of this clause (ii), means the Discounted Value of the security, except that if the security matures prior to the relevant redemption payment date and is either fully guaranteed by the U.S. Government or is rated P-1 by Moody's and A1 by S&P, it will be valued at its face value).

         Solely for purposes of calculating the Preferred Shares Basic Maintenance Amount, interest on borrowed funds outstanding as of any date will be treated as dividend payments, at a deemed dividend rate equal to the interest rate payable on such funds on the relevant date, but shall be subject to multiplication by the larger of the factors that the Fund has been informed by S&P (if S&P is then rating the Preferred Shares) or Moody's (if Moody's is then rating the Preferred Shares) are applicable (as described in (i)(C) above) only in the event that interest on such borrowed funds is payable on the basis of a variable rate of interest, and the interest rate is subject to change within the relevant 30-day period.

         The Discount Factors, the criteria used to determine whether the assets held in the Fund's portfolio are Eligible Assets, and guidelines for determining the market value of the Fund's portfolio holdings for purposes of determining compliance with the Preferred Shares Basic Maintenance Amount are based on the criteria established in connection with rating the Preferred Shares. These factors include, but are not limited to, the sensitivity of the market value of the relevant asset to changes in interest rates, the liquidity and depth of the market for the relevant asset, the credit quality of the relevant asset (for example, the lower the rating of a debt obligation, the higher the related discount factor) and the frequency with which the relevant asset is marked to market. In no event will the Discounted Value of any asset of the Fund exceed its unpaid principal balance or face amount as of the date of calculation.

         The Discount Factor relating to any asset of the Fund, the Preferred Shares Basic Maintenance Amount, the assets eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio and certain definitions and methods of calculation relating thereto may be changed from time to time by the Fund, without stockholder approval, but only in event that the Fund receives written confirmation from each Rating Agency which is then rating the Preferred Shares and which so requires that any such changes would not impair the "aaa" credit rating from Moody's or the "AAA" credit rating from S&P.

         A Rating Agency's Guidelines will apply to the Preferred Shares only so long as such Rating Agency is rating such shares. The Fund will pay certain fees to Moody's and S&P for rating the Preferred Shares. The ratings assigned to the Preferred Shares are not recommendations to buy, sell or hold Preferred Shares. Such ratings may be subject to revision or withdrawal by the assigning Rating Agency at any time. Any rating of the Preferred Shares should be evaluated independently of any other rating.

         Upon any failure to maintain the required Discounted Value of the Fund's Eligible Assets, the Fund will seek to alter the composition of its portfolio to reattain the Preferred Shares Basic Maintenance Amount on or prior to the Preferred Shares Basic Maintenance Cure Date, thereby incurring additional transaction costs and possible losses and/or gains on dispositions of portfolio securities.

         1940 Act Preferred Shares Asset Coverage. The Fund is also required to maintain, as of the last Business Day on any month in which the Preferred Shares are Outstanding, asset coverage of at least 200% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing shares of a closed-end company as a condition of declaring dividends on its common shares).

If the Fund fails to maintain the 1940 Act Preferred Shares Asset Coverage as of the last Business Day of any month and such failure is not cured as of the related Asset Coverage Cure Date, the Fund will be required to redeem certain Preferred Shares.

         Notices. The Fund must deliver to the Auction Agent and each Rating Agency a Preferred Shares Basic Maintenance Certificate which sets forth a determination of (i) the Market Value of each Eligible Asset owned by the Fund on that date, (ii) the Discounted Value of each such Eligible Asset, (iii) whether the Preferred Shares Basic Maintenance Amount Test is met as of (A) the Date of Original Issue, (B) the last Valuation Date of each month, (C) any date requested by any Rating Agency, (D) a Business Day on or before any Asset Coverage Cure Date relating to the Fund's cure of a failure to meet the Preferred Shares Basic Maintenance Amount Test, and (E) on any day that shares of Common or Preferred Shares are redeemed. Such Preferred Shares Basic Maintenance Certificate shall be delivered in the case of clause (A) above on the Date of Original Issue and in the case of all other clauses above on or before the seventh Business Day after the relevant Valuation Date or Asset Coverage Cure Date.

         The Fund is required to deliver to the Auction Agent, and each Rating Agency a certificate which sets forth a determination of (i) the value (as used in the 1940 Act) of the total assets of the Fund, less all liabilities and (ii) whether the 1940 Act Preferred Shares Asset Coverage is met as of that date (a "1940 Act Preferred Shares Asset Coverage Certificate") as of (A) the Date of Original Issue, (B) the last Valuation Date of each quarter thereafter and (C) a Business Day on or before any Asset Coverage Cure Date relating to the failure to meet the 1940 Act Preferred Shares Asset Coverage. Such 1940 Act Preferred Shares Asset Coverage Certificate shall be delivered in the case of clause (A) above on the Date of Original Issue and in the case of clauses (B) and (C) above on or before the seventh Business Day after the relevant Valuation Date or the Asset Coverage Cure Date.

         Within ten Business Days of the Date of Original Issue, the Fund will deliver to the Auction Agent and each Rating Agency an Auditor's Certificate regarding the accuracy of the calculations made by the Fund in the Preferred Shares Basic Maintenance Certificate and the 1940 Act Preferred Shares Asset Coverage Certificate required to be delivered by the Fund on the Date of Original Issue. Within ten Business Days after delivery of the Preferred Shares Basic Maintenance Certificate and the 1940 Act Preferred Shares Asset Coverage Certificate relating to the last Valuation Date of each fiscal quarter of the Fund, the Fund will deliver to the Auction Agent and each Rating Agency an Auditor's Certificate regarding the accuracy of the calculations made by the Fund in such Certificates and in one other Preferred Shares Basic Maintenance Certificate randomly selected by the Fund's independent auditors during such fiscal quarter. In addition, the Fund will deliver to the persons specified in the preceding sentence an Auditor's Certificate regarding the accuracy of the calculations made by the Fund on each Preferred Shares Basic Maintenance Certificate and 1940 Act Preferred Shares Asset Coverage Certificate delivered in relation to an Asset Coverage Cure Date within ten days after the relevant Asset Coverage Cure Date. If an Auditor's Certificate shows that an error was made in any such report, the calculation or determination made by the Fund's independent auditors will be conclusive and binding on the Fund. The Auditor's Certificate will confirm, based upon the independent auditors review of portfolio data provided by the Fund, (i) the mathematical accuracy of the calculations reflected in the related Preferred Shares Basic Maintenance Amount Certificates and the 1940 Act Preferred Shares Asset Coverage Certificates, and
(ii) that, based upon such calculations, the Fund had, at such Valuation Date, Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount in accordance with the Articles Supplementary.

Voting Rights

         All voting rights (as described in the prospectus under "Description of Preferred Shares--Voting Rights") will not apply with respect to the Preferred Shares if, at or prior to the time when a vote is required, such shares have been (i) redeemed or (ii) called for redemption and sufficient funds have been deposited in trust to effect such redemption.

Liquidation

         In the event of a liquidation, dissolution or winding up of the Fund, whether voluntary or involuntary, the holders of Preferred Shares and any other shares ranking in parity with the Preferred Shares, in preference to the holders of Common Stock, will be entitled to payment, out of the assets of the Fund or the proceeds thereof available for distribution to stockholders after satisfaction of claims of creditors of the Fund, of a liquidation distribution in the amount equal to the Liquidation Preference per share of the Preferred Shares, plus an amount equal to accumulated dividends (whether or not earned or declared but without interest) to the date payment of such distribution is made in full or a sum sufficient for the payment thereof is set apart with the Paying Agent. However, Holders of Preferred Shares will not be entitled to any premium to which such Holder would be entitled to receive upon redemption of such Preferred Shares. After payment of the full amount of such liquidation distribution, the owners of the Preferred Shares will not be entitled to any further participation in any distribution of asset of the Fund.

         If, upon the liquidation, dissolution or winding up of the Fund, whether voluntary or involuntary, the assets of the Fund or proceeds thereof available for distribution to stockholders after satisfaction of claims of creditors of the Fund is insufficient to pay in full the liquidation distribution to which owners of any Preferred Shares are entitled, such assets or the proceeds thereof will be distributed among the owners of the Preferred Shares and any other shares ranking on a parity therewith, ratably.

         In the event of any such liquidation, dissolution or winding up of the Fund, whether voluntary or involuntary, until payment in full is made to the owners of the Preferred Shares of the liquidation distribution to which they are entitled, no dividend or other distribution will be made to the holders of Common Stock and no purchase, redemption or other acquisition for any consideration by the Fund will be made in respect of the Common Stock.

         A consolidation or merger of the Fund with or into any other company or companies, or a sale, lease or exchange of all or substantially all of the assets of the Fund in consideration for the issuance of equity securities of another company, will not be deemed to be a liquidation, dissolution or winding up of the Fund; provided, however, that the consolidation, merger, sale, lease or exchange does not materially adversely affect any designation, right, preference or limitation of the Preferred Shares or any shares issuable in exchange for Preferred Shares in any consolidation or merger.

         To the extent other preferred shares are issued by the Fund, such shares will share equally and on a pro rata basis with the Preferred Shares then Outstanding in connection with any liquidation, dissolution or winding up of the Fund.

Deposit Securities Requirements

         The Fund is obligated to deposit in a segregated custodial account a specified amount of cash, United States Government obligations or short-term money market instruments (collectively, "Deposit Securities") not later than 12:00 noon, New York City time, on each Dividend Payment Date and each Redemption Date relating to the Preferred Shares. These Deposit Securities, in all cases, will have an initial combined value greater than or equal to the cash amounts payable on the applicable dividend payment or Redemption Date, and will mature prior to such date.

Restrictions on Transfer

         Preferred Shares may be transferred only (a) pursuant to an Order placed in an Auction, (b) to or through a Broker-Dealer, or (c) to the Fund or any Affiliate. Notwithstanding the foregoing, a transfer other than pursuant to an Auction will not be effective unless the selling Existing Holder or the Agent Member of such Existing Holder, in the case of an Existing Holder whose shares are listed in its own name on the books of the Auction Agent, or the Broker-Dealer or Agent Member of such Broker-Dealer, in the case of a transfer between persons holding Preferred Shares through different Broker-Dealers, advises the Auction Agent of such transfer. The certificates representing the Preferred Shares issued to the Securities Depository will bear legends with respect to the restrictions described above and stop-transfer instructions will be issued to the Transfer Agent and/or Registrar.

                          MOODY'S AND S&P GUIDELINES

         The descriptions of the Moody's and S&P Guidelines contained in this SAI do not purport to be complete and are subject to and qualified in their entireties by reference to the Articles Supplementary. A copy of the Articles Supplementary is filed as an exhibit to the registration statement of which the prospectus and this SAI are a part and may be inspected, and copies thereof may be obtained, as described under "Further Information" in the prospectus.

         The composition of the Fund's portfolio reflects Rating Agency Guidelines established by Moody's and S&P in connection with the Fund's receipt of a rating of "aaa" and "AAA" from Moody's and S&P, respectively, for the Preferred Shares. These Rating Agency Guidelines relate, among other things, to industry and credit quality characteristics of issuers and specify various discount factors for debt securities (with the level of discount greater as the rating of a security becomes lower). Under the Rating Agency Guidelines, certain types of securities in which the Fund may otherwise invest consistent with its investment strategy are not eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio. Such instruments include, for example, private placements (other than Rule 144A Securities), non-U.S. securities and other securities not within the investment guidelines. Accordingly, although the Fund reserves the right to invest in such securities to the extent set forth herein, they have not and it is anticipated that they will not constitute a significant portion of the Fund's portfolio.

         The Rating Agency Guidelines require that the Fund maintain assets having an aggregate Discounted Value greater than the aggregate liquidation preference of the Preferred Shares plus specified liabilities, payment obligations and other amounts, as of periodic Valuation Dates. The Rating Agency Guidelines also require the Fund to maintain asset coverage for the Preferred Shares on a non-discounted basis of at least 200% as of the end of each month, and the 1940 Act requires such asset coverage as a condition to paying dividends or other distributions on Common Stock. See "Description of Preferred Shares--Asset Maintenance." The Rating Agency Guidelines also impose certain diversification requirements on the Fund's overall portfolio. The Rating Agency Guidelines may cause the Fund to invest in higher quality assets and/or to maintain relatively substantial balances of highly liquid assets or to restrict the Fund's ability to make certain investments that would otherwise be deemed potentially desirable by the Adviser, including private placements of other than Rule 144A Securities, and to limit or delay the Fund's ability to reinvest cash in a rising "high yield" market. The Rating Agency Guidelines are subject to change from time to time with the consent of the relevant rating agency and would not apply if the Fund in the future elected not to use investment leverage consisting of senior securities rated by one or more rating agencies, although other similar arrangements might apply with respect to other senior securities that the Fund may issue.

         The Fund intends to maintain, at specified times, a Discounted Value for its portfolio at least equal to the Preferred Shares Basic Maintenance Amount, the determination of which is as set forth under "Description of Preferred Shares--Asset Maintenance." Moody's and S&P have each established separate guidelines for determining Discounted Value. To the extent any particular portfolio holding does not satisfy the applicable Rating Agency's Guidelines, all or a portion of such holding's value will not be included in the calculation of Discounted Value (as defined by such Rating Agency).

         For purposes of calculating the Discounted Value of the Fund's portfolio under current Rating Agency Guidelines, the fair market value of portfolio securities eligible for consideration under such guidelines ("Moody's Eligible Assets" or "S&P Eligible Assets") must be discounted by certain advance rates set forth below ("Moody's Discount Factor" or "S&P Discount Factor"). The Discounted Value of a portfolio security under the Rating Agency Guidelines is the Market Value thereof, determined as specified by Moody's or S&P, multiplied by the Moody's Discount Factor or the S&P Discount Factor.

         As described by Moody's, an issue of preferred shares which is rated "aaa" is considered to be top quality preferred stock with good asset protection and the least risk of dividend impairment within the universe of preferred shares. As described by S&P, a preferred shares rating of "AAA" indicates strong asset protection, conservative balance sheet ratios and positive indications of continued protection of preferred dividend requirements. A Moody's or S&P credit rating of preferred shares does not address the likelihood that a resale mechanism (the Auction) will be successful.

         Ratings are not recommendations to purchase, hold or sell Preferred Shares, inasmuch as the rating does not comment as to market price or suitability for a particular investor. The rating is based on current information furnished to Moody's and S&P by the Fund and obtained by Moody's and S&P from other sources. The rating may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information.

S&P Guidelines

         S&P issues ratings for various securities reflecting the perceived creditworthiness of such securities. The guidelines described below have been developed by S&P in connection with issuances of asset-backed and similar securities, including debt obligations and money market preferred stocks, generally on a case-by-case basis through discussions with the issuers of these securities. The guidelines are designed to ensure that assets underlying outstanding debt or preferred stock will be sufficiently varied and will be of sufficient quality and amount to justify investment grade ratings. The guidelines do not have the force of law, but have been implemented by the Fund in order to receive the above-described rating for the Preferred Shares, which ratings are generally relied upon by institutional investors in purchasing such securities. In the context of a closed-end investment company such as the Fund, therefore, the guidelines provide a set of tests for portfolio composition and asset coverage that supplement the applicable requirements under the 1940 Act (and may be more or less restrictive), but are the sole determinants in the rating of a security. Consequently, in order to maintain (1) the ratings described above from S&P with respect to the Preferred Shares and (2) compliance with the 1940 Act, the Fund, with respect to each of its investments, adheres to the requirements of the S&P guidelines or the 1940 Act, whichever is more restrictive. Ratings issued by S&P do not eliminate or mitigate the risks of investing in the Fund's securities.

         Under the S&P guidelines, the Fund is required to maintain specified discounted asset values for its portfolio representing the Preferred Shares Basic Maintenance Amount (as defined above). To the extent any particular portfolio holding does not meet the applicable guidelines, it is not included for purposes of calculating the Discounted Value of the Fund's portfolio, and, among the requirements, the amount of such assets included in the portfolio at any time, if any, may vary depending upon the credit quality (and related Discounted Value) of the Fund's Eligible Assets at such time.

         The Preferred Shares Basic Maintenance Amount includes the sum of (1) $25,000 times the number of Preferred Shares then outstanding and (2) certain accrued and projected payment obligations of the Fund. Upon any failure to maintain the required Discounted Value, the Fund would seek to alter the composition of its portfolio to reestablish required asset coverage within the specified eight Business Day cure period, thereby incurring additional transaction costs and possible losses and/or gains on dispositions of portfolio securities. To the extent any such failure is not cured in a timely manner, the holders of the Preferred Shares will acquire certain rights. See "Description of Preferred Shares--Asset Maintenance." "Business Day," as used in the prospectus and this SAI, means each Monday, Tuesday, Wednesday, Thursday and Friday that is a day on which the New York Stock Exchange is open for trading and that is not a day on which banks in New York City are authorized or required by law or executive order to close.

         Under S&P guidelines, corporate debt obligations are not included in the calculation of the Discounted Value of the Fund's portfolio unless they, among other requirements, (1) are not subject to extended settlement, (2) are rated CCC- (senior) or higher by S&P or unrated by S&P subject to a 10% maximum and (3) are not in default. In addition, portfolio holdings must meet the requirements of either S&P Diversity I or S&P Diversity II in order to be included in S&P Eligible Assets:

         (i) "S&P Diversity I" means that the portfolio meets the following requirements:

                (a) The sum of the top 3 issuers will qualify as S&P Eligible Assets only up to an aggregate maximum of 25% of total assets, each of the top 3 issuers will qualify as S&P Eligible Assets only up to an aggregate maximum of 10% of total assets, the remaining issuers will qualify as S&P Eligible Assets only up to an aggregate maximum of 5% of total assets.

                (b) The sum of the top 2 industries will qualify as S&P Eligible Assets only up to an aggregate maximum of 30% of total assets, each of the top 2 industries will qualify as S&P Eligible Assets only up to an aggregate maximum of 20% of total assets, the remaining industries will qualify as S&P Eligible Assets only up to an aggregate maximum of 10% of total assets.

                (c) The sum of warrants and equity will qualify as S&P Eligible Assets only up to an aggregate maximum of 7% of total assets.

                (d) Preferred stock will qualify as S&P Eligible Assets only up to aggregate maximum of 5% of total assets.

                (e) Warrants will qualify as S&P Eligible Assets only up to an aggregate maximum of 5% of total assets. Warrants qualify as S&P Eligible Assets only if they are not part of a bankruptcy or litigation and have a life of longer than one year.

                (f)    All S&P Eligible Assets must be U.S. Dollar denominated.

                (g) Emerging Market securities will qualify as S&P Eligible Assets only up to an aggregate maximum of 5% of total assets.

                (h) Bank Loans will qualify as S&P Eligible Assets only up to an aggregate maximum of 10% of total assets.

         (ii) S&P Diversity II means that the portfolio meets the following requirements:

                (a) The sum of the top 3 issuers will qualify as S&P Eligible Assets only up to an aggregate maximum of 15% of the total assets, each of the top 3 issuers will qualify as S&P Eligible Assets only up to an aggregate maximum of 5% of total assets, the remaining issuers will qualify as S&P Eligible Assets only up to an aggregate maximum of 3% of total assets.

                (b) The sum of the top 2 industries will qualify as S&P Eligible Assets only up to an aggregate maximum of 20% of total assets, each of the top 2 industries will qualify as S&P Eligible Assets only up to an aggregate maximum of 10% of total assets, the remaining industries will qualify as S&P Eligible Assets only up to an aggregate maximum of 5% of total assets.

                (c) The sum of warrants and equity will qualify as S&P Eligible Assets only up to an aggregate maximum of 5% of total assets.

                (d) Preferred stock will qualify as S&P Eligible Assets only up to an aggregate maximum of 5% of total assets.

                (e) Warrants will qualify as S&P Eligible Assets only up to an aggregate maximum of 5% total assets. Warrants qualify as S&P Eligible Assets only if they are not part of a bankruptcy or litigation and have a life of longer than one year.

                (f)    All S&P Eligible Assets must be U.S. Dollar denominated.

                (g) Emerging Market securities will qualify as S&P Eligible Assets only up to an aggregate maximum of 5% of total assets.

                (h) Bank Loans will qualify as S&P Eligible Assets only up to an aggregate maximum of 10% of total assets.

         See the Articles Supplementary for further information on and description of the S&P Guidelines and S&P Eligible Assets.

Moody's Guidelines

         For purposes of calculating the Discounted Value of the Fund's portfolio under current Moody's guidelines, the fair market value of portfolio securities eligible for consideration under such guidelines ("Moody's Eligible Assets") must be discounted by certain discount factors set forth below ("Moody's Discount Factors"). The Discounted Value of a portfolio security under Moody's guidelines is the Market Value thereof, determined as specified by Moody's, divided by the Moody's Discount Factor. The Moody's Discount Factor with respect to securities other than those described below will be the percentage provided in writing by Moody's.

         Corporate Debt Securities. Under current Moody's guidelines, portfolio securities that are corporate debt securities will be Moody's Eligible Assets included in the calculation of the Discounted Value of the Fund's portfolio if
(a) such securities are rated Caa or higher by Moody's; (b) such securities provide for the periodic payment of interest in cash in U.S. dollars; (c) for securities which provide for conversion or exchange into equity capital at some time over their lives, the issuer is rated at least Caa by Moody's and the discount factor is 225%; (d) for debt securities rated Caa and below, no more than 10% of the original amount of such issue constitutes Moody's Eligible Assets; (e) such securities have been registered under the Securities Act of 1933, as amended (the "Securities Act") or are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule

144A under the Securities Act as determined by the Adviser acting subject to the supervision of the Fund's Board of Directors; and (f) such securities are not subject to extended settlement.

         The Discounted Value of any Moody's Eligible Asset that is a corporate debt security is the percentage determined by reference to the rating on such asset (which percentage is based upon the Exposure Period) with reference to the remaining term to maturity of such assets, in accordance with the table set forth below:

                           Moody's Discount Factors

                           Corporate Debt Securities

Maturity of Collateral               Rating Category
----------------------               ---------------

                                                                                                     Equity &
Asset         Aaa         Aa         A           Baa       Ba          B*     Caa        Unrated*    Below Caa
-----         ---         --         -           ---       --          -      ---        -------     ---------
1   Year      109%        112%       115%        118%      119%       125%    205%       225%        225%
2   Years     115         118        122         125       127        133     205        225         225
3   Years     120         123        127         131       133        140     205        225         225
4   Years     126         129        133         138       140        147     205        225         225
5   Years     132         135        139         144       146        154     205        225         225
7   Years     139         143        147         152       156        164     205        225         225
10  Years     145         150        155         160       164        173     205        225         225
15  Years     150         155        160         165       170        180     205        225         225
20  Years     150         155        160         165       170        190     205        225         225
30  Years     150         155        160         165       170        191     205        225         225

____________

    * Unrated securities are limited to 10% of discounted eligible assets. If a security is unrated by Moody's * but is rated by S&P, a rating two numeric ratings below the S&P rating will be used, e.g., where the S&P rating is AAA, a Moody's rating of Aa2 will be used; where the S&P rating is AA+ a Moody's rating of Aa3 will be used. If a security is unrated by either Moody's or S&P, the Fund will use the percentage set forth under "Unrated" in this table. In order to merit consideration as an eligible asset, unrated debt securities should be issued by entities which: (i) have not filed for bankruptcy within the past three years,
         (ii) are current on all principal and interest in their fixed - income obligations, (iii) are current on all preferred stock dividends, and
         (iv) possess a current, unqualified auditor's report without qualified, explanatory language. Unrated entities not satisfying all of the above requirements where applicable, will be subject to a discount factor of 225%.

         The Moody's guidelines impose minimum issue size, issuer and industry diversification and other requirements for purposes of determining Moody's Eligible Assets. Specifically, portfolio holdings as described below must be within the following diversification and issue size requirements in order to constitute Moody's Eligible Assets includable within the calculation of Discounted Value:

Asset                   Maximum Single Issuer         Maximum Single Industry          Minimum Issue Size
Ratings (1)                 (%) (2) (3)                     (%) (3) (4)                ($ in millions) (6)
-----------                 -----------                     -----------                -------------------
"aaa", Aaa                      100%                           100%                             $100
"aa", Aa                         20                             60                               100
"a", A                           10                             40                               100
"baa", Baa                        6                             20                               100
Ba                                4                             12                                50 (5)
B1-B2                             3                              8                                50 (5)
B3 or below                       2                              5                                50 (5)

         See accompanying notes.

____________

(1)   Refers to the preferred stock and senior debt rating of collateral.

(2) Companies subject to common ownership of 25% or more are considered as one name.

(3) Percentages represent a portion of the aggregate Market Value of corporate securities.

(4) Industries are determined according to Moody's Industry Classifications, as defined in this SAI.

(5) Collateral bonds from issues ranging from $50 million to $100 million are limited to 20% of the collateral pool.

(6)   Except for preferred stock, which has a minimum issue size of $50 million.

         The effect of the foregoing discount factors may be to cause the Fund to invest in higher rated securities than it would if it were not required to maintain specific asset coverage on a discounted basis. This may have the effect of reducing the yield on the portfolio. See "Risk Factors" in the prospectus.

         Preferred Stock. Under current Moody's guidelines, portfolio securities that are preferred stocks will be Moody's Eligible Assets included in the calculation of Discounted Value of the Fund's portfolio if (a) dividends on such preferred stock are cumulative, (b) such securities provide for the periodic payment of dividends thereon in cash in U.S. dollars and do not provide for conversion or exchange into, or have warrants attached entitling the holder to receive, equity capital at any time over the respective lives of such securities, (c) the issuer of such a preferred stock has common stock listed on either the New York Stock Exchange or the American Stock Exchange, (d) the issuer of such a preferred stock has a senior debt rating from Moody's of Baa1 or higher or a preferred stock rating from Moody's of "baa3" or higher and (e) such preferred stock has paid consistent cash dividends in U.S. dollars over the last three years or has a minimum rating of "a1" (if the issuer of such preferred stock has other preferred issues Outstanding that have been paying dividends consistently for the last three years, then a preferred stock without such a dividend history also would be eligible). In addition, the preferred stocks must have the following diversification requirements: (x) the preferred stock issue must be greater than $50 million and (y) the minimum holding by the Fund of each issue of preferred stock is $500,000 and the maximum holding of preferred stock of each issue is $5 million. In addition, preferred stocks issued by transportation companies will not be considered as Moody's Eligible Assets.

         The Moody's Discount Factor for Moody's Eligible Assets that are preferred stock are (a) 146% for utility preferred stocks, (b) 178% for industrial/financial preferred stocks and (c) 350% for auction rate preferred stocks.

         Other Moody's Eligible Assets. In addition to corporate debt securities and preferred stocks which satisfy the above requirements, Moody's Eligible Assets also include the following:

                 (i) cash (including, for this purpose, interest and dividends due on assets rated (A) Baa3 or higher by Moody's if the payment date is within five Business Days of the date on which the value of the portfolio is being determined for purposes of determining compliance with Moody's or S&P's investment guidelines (a "Valuation Date"), (B) A2 or higher if the payment date is within thirty days of the Valuation Date, and (C) A1 or higher if the payment date is within the Exposure Period and receivables for Moody's Eligible Assets sold if the receivable is due within five Business Days of the Valuation Date, and if the trades which generated such receivables are (x) settled through clearing house firms with respect to which the Fund has received prior written authorization from Moody's or (y) (1) with counterparties having a Moody's long-term debt rating of at least Baa3 or (2) with counterparties having a Moody's short-term money market instrument rating of at least P-1;

                 (ii) short-term money market instruments (as defined by Moody's), so long as (A) such securities are rated at least P-1, (B) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least A2, or (C) in all other cases, the supporting entity (1) is rated A2 and the security matures within one month, (2) is rated A1 and the security matures within three months, or
         (3) is rated at least Aa3 and the security matures within six months; provided, however, that for purposes of this definition, such instruments (other than commercial paper rated by S&P and not rated by Moody's) need not meet any otherwise applicable S&P rating criteria;

                  (iii) U.S. Treasury Securities and Treasury Strips (as defined by Moody's); and

                  (iv) Loans (as defined by Moody's), provided, that the Loans will qualify as Moody's Eligible Assets only up to a maximum of 10% of the Fund total assets.

         A Moody's Discount Factor of 100% will be applied to cash. The Moody's Discount Factor applied to Moody's Eligible Assets that are short term money instruments (as defined by Moody's) will be (a) 100%, so long as portfolio securities mature or have a demand feature at par exercisable within the Exposure Period, (b) 115%, so long as such portfolio securities mature or have a demand feature at par not exercisable within the Exposure Period, and (c) 125%, if such securities are not rated by Moody's, so long as such portfolio securities are rated at least A-1+/AA by S&P and mature or have a demand feature at par exercisable within the Exposure Period.

         The Moody's Discount Factors for Moody's Eligible Assets that are U.S. Treasury Securities and U.S. Treasury Strips are as follows:

                                                   U.S. Treasury Securities:            U.S. Treasury Strips:
Remaining Term to Maturity                              Discount Factor                    Discount Factor
--------------------------                              ---------------                    ---------------
1 year or less.                                               107%                               107%
2 years or less (but longer than 1 year)                      113                                114
3 years or less (but longer than 2 years)                     118                                120
4 years or less (but longer than 3 years)                     123                                127
5 years or less (but longer than 4 years)                     128                                133
7 years or less (but longer than 5 years)                     135                                145
10 years or less (but longer than 7 years)                    141                                159
15 years or less (but longer than 10 years)                   146                                184
20 years or less (but longer than 15 years)                   154                                211
30 years or less (but longer than 20 years)                   154                                236

         The Moody's Advance Rate for Moody's Eligible Assets that are senior bank loans is the percentage specified below for each Moody's Asset Category opposite its name:

    Moody's Asset Category         Advance Rate
    ----------------------         ------------
              A                        84.5%
              B                          73
              C                          62
              D                          45

         Moody's Asset Category means the following five categories (and, for purposes of this categorization, the Market Value Price of a Moody's Eligible Asset trading at par is equal to $1.00):

                 (i) Moody's Asset Category A means Performing Senior Loans which have a Market Value Price or an Approved Price greater than or equal to $0.90.

                 (ii) Moody's Asset Category B means: (A) Performing Senior Loans which have a Market Value Price or an Approved Price of greater than or equal to $0.80 but less than $0.90; and (B) non-Performing Senior Loans which have a Market Value Price or an Approved Price greater than or equal to $0.85.

                 (iii) Moody's Asset Category C means: (A) Performing Senior Loans which have a Market Value Price or an Approved Price greater than or equal to $0.70 but less than $0.80; and (B) non-Performing Senior Loans which have a Market Value Price or an Approved Price greater than or equal to $0.75 but less than $0.85.

                 (iv) Moody's Asset Category D means Senior Loans which have a Market Value Price or an Approved Price less than $0.75.

         Notwithstanding any other provision contained above, for purposes of determining whether a Moody's Eligible Asset falls within a specific Moody's Asset Category, to the extent that any Moody's Eligible Asset would fall in more than one of the Moody's Asset Categories, such Moody's Eligible Asset shall be deemed to fall into the Moody's Asset Category with the highest applicable Moody's Advance Rate.

         See the Articles Supplementary of the Fund for further detail on the above Moody's Rating Agency Guidelines and for a description of Moody's Eligible Assets.

         The foregoing Rating Agency Guidelines are subject to change from time to time. The Fund may, but it is not required to, adopt any such change. Nationally recognized rating agencies other than S&P and Moody's also from time to time may rate the Preferred Shares; any nationally recognized rating agency providing a rating for the Preferred Shares may, at any time, change or withdraw any such rating.

Certain Other Rating Agency Restrictions

         For so long as any Preferred Shares are Outstanding and any Rating Agency so requires, the Fund will not, unless it has received written confirmation from such Rating Agency that any such action would not impair the rating then assigned by such Rating Agency to the Preferred Shares, engage in any one or more of the following transactions:

         (i) purchase or sell futures contracts or options thereon with respect to portfolio securities or write unsecured put or uncovered call options on portfolio securities, engage in options transactions involving cross-hedging, or enter into any swap transactions;

         (ii) except in connection with a refinancing of the Preferred Shares, issue any class or series of stock or additional shares of any class or series of stock ranking prior to or on parity with the Preferred Shares or reissue any Preferred Shares previously purchased or redeemed by the Fund;

         (iii) engage in any short sales of securities;

         (iv)  lend portfolio securities;

         (v)   merge or consolidate into or with any other corporation; or

         (vi) change the Pricing Service to a service other than an Approved Pricing Service.

                               FEDERAL TAXATION

         The following is only a summary of certain U.S. federal income tax considerations generally affecting the Fund and its stockholders. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its stockholders, and the following discussion is not intended as a substitute for careful tax planning. Stockholders should consult with their own tax advisers regarding the specific federal, state, local, foreign and other tax consequences of investing in the Fund.

Qualification as a Regulated Investment Company

         The Fund has elected each year to be taxed as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Fund generally is not subject to federal income tax on the portion of its investment company taxable income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses, and net short-term capital gains in excess of long-term capital losses) and net capital gain (i.e., the excess of net long-term capital gains over the sum of net short-term capital losses and capital loss carryovers from prior years) that it distributes to stockholders, provided that it distributes at least 90% of its investment company taxable income for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.

         In addition to satisfying the Distribution Requirement and an asset diversification requirement discussed below, a regulated investment company must derive at least 90% of its gross income for each taxable year from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies and other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.

         In general, gain or loss recognized by the Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by the Fund at a market discount (generally at a price less than its principal amount) other than at the original issue will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation.

         In general, investments by the Fund in zero coupon or other original issue discount securities will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the "original issue discount") each year that the Fund holds the securities, even though the Fund receives no cash interest payments. This income is included in determining the amount of income which the Fund must distribute to maintain its status as a regulated investment company and to avoid federal income and excise taxes.

         In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of any such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of any such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

         Upon any failure to meet the asset coverage requirements of the 1940 Act, the Fund will be required (i) to suspend distributions to stockholders, and
(ii) under certain circumstances to partially redeem the Preferred Shares in order to maintain or restore the requisite asset coverage, either of which could prevent the Fund from making distributions required to qualify as a regulated investment company for U.S. federal income tax purposes and avoiding the excise taxes discussed below. Depending on the size of the Fund's assets relative to its outstanding senior securities, redemption under certain circumstances of the Preferred Shares might restore asset coverage. If asset coverage were restored, the Fund would again be able to pay dividends and depending on the circumstances, could requalify or avoid disqualification as a regulated investment company and avoid the excise taxes discussed below.

         Certain of the Fund's investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain deductions or losses, or accelerate certain income or gains, of the Fund, affect the holding period of securities held by the Fund and alter the character of the gains or losses realized by the Fund. These provision may also require the Fund to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to satisfy the requirements for maintaining regulated investment company status and for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

         If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to stockholders, and such distributions will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate stockholders.

Excise Tax on Regulated Investment Companies

         A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to the sum of (1) 98% of its ordinary taxable income for the calendar year, (2)

98% of its capital gain net income (i.e., capital gains in excess of capital losses) for the one-year period ended on October 31 of such calendar year, and
(3) any ordinary taxable income and capital gain net income for previous years that was not distributed or taxed to the regulated investment company during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxed to stockholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Distributions

         The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to stockholders as ordinary income. If a portion of the Fund's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund to corporate stockholders may be eligible for the corporate dividends received deduction.

         The Fund may either retain or distribute to stockholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it generally will be taxable to individual stockholders at a maximum federal tax rate of 20%. Distributions are subject to these capital gains rates regardless of the length of time the stockholder has held his or her shares. Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the applicable corporate tax rate. In such event, it is expected that the Fund also will elect to treat such gain as having been distributed to stockholders. As a result, each stockholder will be required to report his or her pro rata share of such gain on his or her tax return as long-term capital gain, will be entitled to claim a tax credit for his or her pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his or her shares by an amount equal to the deemed distribution less the tax credit.

         Distributions by the Fund in excess of the Fund's earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the stockholder's tax basis in his or her shares; any such return of capital distributions in excess of the stockholder's tax basis will be treated as gain from the sale of his or her shares, as discussed below.

         Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund. If the NAV at the time a stockholder purchases shares of the Fund reflects undistributed income or gain, distributions of such amounts will be taxable to the stockholder in the manner described above, even though such distributions economically constitute a return of capital to the stockholder.

         The Fund will designate distributions made with respect to each class of its stock as consisting of particular types of income (such as ordinary income and net capital gain) in accordance with such class' proportionate share of the total dividends to be paid to all such classes.

Sale of Shares

         A stockholder generally will recognize gain or loss on the sale or exchange of shares of the Fund in an amount equal to the difference between the proceeds of the sale and the stockholder's adjusted tax basis in the shares. In general, any such gain or loss will be considered capital gain or loss if the shares are held as capital assets, and gain or loss will be long-term or short-term, depending upon the stockholder's holding period for the shares. Generally, a stockholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. However, any capital loss arising from the sale of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received by the stockholder (or credited to the stockholder as an undistributed capital gain) with respect to such shares. Also, any loss realized on a sale or exchange of shares will be disallowed to the extent the shares disposed of are replaced with other substantially identical shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such case, the tax basis of the acquired shares will be adjusted to reflect the disallowed loss.

Backup Withholding

         If a stockholder fails to furnish a correct taxpayer identification number, fails to report fully dividend or interest income, or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to "backup withholding," the stockholder may be subject to a 31% "backup withholding" tax with respect to (1) taxable dividends and distributions and (2) the proceeds of any sales or repurchases of Preferred Shares. An individual's taxpayer identification number is generally his or her social security number. Corporate stockholders and other stockholders specified in the Code or the Treasury regulations promulgated thereunder may be exempt from backup withholding. Backup withholding is not an additional tax and may be credited against a taxpayer's federal income tax liability.

Foreign Stockholders

         U.S. taxation of a stockholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (each as defined for U.S. federal income tax purposes and each a "foreign stockholder") depends, in part, on whether the stockholder's income from the Fund is "effectively connected" with a U.S. trade or business carried on by such stockholder.

         If a foreign stockholder's income from the Fund is not effectively connected with a U.S. trade or business carried on by such foreign stockholder, distributions of investment company taxable income generally will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate). Such a foreign stockholder would generally be exempt from U.S. federal income tax on gains realized on the sale or exchange of shares of the Fund, capital gain dividends, and amounts retained by the Fund that are designated as undistributed capital gains.

         If a foreign stockholder's income from the Fund is effectively connected with a U.S. trade or business carried on by such foreign stockholder, then distributions of investment company taxable income, capital gain dividends, amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund generally will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations, as the case may be. Such stockholders that are classified as corporations for U.S. tax purposes also may be subject to a branch profits tax.

         In the case of foreign noncorporate stockholders, the Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such stockholders furnish the Fund with proper notification of their foreign status. See "Backup Withholding."

         The tax consequences to a foreign stockholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign stockholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

Effect of Future Legislation; Other Tax Considerations

         The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions and considerations discussed herein.

         Income received by the Fund from foreign sources may be subject to withholding and other taxes imposed by foreign jurisdictions, absent treaty relief. Distributions to stockholders also may be subject to state, local and foreign taxes, depending upon each stockholder's particular situation. Stockholders are urged to consult their tax advisers as to the particular consequences to them of an investment in the Fund.

                      PERFORMANCE DATA AND INDEX RETURNS

         From time to time, advertisements and other sales materials for the Fund may include information concerning the historical performance of the Fund. Any such information may include trading volume of the Fund's shares, annual total return, aggregate total return, distribution rate, average compounded distribution rates and yields of the Fund for specified periods of time, and diversification statistics. Such information may also include rankings, ratings and other information from independent organizations such as Lipper Analytical Services, Inc. ("Lipper"), Morningstar, Inc. ("Morningstar"), Value Line, Inc. ("Value Line"), CDA Technology, Inc. ("CDA") or other industry publications. These rankings will typically compare the Fund to all closed-end funds, to other high-yield funds and/or also to taxable closed-end fixed income funds. Any such use of rankings and ratings in advertisements and sales literature will conform with the guidelines of the NASD approved by the Commission on July 13, 1994. Ranking comparisons and ratings should not be considered representative of the Fund's relative performance for any future period.

         Reports and promotional literature may also contain the following information: (i) number of stockholders; (ii) average account size; (iii) identification of street and registered account holdings; (iv) lists or statistics of certain of the Fund's holdings including, but not limited to, portfolio composition, sector weightings, portfolio turnover rates, number of holdings, average market capitalization and modern portfolio theory statistics alone or in comparison with itself (over time) and with its peers and industry group; (v) public information about the assets class; and (vi) discussions concerning coverage of the Fund by analysts.

         In addition, reports and promotional literature may contain information concerning the Adviser, the portfolio managers or affiliates of the Fund including (i) performance rankings of other funds managed by the Adviser, or the individuals employed by the Adviser who exercise responsibility for the day-to-day management of the Fund, including rankings and ratings of investment companies published by Lipper, Morningstar, Value Line, CDA, or other rating services, companies, publications or other persons who rank or rate investment companies or other investment products on overall performance or other criteria;
(ii) lists of clients, the number of clients, or assets under management; (iii) the past performance of the Adviser; (iv) the past performance of other accounts managed by the Adviser; and (v) quotes from a portfolio manager of the Fund or industry specialists.

         The Fund may compare the frequency of its reset period to the frequency which LIBOR changes. Further, the Fund may compare its yield to (i) LIBOR, (ii) the federal funds rate, (iii) the prime rate, quoted daily in The Wall Street
                                                              ---------------
Journal as the base rate on corporate loans at large U.S. money center
-------
commercial banks, (iv) one or more averages compiled by Donoghue's Money Fund Report, a widely recognized independent publication that monitors the performance of money market mutual funds, (v) the average yield reported by the Bank Rate Monitor National Index for money market deposit accounts offered by the 100 leading banks and thrift institutions in the ten largest standard metropolitan statistical areas, (vi) yield data published by Lipper, or (vii) the yield on an investment in 90-day Treasury bills on a rolling basis, assuming quarterly compounding. Further, the Fund may compare such other yield data described above to each other. The Fund may also compare its total return, NAV stability and yield to other fixed income investments (such as Certificates of Deposit), open-end mutual funds and Unit Investment Trusts. As with yield and total return calculations, yield comparisons should not be considered representative of the Fund's yield or relative performance for any future period.

         The Fund may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives.

Performance Data

         The Fund may quote annual total return and aggregate total return performance data. Total return quotations for the specified periods will be computed by finding the rate of return (based on net investment income and any capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the value of such investment at the end of the period. On occasion, the Fund may quote total return calculations published by Lipper or Morningstar, widely recognized independent publications that monitors the performance of both open-end and closed-end investment companies.

         The Fund's distribution rate is calculated on a monthly basis by annualizing the dividend declared in the month and dividing the resulting annualized dividend amount by the Fund's corresponding month-end NAV (in the case of NAV) or the last reported market price (in the case of market value). The distribution rate is based solely on the actual dividends and distributions, which are made at the discretion of management. The distribution rate may or may not include all investment income, and ordinarily will not include capital gains or losses, if any.

         Total return and distribution rate and compounded distribution rate figures utilized by the Fund are based on historical performance and are not intended to indicate future performance. Distribution rate, compounded distribution rate and NAV per share can be expected to fluctuate over time. Total return will vary depending on market conditions and securities comprising the Fund's portfolio, the Fund's operating expenses and the amount of net realized and unrealized capital gains or losses during the period.

Historical Performance and Index Returns

         The following chart compares the historical total return investment performance of the Fund for the 12-month periods indicated relative to the percentage changes in the Credit Suisse First Boston Domestic + High Yield Index(TM) (the "Domestic + Index")(for 1999 and 2000 only), and the Credit Suisse First Boston Global High Yield Index(TM) (the "Global Index"). The total return investment performance of the Fund means the sum of (i) the change in the net asset value per share of the Fund's Common Stock during the period, (ii) the value of the cash distributions per share of Common Stock accumulated to the end of the period, and (iii) the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of the period. For this purpose, the value of distributions per share of realized capital gains, of dividends per share paid from investment income, and of capital gains taxes paid or payable on undistributed realized long-term capital gains will be treated as reinvested in shares of the Fund's Common Stock at the net asset value per share in effect at the close of business on the record date for the payment of such dividends and distributions and the date on which provision is made for such taxes, after giving effect to such dividends, distributions and taxes. The calculation of the index returns reflects cash distributions having an ex-dividend date occurring within the period made by the companies whose securities comprise the indexes. While neither the indexes nor the net asset value per share of the Fund reflect the reinvestment of dividends and distributions, management of the Fund believes the indexes provide a reasonable comparison for measuring the Fund's performance. It is important to remember that past performance is no guarantee of future results.

                                         Total Return (%) for the 12 Months Ended December 31,

                    2000      1999  1998     1997     1996   1995    1994    1993      1992   1991    1990    1989
                    ----      ----  ----     ----     ----   ----    ----    ----      ----   ----    ----    ----
The Fund            (14.48)   2.56  (3.19)   15.44   20.40   10.68    0.72   20.27    18.78   36.71   (0.87)  3.72
Global Index         (5.21)   3.28   0.58    12.63   12.42   17.38   (0.97)  18.91    16.66   43.75   (6.38)  0.38
Domestic + Index     (6.19)   2.26      -        -       -       -       -       -        -       -       -      -

         The Domestic + Index did not exist prior to 1999. Effective January 1, 2000, the Fund adopted the Index as a benchmark measure of investment performance, following shareholder approval of the change from the Global Index. The Global Index was named the CSFB High Yield Index prior to 2000. The indexes are calculated daily and published monthly by Credit Suisse First Boston Corporation High Yield Research, which may rebalance or reweight the indexes every year to match the industry and rating breakdown of the universe of the high-yield public debt market.

         A.     Domestic + Index Overview

         The Domestic + Index is an unmanaged, trader priced portfolio constructed to mirror the high yield debt market (revisions to the Index are effected monthly). The inception of the Index was January 1999, and there is no historical data prior to the inception date. The Index has several modules representing different sectors of the high yield market, including a cash paying module, a zerofix module, a pay-in-kind module, and a defaulted module. The Domestic + Index is divided into other categories including industry, rating, seniority, liquidity, market value, security price range, yield range and other sector divisions. There are a total of approximately 250 sorts which can be generated by the Domestic + Index.

         The Domestic + Index is priced and run weekly. Monthly returns, however, are typically used for performance attribution.

Revision Rules:

         The Index includes all fixed income, non-convertible, U.S. dollar denominated securities meeting the following inclusion criteria.

         Inclusion Criteria:

         Issues rated BB and below by either rating agency, Moody's or S&P (Split BBB rated securities are also included).

         New issues (public and private "Registered 144A") with par amounts greater than $75 million are automatically added to the Index at the time of issuance. There is a maximum of two issues per issuer added to the Index. If an issuer has additional outstanding issues greater than $500 million in size, these securities will be included in the Global Index.

         Preferred issues with par amounts greater than $75 million are automatically added to the Index as the time of issuance. There is no more than one preferred issue of any one issuer.

         Foreign issues (emerging market debt) is excluded from this Index.

         Fallen angels with market values greater than $75 million are added to the Index two months after being down-graded.

         If the security falls into the Split BBB rating category (investment grade rating by one agency and high yield rating by another agency) for any of the inclusion criteria mentioned above, the security has to have a market value greater than $125 million.

         Defaulted issues are included into this module 30 days after a company misses an interest and/or principal payment and defaults on its obligation, or when one or both rating agencies (Moody's and/or S&P) issue a "D" rating on an issue.

         Exclusion Criteria:

         Called, retired, exchanged or upgraded issues from the high yield market are deleted from the Index at the end of the month in which the event took place;

         Defaulted issues are deleted from the Index when the market value of the issue falls below $20 million for six consecutive months.

         Non-defaulted issues are deleted from the Index when the market value of the issue falls below $50 million for six consecutive months.

         A number of characteristics are provided on a monthly basis. Some of these characteristics are:

         Yield to Worst ("YTW") - the Yield to Worst is the minimum of the yield to every call date in the call schedule for a security. The YTW for the Index is the market weighted YTW of the constituents for the Index at that period.

         Spread to Treasury - the YTW spread to comparable maturity Treasury, market weighted for the issues in the Index.

         Market Value - the sum of the product of the amount outstanding of each issue by its market price.

Total Return Components:

         Principal Change: The price change component of the total return for each security market weighted. That series is related to the change in the average price of a security.

         Interest Component: The change in total return due to coupon and accrued interest, market weighted.

         Cumulative Return: A geometric progression of returns with the relationship:

         R = ((1 +r) x (1 +r//2//) x (1+r//3//) - 1)

         Price Volatility: The market weighted eight month price volatility annualized.

         Return Volatility: The standard deviation of monthly return for a specified period.

Rating Tiers:

         Upper Tier: Split BBB issues, those with one BBB and one BB rating, are in this tier, as are BB issues and Split BB issues (one BB and one B rating).

         Middle Tier: Single B and Split Single B issues (one Single B and one CCC rating) are in this tier.

         Lower Tier: All issues rated CCC and below, including Defaulted securities.

         B. Global Index Overview

         The Global Index is an unmanaged, trader priced portfolio constructed to mirror the high yield debt market (revisions to the Index are effected monthly). The Index has been maintained since January 1986 on a monthly basis and since January 1994 on a weekly basis.

         The Index has several modules representing different sectors of the high yield market including a cash paying module, a zerofix module, a pay-in-kind module, and a defaulted module. The Global Index is divided into other categories including industry, rating, seniority, liquidity, market value, security price range, yield range and other sector divisions. There are a total of approximately 250 sorts which can be generated by the Global Index.

         The Global Index is priced and run weekly, however monthly returns are typically used for performance attribution.

Revision Rules:

         The Index includes all fixed income, non-convertible, U.S. dollar denominated securities meeting the following inclusion criteria.

         Inclusion Criteria:

         Issues rated BB and below by either rating agency, Moody's or S&P. (Split BBB rated securities are also included.)

         New issues (public and private "Registered 144A") with par amounts greater than $75 million are automatically added to the Index at the time of issuance. There is a maximum of two issues per issuer added to the Index. If an issuer has additional outstanding issues greater than $500 million in size, these securities will be included in the Global Index.

         Preferred issues with par amounts greater than $75 million are automatically added to the Index as the time of issuance. There is no more than one preferred issue of any one issuer.

         Foreign issues (emerging market debt) which is U.S. dollar denominated with par amounts greater than $150 million are automatically added to the Index as the time of issuance. Sovereign debt is not included.

         Fallen angels with market values greater than $75 million are added to the Index two months after being down-graded.

         If the security falls into the Split BBB rating category (investment grade rating by one agency and high yield rating by another agency) for any of the inclusion criteria mentioned above, the security has to have a market value greater than $125 million.

         Defaulted issues are included into this module 30 days after a company misses an interest and/or principal payment and defaults on its obligation, or when one or both rating agencies (Moody's and/or S&P) issue a "D" rating on an issue.

         Exclusion Criteria:

         Called, retired, exchanged or upgraded issues from the high yield market are deleted from the Index at the end of the month in which the event took place.

         Defaulted issues are deleted from the Index when the market value of the issue falls below $20 million for six consecutive months.

         Non-defaulted issues are deleted from the Index when the market value of the issue falls below $50 million for six consecutive months.

         A number of characteristics are provided on a monthly basis. Some of these characteristics are:

         Yield to Worst ("YTW"): The Yield to Worst is the minimum of the yield to every call date in the call schedule for a security. The YTW for the Index is the market weighted YTW of the constituents for the Index at that period.

         Spread to Treasury - The YTW spread to comparable maturity Treasury, market weighted for the issues in the Index.

         Market Value - The sum of the product of the amount outstanding of each issue by its market price.

Total Return Components:

         Principal Change: The price change component of the total return for each security market weighted. That series is related to the change in the average price of a security.

         Interest Component: The change in total return due to coupon and accrued interest, market weighted.

         Cumulative Return: A geometric progression of returns with the relationship:

         R =((1 +r) x (1 +r//2//) x (1+r//3//) - 1)

         Price Volatility: The market weighted eight month price volatility annualized.

         Return Volatility: The standard deviation of monthly return for a specified period.

Rating Tiers:

         Upper Tier: Split BBB issues, those with one BBB and one BB rating, are in this tier, as are BB issues and Split BB issues (one BB and one B rating).

         Middle Tier: Single B and Split Single B issues (one Single B and one CCC rating) are in this tier.

         Lower Tier: All issues rated CCC and below, including Defaulted securities.

                             FINANCIAL STATEMENTS

         The audited financial statements included in the annual report of the Fund for the fiscal year ended December 31, 2000, together with the report of Deloitte & Touche LLP thereon, is hereby incorporated by reference in this SAI. No other part of the annual report is incorporated herein.

                             APPENDIX A: GLOSSARY

         "'AA' Financial Composite Commercial Paper Rate" on any date means (i) the interest equivalent of the 7-day rate, in the case of a Dividend Period which is a Standard Dividend Period or shorter; for Dividend Periods greater than 7 days but fewer than or equal to 31 days, the 30-day rate; for Dividend Periods greater than 31 days but fewer than or equal to 61 days, the 60-day rate; for Dividend Periods greater than 61 days but fewer than or equal to 91 days, the 90 day rate; for Dividend Periods greater than 91 days but fewer than or equal to 270 days, the rate described in (ii); for Dividend Periods greater than 270 days, the Treasury Index Rate; on commercial paper on behalf of issuers whose corporate bonds are rated "AA" by S&P, or the equivalent of such rating by another nationally recognized rating agency, as announced by the Federal Reserve Bank of New York for the close of business on the Business Day immediately preceding such date; or (ii) if the Federal Reserve Bank of New York does not make available such a rate, then the arithmetic average of the interest equivalent of such rates on commercial paper placed on behalf of such issuers, as quoted on a discount basis or otherwise by the Commercial Paper Dealers to the Auction Agent for the close of business on the Business Day immediately preceding such date (rounded to the next highest .001 of 1%). If any Commercial Paper Dealer does not quote a rate required to determine the "AA" Financial Composite Commercial Paper Rate, such rate shall be determined on the basis of the quotations (or quotation) furnished by the remaining Commercial Paper Dealers (or Dealer), if any, or, if there are no such Commercial Paper Dealers, by the Auction Agent. For purposes of this definition, (A) "Commercial Paper Dealers" shall mean (1) Salomon Smith Barney Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Goldman Sachs & Co.; (2) in lieu of any thereof, its respective Affiliate or successor; and (3) in the event that any of the foregoing shall cease to quote rates for commercial paper of issuers of the sort described above, in substitution therefor, a nationally recognized dealer in commercial paper of such issuers then making such quotations selected by the Fund, and (B) "interest equivalent" of a rate stated on a discount basis for commercial paper of a given number of days' maturity shall mean a number equal to the quotient (rounded upward to the next higher one-thousandth of 1%) of (1) such rate expressed as a decimal, divided by (2) the difference between
(x) 1.00 and (y) a fraction, the numerator of which shall be the product of such rate expressed as a decimal, multiplied by the number of days in which such commercial paper shall mature and the denominator of which shall be 360.

         "Affiliate" means any person known to the Auction Agent to be controlled by, in control of or under common control with the Fund; provided that Highland Capital Management, L.P. will not be deemed to be an Affiliate nor will any corporation or any person controlled by, in control of or under common control with such corporation, one of the trustees, directors or executive officers of which is also a director or executive officer of the Fund, be deemed to be an Affiliate.

         "Agent Member" means a member of or a participant in the Securities Depository that will act on behalf of a Bidder.

         "All Hold Rate" means 80% of the "AA" Financial Composite Commercial Paper Rate.

         "Applicable Rate" means for each Dividend Period (i) if Sufficient Clearing Orders exist for the Auction in respect thereof, the Winning Bid Rate,
(ii) if Sufficient Clearing Orders do not exist for the Auction in respect thereof, the Maximum Rate, and (iii) in the case of any Dividend Period of 93 days or fewer if all the Preferred Shares are the subject of Submitted Hold Orders for the Auction in respect thereof, the All Hold Rate.

         "Approved Price" means the "fair value" as determined by the Fund in accordance with the valuation procedures adopted from time to time by the Board of Directors and for which the Fund receives a mark-to-market price (which, for the purpose of clarity, does not mean a Market Value Price) from an independent source at least semi-annually.

         "Asset Coverage Cure Date" has the meaning set forth in "Description of Preferred Shares--Redemption."

         "Auction" means each periodic operation of the Auction Procedures.

         "Auction Agent" means Bankers Trust Company unless and until another commercial bank, trust company, or other financial institution appointed by a resolution of the Board of Directors enters into an agreement with the Fund to follow the Auction Procedures for the purpose of determining the Applicable Rate.

         "Auction Date" means the first Business Day next preceding the first day of a Dividend Period.

         "Auction Procedures" means the procedures for conducting Auctions described in "Additional Information Concerning the Auction for Preferred Shares."

         "Auditor's Certificate" has the meaning set forth in "Description of Preferred Shares--Asset Maintenance."

         "Available Preferred Shares" has the meaning set forth in "Additional Information Concerning the Auction for Preferred Shares--Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate."

         "Bank Loans" means direct purchases of, assignment of, participations in and other interests in (a) any senior bank loan or (b) any loan made by an investment bank, investment fund or other financial institution; provided that such loan under this clause (b) is similar to those typically made, syndicated, purchased or participated by a commercial bank or institutional loan investor in the ordinary course of business.

         "Beneficial Owner," with respect to each share of the Preferred Shares, means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of such share.

         "Bid" has the meaning set forth in "Additional Information Concerning the Auction for the Preferred Shares--Submission of Orders by Broker-Dealers to Auction Agents."

         "Bidder" has the meaning set forth in "Additional Information Concerning the Auction for Preferred Shares--Submission of Orders by Broker-Dealers to Auction Agents."

         "Board of Directors" or "Board" means the Board of Directors of the Fund or any duly authorized committee thereof as permitted by applicable law.

         "Broker-Dealer" means any broker-dealer or broker-dealers, or other entity permitted by law to perform the functions required of a Broker-Dealer by the Auction Procedures, that has been selected by the Fund and has entered into a Broker-Dealer Agreement that remains effective.

         "Broker-Dealer Agreement" means an agreement between the Auction Agent and a Broker-Dealer, pursuant to which such Broker-Dealer agrees to follow the Auction Procedures.

         "Business Day" means a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in The City of New York, New York are authorized or obligated by law to close.

         "Charter" means the Fund's Articles of Incorporation, as amended and supplemented.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Commission" means the Securities and Exchange Commission.

         "Common Stock" means the shares of the Fund's Common Stock, par value $.03 per share.

         "Date of Original Issue" means the date on which the Preferred Shares are originally issued by the Fund.

         "Default Period" has the meaning set forth in "Description of Preferred Shares--Dividends and Dividend Period."

         "Default Rate" means the Reference Rate multiplied by three (3).

         "Deposit Securities" means cash and any obligations or securities, including Short Term Money Market Instruments that are Eligible Assets, rated at least AAA or A-1+ by S&P, except that, for purposes of optional redemption, such obligations or securities will be considered "Deposit Securities" only if they also are rated at least P-1 by Moody's.

         "Designated Country" shall mean (i) each of Canada, Great Britain, Australia, Denmark, New Zealand, Sweden, Switzerland, Luxembourg, The Netherlands and any G-7 nation (other than Japan) and (ii) each other country identified by the Fund from time to time and confirmed in writing as acceptable by S&P and the Administrative Agent.

         "Discount Factor" means the S&P Discount Factor (if S&P is then rating the Preferred Shares), the Moody's Discount Factor (if Moody's is then rating the Preferred Shares) or the discount factor established by any Other Rating Agency which is then rating the Preferred Shares and which so requires, whichever is applicable.

         "Discounted Value" means the quotient of the Market Value of an Eligible Asset divided by the applicable Discount Factor, provided that with respect to an Eligible Asset that is currently callable, Discounted Value will be equal to the quotient as calculated above or the call price, whichever is lower, and that with respect to an Eligible Asset that is prepayable, Discounted Value will be equal to the quotient as calculated above or the par value, whichever is lower.

         "Dividend Default" has the meaning set forth in "Description of Preferred Shares--Dividends and Dividend Period."

         "Dividend Payment Date" means (i) with respect to any Dividend Period of one year or less, the Business Day next succeeding the last day thereof and, if any, the 91st, 181st and 271st days thereof, and (ii) with respect to any Dividend Period of more than one year, on a quarterly basis on each January 1, April 1, July 1 and October 1 and on the Business Day following the last day of such Dividend Period.

         "Dividend Period" means the period commencing on the Date of Original Issue and ending on the date specified on the Date of Original Issue and thereafter the period commencing on the day following each Dividend Period and ending on the day established by the Fund.

         "Eligible Assets" means Moody's Eligible Assets (if Moody's is then rating the Preferred Shares), S&P Eligible Assets (if S&P is then rating the Preferred Shares), and/or Other Rating Agency Eligible Assets if any Other Rating Agency is then rating the Preferred Shares, whichever is applicable.

         "Emerging Markets" means any country (i) whose unsupported sovereign non-local currency debt obligations are not rated "A-" or better by S&P or (ii) whose unsupported sovereign non-local currency debt obligations are not rated "AA+" or better by S&P and is not a Designated Country.

         "Existing Holder" means (a) a person who beneficially owns those Preferred Shares listed in that person's name in the records of the Auction Agent or (b) the beneficial owner of those Preferred Shares which are listed under such person's Broker-Dealer's name in the records of the Auction Agent, which Broker-Dealer shall have signed a Master Purchaser's Letter.

         "Exposure Period" means the period commencing on (and including) a given Valuation Date and ending 30 calendar days thereafter.

         "Hold Order" has the meaning set forth in "Additional Information Concerning the Auction for Preferred Shares--Orders By Existing Holders and Potential Holders."

         "Holder" means, with respect to the Common Stock and the Preferred Shares, the registered holder of such shares as the same appears on the stock ledger or stock records of the Fund.

         "Liquidation Preference" means $25,000 per Preferred Share.

         "Mandatory Redemption Date" has the meaning set forth in "Description of Preferred Shares--Redemption."

         "Mandatory Redemption Price" has the meaning set forth in set forth in "Description of Preferred Shares--Redemption."

         "Market Value" means the fair market value of an asset of the Fund as computed based upon (i) one or more pricing services agreements approved from time to time by the Board of Directors, provided that S&P (if S&P is then rating Preferred Shares), Moody's (if Moody's is then rating Preferred Shares) and any Other Rating Agency which is then rating Preferred Shares and so requires have informed the Fund in writing that use of such pricing service will not adversely affect such rating agency's then current rating of the Preferred Shares, or (ii) the lower of the value set forth in bids from two independent dealers in securities, one of which bids will be in writing, in each case with interest accrued added to such computation for those assets of the Fund where such computation does not include interest accrued. The independent dealers from whom bids are sought shall be either (a) market makers in the securities being valued or (b) members of the National Association of Securities Dealers, Inc.

         "Master Purchaser's Letter" means a the letter which is required to be executed by each prospective purchaser of Preferred Shares or the Broker-Dealer through whom the shares will be held.

         "Maximum Rate" means, on any date on which the Applicable Rate is determined, the applicable percentage of the "AA" Financial Composite Commercial Paper Rate on the date of such Auction determined as set forth below based on the lower of the credit ratings assigned to the Preferred Shares by Moody's and S&P subject to upward but not downward adjustment in the discretion of the Board of Directors after consultation with the Broker-Dealers; provided that immediately following any such increase the Fund would be in compliance with the Preferred Shares Basic Maintenance Amount.

       Moody's Credit Rating              S & P Credit Rating          Applicable Percentage
       ---------------------              -------------------          ---------------------
         aa3 or Above                         AA- or Above                     150%
         a3 or a1                             A- to A+                         160%
         baa3 to baa1                         BBB- to BBB+                     250%
         Below baa3                           Below BBB-                       275%

         "Moody's" means Moody's Investors Service, Inc. and its successors at law.

         "Moody's Eligible Assets" has the meaning set forth in "Moody's & S&P Guidelines--Moody's Guidelines."

         "Moody's Industry Classification" means, for the purposes of determining Moody's Eligible Assets, each of the following industry classifications (or such other classifications as Moody's may from time to time approve for application to the Preferred Shares):

                   1. Aerospace and Defense: Major Contractor, Subsystems, Research, Aircraft Manufacturing, Arms, Ammunition

                   2. Automobile: Automobile Equipment, Auto-Manufacturing, Auto Parts Manufacturing, Personal Use Trailers, Motor Homes, Dealers

                   3. Banking: Bank Holding, Savings and Loans, Consumer Credit, Small Loan, Agency, Factoring, Receivables

                   4. Beverage, Food and Tobacco: Beer and Ale, Distillers, Wines and Liquors, Distributors, Soft Drink Syrup, Bottlers, Bakery, Mill Sugar, Canned Foods, Corn Refiners, Dairy Products, Meat Products, Poultry Products, Snacks, Packaged Foods, Distributors, Candy, Gum, Seafood, Frozen Food, Cigarettes, Cigars, Leaf/Snuff, Vegetable Oil

                   5. Buildings and Real Estate: Brick, Cement, Climate Controls, Contracting, Engineering, Construction, Hardware, Forest Products (building-related only), Plumbing, Roofing, Wallboard, Real Estate, Real Estate Development, REITs, Land Development

                   6. Chemicals, Plastics and Rubber: Chemicals (non-agriculture), Industrial Gases, Sulphur, Plastics, Plastic Products, Abrasives, Coatings, Paints, Varnish, Fabricating

                   7. Containers, Packaging and Glass: Glass, Fiberglass, Containers made of: Glass, Metal,

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             Paper, Plastic, Wood or Fiberglass

                   8. Personal and Non-Durable Consumer Products (Manufacturing Only): Soaps, Perfumes, Cosmetics, Toiletries, Cleaning Supplies, School Supplies

                   9.     Diversified/Conglomerate Manufacturing

                  10.     Diversified/Conglomerate Service

                  11.     Diversified Natural Resources, Precious Metals and
             Minerals: Fabricating, Distribution

                  12. Ecological: Pollution Control, Waste Removal, Waste Treatment and Waste Disposal

                  13. Electronics: Computer Hardware, Electric Equipment, Components, Controllers, Motors, Household Appliances, Information Service Communicating Systems, Radios, TVs, Tape Machines, Speakers, Printers, Drivers, Technology

                  14. Finance: Investment Brokerage, Leasing, Syndication, Securities

                  15. Farming and Agriculture: Livestock, Grains, Produce, Agriculture Chemicals, Agricultural Equipment, Fertilizers

                  16.     Grocery: Grocery Stores, Convenience Food Stores

                  17. Healthcare, Education and Childcare: Ethical Drugs, Proprietary Drugs, Research, Health Care Centers, Nursing Homes, HMOs, Hospitals, Hospital Supplies, Medical Equipment

                  18. Home and Office Furnishings, Housewares, and Durable Consumer Products: Carpets, Floor Coverings, Furniture, Cooking, Ranges

                  19.     Hotels, Motels, Inns and Gaming

                  20. Insurance: Life, Property and Casualty, Broker, Agent, Surety

                  21.     Leisure, Amusement, Motion Pictures, Entertainment:
             Boating, Bowling, Billiards, Musical Instruments, Fishing, Photo Equipment, Records, Tapes, Sports, Outdoor Equipment (Camping), Tourism, Resorts, Games, Toy Manufacturing, Motion Picture Production Theaters, Motion Picture Distribution

                  22. Machinery (Non-Agriculture, Non-Construction, Non-Electronic): Industrial, Machine Tools, Steam Generators

                  23. Mining, Steel, Iron and Non-Precious Metals: Coal, Copper, Lead, Uranium, Zinc, Aluminum, Stainless Steel, Integrated Steel, Ore Production, Refractories, Steel Mill Machinery, Mini-Mills, Fabricating, Distribution and Sales of the foregoing

                  24. Oil and Gas: Crude Producer, Retailer, Well Supply, Service and Drilling

                  25. Printing, Publishing and Broadcasting: Graphic Arts, Paper, Paper Products, Business Forms, Magazines, Books, Periodicals, Newspapers, Textbooks, Radio, T.V., Cable Broadcasting Equipment

                  26. Cargo Transport: Rail, Shipping, Railroads, Rail-car Builders, Ship Builders, Containers, Container Builders, Parts, Overnight Mail, Trucking, Truck Manufacturing, Trailer Manufacturing, Air Cargo, Transport

                  27. Retail Stores: Apparel, Toy, Variety, Drugs, Department, Mail Order Catalog, Showroom

                  28. Telecommunications: Local, Long Distance, Independent, Telephone, Telegraph, Satellite, Equipment, Research, Cellular

                  29. Textiles and Leather: Producer, Synthetic Fiber, Apparel Manufacturer, Leather Shoes

                  30.     Personal Transportation: Air, Bus, Rail, Car Rental

                  31.     Utilities: Electric, Water, Hydro Power, Gas

                  32. Diversified Sovereigns: Semi-sovereigns, Canadian Provinces, Supra-national Agencies

         The Fund will use its discretion in determining which industry classification is applicable to a particular investment in consultation with the independent auditor and the rating agencies, as necessary.

         "1940 Act" means the Investment Company Act of 1940, as amended.

         "1940 Act Preferred Shares Asset Coverage" means asset coverage, as determined in accordance with Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Fund which are stock, including all Outstanding Preferred Shares (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common shares), determined on the basis of values calculated as of a time within 48 hours (not including Sundays or holidays) next preceding the time of such determination.

         "1940 Act Preferred Shares Asset Coverage Certificate" has the meaning set forth in "Description of Preferred Shares--Asset Maintenance."

         "Notice of Redemption" has the meaning set forth in "Description of Preferred Shares--Redemption."

         "Order" has the meaning set forth in "Additional Information Concerning the Auction for Preferred Shares--Orders By Existing Holders and Potential Holders."

         "Other Rating Agency" means any rating agency other than S&P or Moody's then providing a rating for the Preferred Shares pursuant to the request of the Fund.

         "Other Rating Agency Eligible Assets" means assets of the Fund designated by any Other Rating Agency as eligible for inclusion in calculating the discounted value of the Fund's assets in connection with such Other Rating Agency's rating of the Preferred Shares.

         "Outstanding" means, as of any date, any Preferred Shares theretofore issued by the Fund except, without duplication, (i) Preferred Shares theretofore canceled, redeemed or repurchased by the Fund, or delivered to the Auction Agent for cancellation or with respect to which the Fund has given notice of redemption and irrevocably deposited with the Paying Agent sufficient funds to redeem such Preferred Shares and (ii) any Preferred Shares represented by any certificate in lieu of which a new certificate has been executed and delivered by the Fund. Notwithstanding the foregoing, (A) for purposes of voting rights (including the determination of the number of shares required to constitute a quorum), any Preferred Shares as to which the Fund or any Affiliate is the Existing Holder will be disregarded and not deemed Outstanding; (B) in connection with any Auction, any Preferred Shares as to which the Fund or any person known to the Auction Agent to be an Affiliate is the Existing Holder will be disregarded and not deemed Outstanding; and (C) for purposes of determining the Preferred Shares Basic Maintenance Amount, Preferred Shares held by the Fund will be disregarded and not deemed Outstanding, but shares held by any Affiliate will be deemed Outstanding.

         "Paying Agent" means Bankers Trust Company unless and until another entity appointed by a resolution of the Board of Directors enters into an agreement with the Fund to serve as paying agent, which paying agent may be the same as the Auction Agent.

         "Performing" means, with respect to any S&P Eligible Asset that is a Bank Loan or other debt, the issuer of such investment is not in default of any payment obligations in respect thereof.

         "Potential Beneficial Owner or Holder" means (i) any Existing Holder who may be interested in acquiring additional Preferred Shares or (ii) any other person who may be interested in acquiring Preferred Shares and who has signed a Master Purchaser's Letter or whose shares will be listed under such person's Broker-Dealer's name on the records of the Auction Agent which Broker-Dealer shall have executed a Master Purchaser's Letter.

         "Preferred Shares" means the Fund's Auction Rate Cumulative Preferred Shares, $0.001 per value per share and liquidation preference $25,000 per share.

         "Preferred Shares Basic Maintenance Amount" has the meaning set forth under "Description of Preferred Shares--Asset Maintenance."

         "Preferred Shares Basic Maintenance Amount Test" means a test which is met if the lower of the aggregate Discounted Values of the Moody's Eligible Assets or the S&P Eligible Assets meets or exceeds the Preferred Shares Basic Maintenance Amount.

         "Preferred Shares Basic Maintenance Certificate" has the meaning set forth in "Description of Preferred Shares--Asset Maintenance."

         "Rating Agency" means Moody's and S&P as long as such rating agency is then rating the Preferred Shares.

         "Redemption Date" has the meaning set forth in "Description of Preferred Shares--Dividends and Dividend Period."

         "Redemption Default" has the meaning set forth in "Description of Preferred Shares--Dividends and Dividend Period."

         "Redemption Price" has the meaning set forth in "Description of Preferred Shares--Dividends and Dividend Period."

         "Reference Rate" means, with respect to the determination of the Default Rate, the applicable "AA" Financial Composite Commercial Paper Rate (for a Dividend Period of fewer than 184 days) or the applicable Treasury Index Rate (for a Dividend Period of 184 days or more).

         "S&P" means Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or its successors at law.

         "S&P Eligible Assets" has the meaning set forth in "Moody's & S&P Guidelines--S&P Guidelines."

         "S&P Industry Classification" means, for the purposes of determining S&P Eligible Assets, each of the following industry classifications (or such other classifications as S&P may from time to time approve for application to the Preferred Shares):

            1. Aerospace and Defense: Aircraft manufacturer/components, Arms and ammunition

            2.    Air transport

            3.    Automotive: Manufacturers, Parts and Equipment, Tire and
                  Rubber

            4.    Beverage and Tobacco

            5.    Broadcast Radio and Television

            6.    Brokers/Dealers/Investment Houses

            7. Building and Development: Builders, Land Development/Real Estate, REITs

            8. Business Equipment and Services: Graphic Arts, Office Equipment/Computers, Data Processing Service Bureaus, Computer Software

            9.    Cable and Satellite Television

            10.   Chemical/Plastics: Coatings/Paints/Varnishes

            11.   Clothing/Textiles

            12.   Conglomerates

            13.   Containers and Glass Products

            14.   Cosmetic/Toiletries

            15.   Drugs

            16. Ecological Services and Equipment: Waste Disposal Services and Equipment

            17.   Electronics/Electric

            18. Equipment Leasing: Auto Leasing/Rentals, Commercial Equipment Leasing, Data Processing Equipment Service/Leasing

            19. Farming/Agriculture: Agricultural Products and Equipment, Fertilizers

            20.   Financial Intermediaries: Bank/Thrifts, Finance Companies

            21.   Food/Drug Retailers

            22.   Food Products

            23.   Food Service: Food Service/Restaurants, Vending

            24.   Forest Products: Building Materials, Paper Products/Containers

            25.   Health Care

            26.   Home Furnishings: Appliances, Furniture and Fixtures,
                  Housewares

            27.   Lodging and Casinos

            28. Industrial Equipment: Machinery, Manufacturing/Industrial, Specialty Instruments

            29.   Insurance

            30.   Leisure Goods/Activities/Movies

            31. Nonferrous Metals/Minerals: Aluminum Producers, Mining (including coal), Other Metal/Mineral Producers

            32.   Oil and Gas: Producers/Refiners, Gas Pipelines

            33.   Publishing

            34.   Rail Industries: Railroads, Rail Equipment

            35.   Retailers (except food and drug)

            36.   Steel

            37.   Surface Transport: Shipping/Shipbuilding, Trucking

            38.   Telecommunications/Cellular Communications

            39.   Utilities: Electric, Local Gas, Water

         The Fund will use its discretion in determining which industry classification is applicable to a particular investment.

         "Securities Depository" means The Depository Trust Company and its successors and assigns or any successor securities depository selected by the Fund that agrees to follow the procedures required to be followed by such securities depository in connection with the Preferred Shares.

         "Sell Order" has the meaning set forth in "Additional Information Concerning the Auction for Preferred Shares--Submission of Orders by Broker-Dealers to Auction Agents."

         "Short-Term Money Market Instrument" means the following types of instruments if, on the date of purchase or other acquisition thereof by the Fund, the remaining term to maturity thereof is not in excess of 180 days:

                          (i) commercial paper rated A-1 if such commercial paper matures in 30 days or A-1+ if such commercial paper matures in over 30 days;

                          (ii) demand or time deposits in, and banker's acceptances and certificates of deposit of (A) a depository institution or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia or (B) a United States branch office or agency of a foreign depository institution (provided that such branch office or agency is subject to banking regulation under the laws of the United States, any state thereof or the District of Columbia);

                          (iii) overnight funds; and

                          (iv)  U.S. Government Securities.

         "Special Dividend Period" means a Dividend Period that is not a Standard Dividend Period.

         "Specific Redemption Provisions" means, with respect to any Special Dividend Period of more than one year, either, or any combination of (i) a period (a "Non-Call Period") determined by the Board of Directors after consultation with the Broker-Dealers, during which the shares subject to such Special Dividend Period are not subject to redemption at the option of the Fund and (ii) a period (a "Premium Call Period"), consisting of a number of whole years as determined by the Board of Directors after consultation with the Broker-Dealers, during each year of which the shares subject to such Special Dividend Period will be redeemable at the Fund's option at a price per share equal to the Liquidation Preference plus accumulated but unpaid dividends (whether or not earned or declared) plus a premium expressed as a percentage or percentages of the Liquidation Preference or expressed as a formula using specified variables as determined by the Board of Directors after consultation with the Broker-Dealers.

         "Standard Dividend Period" means a Dividend Period of seven days, unless such 7th day is not a Business Day, then the number of days ending on the Business Day next preceding such 7th day.

         "Submission Deadline" means 1:00 p.m., New York City time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

         "Submitted Bid Order" has the meaning set forth in "Additional Information Concerning the Auction for Preferred Shares--Submission of Orders by Broker-Dealers to Auction Agents."

         " Submitted Hold Order" has the meaning set forth in "Additional Information Concerning the Auction for Preferred Shares--Submission of Orders by Broker-Dealers to Auction Agents."

         "Submitted Order" has the meaning set forth in "Additional Information Concerning the Auction for Preferred Shares--Submission of Orders by Broker-Dealers to Auction Agents."

         "Submitted Sell Order" has the meaning set forth in "Additional Information Concerning the Auction for Preferred Shares--Submission of Orders by Broker-Dealers to Auction Agents."

         "Treasury Index Rate" means the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities having the same number of 30-day periods to maturity as the length of the applicable Dividend Period, determined, to the extent necessary, by linear interpolation based upon the yield for such securities having the next shorter and next longer number of 30-day periods to maturity treating all Dividend Periods with a length greater than the longest maturity for such securities as having a length equal to such longest maturity, in all cases based upon data set forth in the most recent weekly statistical release published by the Board of Governors of the Federal Reserve System (currently in H.15 (519)); provided, however, if the most recent such statistical release shall not have been published during the 15 days preceding the date of computation, the foregoing computations shall be based upon the average of comparable data as quoted to the Fund by at least three recognized dealers in U.S. Government securities selected by the Fund.

         "U.S. Government Securities" means direct obligations of the United States or by its agencies or instrumentalities that are entitled to the full faith and credit of the United States and that, other than United States Treasury Bills, provide for the periodic payment of interest and the full payment of principal at maturity or call for redemption.

         "Valuation Date" means the last Business Day of each week, or such other date as the Fund and Rating Agencies may agree to for purposes of determining the Preferred Shares Basic Maintenance Amount.

         "Winning Bid Rate" means the lowest rate specified in the Submitted Orders which, if (A) each Submitted Hold/Sell Order from Existing Holders specifying such lowest rate and all other Submitted Hold/Sell Orders from Existing Holders specifying lower rates were accepted and (B) each Submitted Buy Order from Potential Holders specifying such lowest rate and all other Submitted Buy Orders from Potential Holders specifying lower rates were accepted, would result in the Existing Holders described in clause (A) above continuing to hold an aggregate number of Preferred Shares which, when added to the number of Preferred Shares to be purchased by the Potential Holders described in clause
(B) above and the number of shares of Preferred Shares subject to Submitted Hold Orders, would be equal to the number of Preferred Shares.

                      APPENDIX B: RATINGS OF INVESTMENTS

       Description of certain ratings assigned by S&P and Moody's:

S&P

Long-term

AAA
An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C
Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C
A subordinated debt or preferred stock obligation rated 'C' is currently highly vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

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

D
An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

r
The symbol 'r' is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk--such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R.
The designation 'N.R.' indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy. Note: The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign designation to show relative standing within the major rating categories.

Short-term

A-1
A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are given a plus sign (+) designation. This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2
A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3
A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B
A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet is financial commitment on the obligation.

C
A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D
A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody's

Long-term

Aaa
Bonds rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa
Bonds rated 'Aa' are judged to be of high quality by all standards. Together with the 'Aaa' group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in 'Aaa' securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the 'Aaa' securities.

A
Bonds rated 'A' possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa
Bonds rated 'Baa' are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba
Bonds rated 'Ba' are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B
Bonds rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa
Bonds rated 'Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca
Bonds rated 'Ca' represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C
Bonds rated 'C' are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from 'Aa' through 'Caa'. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Prime rating system (short-term)

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

           Leading market positions in well-established industries.

           High rates of return on funds employed.

           Conservative capitalization structure with moderate reliance on debt and ample asset protection.

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

           Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

           Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

                          PART C -- OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

(1) Financial Statements:

   (a) Statement of Net Assets at December 31, 2000*
   (b) Statement of Operations For Year Ended December 31, 2000*
   (c) Statements of Changes in Net Assets For the Years Ended December 31, 2000 and December 31, 1999*
   (d) Financial Highlights
   (e) Notes to Financial Statements*
   (f) Independent Auditors' Report*

         All other financial statements, schedules and historical financial information are omitted because the conditions requiring their filing do not exist.

   -----------
         * Incorporated by reference.

(2) Exhibits:

   (a)   (i)   Articles of Incorporation. Incorporated by reference to Amendment
               No. 5 to the Registration Statement on Form N-2 (File No. 811-
               5639) (the "Registration Statement") filed on November 16, 1988.

         (ii) Articles of Amendment. Incorporated by reference to Amendment No. 6 to the Registration Statement filed on March 19, 1992.

         (iii) Articles Supplementary Creating and Fixing the Rights of Series C and Series D Cumulative Preferred Stock. Incorporated by reference to Amendment No. 15 to the Registration Statement filed on January 19, 1999.

         (iv) Articles Supplementary Creating and Fixing the Rights of Series E Cumulative Preferred Stock. Incorporated herein by reference to Amendment No. 17 to the Registration Statement filed March 2, 2001.

   (b) Amended and Restated By-Laws. Incorporated by reference to Amendment No. 15 to the Registration Statement filed on January 19, 1999.

   (c)   Not applicable.

   (d)   (i)   Articles Supplementary Creating Auction Rate Cumulative Preferred
               Shares.*

         (ii)  Specimen certificate for Auction Rate Cumulative Preferred
               Shares.*

   (e) Dividend Reinvestment Plan. Incorporated by reference to Amendment No. 16 to the Registration Statement filed on February 17, 1999.

   (f)   Not applicable.

   (g)   (i)   Investment Advisory Agreement dated August 20, 1998. Incorporated by reference to Amendment No. 15 to the Registration Statement filed on January 19, 1999.

         (ii) Amendment No. 1 to Investment Advisory Agreement dated January 1, 2000. Incorporated herein by reference to Amendment No. 17 to the Registration Statement filed March 2, 2001.

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

    (h)  (i)   Form of Underwriting Agreement.*

         (ii)  Form of Master Agreement Among Underwriters.*

    (i)  Not applicable.

    (j) Custody Agreement dated May 1, 1996. Incorporated by reference to Amendment No. 15 to the Registration Statement filed on January 19, 1999.

    (k)  (i)   Transfer Agency and Service Agreement dated January 1, 1999.
               Incorporated by reference to Amendment No. 15 to the Registration
               Statement filed on January 19, 1999.

         (ii) Administration Agreement dated June 5, 1996. Incorporated by reference to Amendment No. 15 to the Registration Statement filed on January 19, 1999.

         (iii) Accounting Services Agreement dated May 20, 1991, as amended. Incorporated herein by reference to Amendment No.7 to the Registration Statement filed on October 21, 1992.

         (iv)  Form of Consulting Services Agreement.*

         (v)   Form of Auction Agency Agreement.*

         (vi)  Form of Broker-Dealer Agreement.*

         (vii) Form of DTC Letter of Representation as to Preferred Shares.*

    (l)  Opinion and Consent of Kirkpatrick & Lockhart LLP.*

    (m)  Not applicable.

    (n)  Consent of Deloitte & Touche LLP.

    (o)  Not applicable.

    (p)  Not applicable.

    (q)  Not applicable.

    (r) Code of Ethics. Incorporated herein by reference to Amendment No. 17 to the Registration Statement filed March 2, 2001.

    (s)  Power of Attorney.

         * To be filed by amendment.

Item 25.  Marketing Arrangements

         See Form of Underwriting Agreement to be filed by amendment.

Item 26.  Other Expenses of Issuance and Distribution

         The approximate expenses in connection with the Offering, all of which are being borne by the Registrant, are as follows:

Registration Fees....................................         $23,000
Rating Agency Fees...................................
Costs of Printing and Engraving......................

Accounting Fees and Expenses.........................
Legal Fees and Expenses..............................
Miscellaneous........................................
Total................................................         $_______

Item 27.  Persons Controlled by or Under Common control

         None.

Item 28.  Number of Holders of Securities

         Set forth below is the number of record holders as of______, 2001 of each class of securities of the Registrant:

                        Title of Class                                               Number of Record Holders
                        --------------                                               ------------------------
     Common Stock, par value $.01 per share.......................................
     Cumulative Preferred Stock, par value $.01 per share.........................                      2

Item 29.  Indemnification

         Article NINTH, Section 5 of the Registrant's Articles of Incorporation provides as follows:

                           "(5) the State of Maryland now or hereafter in force,
                  including the advance of expenses under the procedures provided by such laws; (b) its officers to the same extent it shall indemnify its directors; and (c) its officers who are not directors to such further extent as shall be authorized by the Board of Directors and be consistent with law; provided, however, that nothing herein shall be construed to protect any director or officer of the Corporation against any liability to which such director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. The foregoing shall not limit the authority of the Corporation to indemnify other employees and agents consistent with law."

         Officers and directors of the Registrant are covered by an insurance policy against liabilities and expenses of claims of wrongful acts arising out of their position with the Registrant, except for matters which involve willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and directors under certain circumstances.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in this Item 29, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 30.  Business and other Connections of Investment Adviser

         Pacholder & Company, LLC is engaged primarily in the business of providing investment advisory services. A description of the members of Pacholder & Company, LLC and other required information is included in the Form ADV and schedules thereto of Pacholder & Company, LLC on file with the Securities and Exchange Commission (File No. 801-55869) and is incorporated herein by reference.

Item 31.  Location of Accounts and Records

         The Registrant maintains the records required by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 inclusive thereunder at its principal office located at 8044 Montgomery Road, Suite 480, Cincinnati, Ohio 45236. Certain records, including records relating to the Registrant's shareholders and certain records relating to the physical possession of the Registrant's securities may be maintained at the offices of the Registrant's custodian, transfer agent, dividend disbursing agent and registrar, Firstar Bank, N.A., located at 425 Walnut Street, Cincinnati, Ohio 45202.

Item 32.  MANAGEMENT SERVICES

         Not applicable.

Item 33.  UNDERTAKINGS

1. The Registrant undertakes to suspend offering of Preferred Shares until the prospectus is amended if (1) subsequent to the effective date of this Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of this Registration Statement or
(2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.   Not applicable.

3.   Not applicable.

4.   Not applicable.

5.   The Registrant undertakes that:

             a. for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to 497(h) under the 1933Act shall be deemed to be part of the Registration Statement as of the time it was declared effective; and

             b. for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of an oral or written request, its Statement of Additional Information.

                                  Signatures

         Pursuant to requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Sycamore Township and the State of Ohio, on the 10th day of May 2001.

                                     PACHOLDER HIGH YIELD FUND, INC.


                                     By:   /s/ William J. Morgan
                                           ------------------------
                                               William J. Morgan
                                               Chairman of the Board, President

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                                   Title                                       Date
---------                                   -----                                       ----
   /s/ William J. Morgan
---------------------------                 Chairman of the Board, (principal           May 10, 2001
   William J. Morgan                          executive officer), President, and
                                              Director.

   /s/ James E. Gibson
---------------------------                 Treasurer (principal financial and          May 10, 2001
   James E. Gibson                            accounting officer).


   /s/ Daniel A. Grant
---------------------------                 Director                                    May 10, 2001
   Daniel A. Grant


   /s/ John F. Williamson
---------------------------                 Director                                    May 10, 2001
   John F. Williamson


   /s/ George D. Woodard
---------------------------                 Director                                    May 10, 2001
   George D. Woodard

                               Index to Exhibits


   (d) (i) Form of Articles Supplementary Creating Auction Rate Cumulative Preferred Shares.*

       (ii) Form of specimen certificate of Auction Rate Cumulative Preferred Shares.*

   (h) (i)   Form of Underwriting Agreement.*

       (ii)  Form of Master Agreement Among Underwriters.*

   (k) (iv)  Form of Consulting Services Agreement.*

       (v)   Form of Auction Agency Agreement.*

       (vi)  Form of Broker-Dealer Agreement.*

       (vii) Form of DTC Letter of Representation as to Preferred Shares.*

   (l)       Opinion and Consent of Kirkpatrick & Lockhart LLP.*

   (n)       Consent of Deloitte & Touche LLP.

   (s)       Power of Attorney.

             * To be filed by amendment.